Exhibit 99.2

        QUARTERLY SUPPLEMENTAL DISCLOSURE
                September 30, 2007

                Table of Contents
                -----------------
                                                  Page                                                             Page
                                                  -----                                                            -----
               Section I - Overview                                  Section III - Opportunity Fund Information

Important Notes                                     2            Overview - Fund I                                  25

Company Information                                 3            Overview - Fund II                                 26

Portfolio Snapshot                                  4            Overview - Fund III                                27

        Section II - Financial Information                       Overview - RCP Venture                             28

Market Capitalization                               5            Fund I Properties - Detail                         29

Shareholder Information                             6            Top Fund I Tenants                                 30

Operating Statements - Pro-rata Consolidation       7            Fund I - Current Valuation                         31

Operating Statements - Joint Ventures               9            Fund II Properties - Detail                        33

Operating Statements - Current v. Prior Year       13            Fund II - New York Urban/Infill Projects           33

Net Operating Income - Same Property Performance   15
                                                                         Section IV - Portfolio Information
Funds from Operations ("FFO"), Adjusted FFO
 ("AFFO") and Funds Available for Distribution
 ("FAD")                                           16
                                                                 Portfolio by Region                                34
Capital Expenditures                               17
                                                                 Portfolio by State                                 35
Consolidated Balance Sheets                        18
                                                                 Portfolio - Detail                                 36
Pro-rata Consolidated Balance Sheet                19
                                                                 New and Renewal Rent Spreads                       39
Selected Operating Ratios                          20
                                                                 Top 10 Tenants - Consolidated                      40
Debt Analysis - Summary                            21
                                                                 Anchor Tenant Detail                               41
Debt Analysis - Detail                             22
                                                                 Anchor Lease Expirations - Next 3 Years            45
Debt Maturity Schedule                             24
                                                                 Portfolio Lease Expirations                        46

                                                                 Portfolio Demographics                             49

                                                                 Residential Properties                             50

QUARTERLY SUPPLEMENTAL DISCLOSURE

        September 30, 2007

         Important Notes

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

     Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

     The Company considers funds from operations ("FFO") as defined by the National Association of Real Estate Investment Trusts ("NAREIT") to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles ("GAAP") and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. In addition, the Company also discloses FFO as adjusted to include the extraordinary gain from its RCP investment in Albertson's. The Company believes that income or gains derived from its RCP investments, including its investment in Albertson's, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplement adjustment more appropriately reflects the results of its operations. The Company also provides two other supplemental disclosures of operating performance, adjusted funds from operations ("AFFO") and funds available for distribution ("FAD"). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures. The Company defines FAD as AFFO adjusted for schedules debt principal payments.

USE OF EBITDA AND NOI AS NON-GAAP FINANCIAL MEASURES

     EBITDA and NOI are a widely used financial measures in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. The Company's method of calculating EBITDA and NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity.

QUARTERLY SUPPLEMENTAL DISCLOSURE

        September 30, 2007

        Company Information

     Acadia Realty Trust, headquartered in White Plains, NY, is a fully integrated and self-managed real estate investment trust which specializes in the acquisition, redevelopment and operation of shopping centers which are anchored by grocery and value-oriented retail. Acadia currently owns (or has interests in) and operates 74 properties totaling approximately 10 million square feet, located in the Northeast, Mid-Atlantic and Midwest United States.

     All of Acadia's assets are held by, and all its operations are conducted through, Acadia Realty Limited Partnership (and its majority-owned subsidiaries) which is currently 98% controlled by Acadia.

Corporate Headquarters   1311 Mamaroneck Avenue                Investor Relations       Debra Miley
                         Suite 260                                                      Director - Marketing & Communications
                         White Plains, NY 10605                                         (914) 288-8148
                                                                                        dmiley@acadiarealty.com
New York Stock Exchange  Symbol AKR                            Web Site                 www.acadiarealty.com

Analyst Coverage         Banc of America Securities                                     J.P. Morgan Securities, Inc.
                         Christine McElroy - (212) 847-5658                             Michael W. Mueller, CFA (212) 622-6689
                         christine.m.mcelroy@bofasecurities.com                         michael.w.mueller@jpmorgan.com
                                                                                        Joseph Dazio, CFA - (212) 622-6416
                                                                                        joseph.c.dazio@jpmorgan.com

                         Bank of Montreal                                               RBC Capital Markets
                         Paul Adornato, CFA - (212) 885-4170                            Rich Moore, CFA - (216) 378-7625
                         paul.adornato@bmo.com                                          rich.moore@rbccm.com

                         Citigroup - Smith Barney                                       Keefe, Bruyette & Woods, Inc.
                         Jonathan Litt - (212) 816-0231                                 Sheila K. McGrath - (212) 887-7793
                         jonathan.litt@citigroup.com                                    smcgrath@kbw.com
                         Ambika Goel - (212) 816-6981
                         Ambika.goel@citigroup.com


 QUARTERLY SUPPLEMENTAL DISCLOSURE
        September 30, 2007

    Total Market Capitalization
    ---------------------------
(including pro-rata share of joint venture debt)

                                                                   Percent of
                                     Percent of                   Total Market
      (amounts in thousands)        Total Equity                 Capitalization
                                   ---------------               ---------------

Equity Capitalization
---------------------
Total Common Shares Outstanding              98.0%        $32,175
Common Operating Partnership ("OP")
 Units                                        2.0%            642
                                                  ---------------
Combined Common Shares and OP Units                        32,817

Share Price at September 30, 2007                           27.13
                                                  ---------------

Equity Capitalization - Common
 Shares and OP Units                                      890,325

Preferred OP Units - at cost (1)              0.0%            188
                                   ------------------------------

    Total Equity Capitalization             100.0%        890,513          66.7%
                                   =============================================

Debt Capitalization
-------------------
Consolidated debt                                         488,052
Adjustment to reflect pro-rata
 share of debt                                           (43,471)
                                                  ---------------

     Total Debt Capitalization                            444,581          33.3%
                                                  ------------------------------

    Total Market Capitalization                        $1,335,094         100.0%
                                                  ==============================


Weighted Average Outstanding Common
       Shares and O.P. Units
-----------------------------------

                                       Common
                                       Shares        OP Units         Total
                                   ---------------------------------------------

Basic
Quarter ended September 30, 2007        32,965,619        663,808     33,629,427
Year-to-date September 30, 2007         32,885,377        662,625     33,548,002
Fully Diluted (3)
Quarter ended September 30, 2007        33,315,524        663,808     33,979,332
Year-to-date September 30, 2007         33,277,544        662,625     33,940,169
                                   =============================================

Basic
Quarter ended September 30, 2006        32,513,398        651,163     33,164,561
Year-to-date September 30, 2006         32,497,153        652,256     33,149,409
Fully Diluted (3)
Quarter ended September 30, 2006        32,836,473        651,163     33,487,636
Year-to-date September 30, 2006         32,804,628        652,256     33,456,884


(1) In connection with the acquisition of the Pacesetter Park Shopping Center in 1999, the Company issued 2,212 Preferred OP Units, of which 2,024 have been converted to Common OP Units to date. The remaining Preferred OP Units are reflected above at their stated cost of $1,000 per unit.

(2) Fixed-rate debt includes notional principal fixed through interest rate swap transactions and conversely, variable-rate debt excludes this amount.

(3) For purposes of earnings per share calculations, the assumed conversion of 25,067 and 55,595 Preferred OP Units is dilutive for EPS and is included in the fully diluted amounts above for the quarter and nine months ending September30, 2007, respectively. They were anti-dilutive for EPS for the quarter and nine months ended September 30, 2006 and, accordingly, are not included for these periods.

      QUARTERLY SUPPLEMENTAL DISCLOSURE
             September 30, 2007

           Shareholder Information
           -----------------------
           (amounts in thousands)

  10 Largest Institutional Shareholders (1)                             Percent of Out-
                                                           Common       standing Common
Shareholder                                              Shares Held         Shares
-----------                                            -----------------------------------

Wellington Management                                            3,444               10.7%
Third Avenue Management                                          2,637                8.2%
Morgan Stanley                                                   2,596                8.1%
Vanguard Group                                                   1,940                6.0%
Lasalle Investment Management Securities LP                      1,937                6.0%
Barclay's Global Investors                                       1,806                5.6%
Yale University                                                  1,786                5.6%
ING Investment Management (Europe) B.V.                          1,510                4.7%
Principal Financial Group                                        1,380                4.3%
BAMCO Inc. NY                                                    1,351                4.2%
                                                       -----------------------------------
Total of 10 Largest Institutional
 Shareholders                                                   20,387               63.4%
                                                       ===================================
Total of all Institutional Shareholders                         31,637               98.3%
                                                       ===================================


            Operating Partnership
              Unit Information
            ---------------------

                                                         Percent of
                                                        Total OP Units
                                                       ---------------

Managment O.P. Unit Holders                         338          52.6%
Other O.P. Unit Holders                             304          47.4%
                                             -------------------------
Total O.P. Units                                    642         100.0%
                                             =========================


(1) Based on most recent Schedule 13F filing

QUARTERLY SUPPLEMENTAL DISCLOSURE
    September 30, 2007


Income Statements - Pro-rata Consolidation (1)
----------------------------------------------
Current Quarter and Year-to-Date
--------------------------------
     (in thousands)
                              ------------------------------------------------------------------------------------------
                                                                     Year-to-Date

                                                                        Period
                                                                 ended September 30,
                                                                         2007
                              ------------------------------------------------------------------------------------------
                                          Core Retail
                              -----------------------------------
                                                                        Opportunity                Discontinued
                               Wholly     Joint
                                 Owned   Ventures   Total Core     Funds     Residential  Operations (4)      Total
                              ------------------------------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents                    $35,499    $4,751        $40,250    $8,166         $5,273         $1,553        $55,242
Percentage rents                     402       105            507         3              -              -            510
Expense reimbursements -
 CAM                               3,805       551          4,356       238              -            177          4,771
Expense reimbursements -
 Taxes                             5,393       698          6,091        75              -            211          6,377
Other property income                285        10            295        38            459             19            811
                              ------------------------------------------------------------------------------------------
                                  45,384     6,115         51,499     8,520          5,732          1,960         67,711
                              ------------------------------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM           5,898       754          6,652       475              -            243          7,370
Other property operating           1,322       193          1,515       364          3,267           (41)          5,105
Real estate taxes                  6,024       825          6,849       273            273            221          7,616
                              ------------------------------------------------------------------------------------------
                                  13,244     1,772         15,016     1,112          3,540            423         20,091
                              ------------------------------------------------------------------------------------------

NET OPERATING INCOME -
 PROPERTIES (3)                   32,140     4,343         36,483     7,408          2,192          1,537         47,620


OTHER INCOME (EXPENSE)
General and
 administrative                 (17,501)         -       (17,501)     (221)              -              -       (17,722)
Equity in earnings of
 unconsolidated
 properties                            -         -              -     8,922              -              -          8,922
Interest income                    7,272        43          7,315       365             15              -          7,695
Fee income (2)                    11,850         -         11,850         -              -              -         11,850
Promote income                         -         -              -         -              -              -              -
Promote expense                        -         -              -         -              -              -              -
Property management
 expense                            (94)         -           (94)        93          (121)           (99)          (221)
Straight-line rent income            964        99          1,063       753              -             52          1,868
Straight-line rents
 written off                        (20)         -           (20)         -              -              -           (20)
FAS 141 rent                       (507)       103          (404)      (37)              -              -          (441)
Provision for income
 taxes                           (2,577)         -        (2,577)      (17)              -              -        (2,594)
Swap termination income              165         -            165         -              -              -            165
                              ------------------------------------------------------------------------------------------

EBIDTA                            31,692     4,588         36,280    17,266          2,086          1,490         57,122

Depreciation and
 amortization                   (11,575)     (684)       (12,259)   (5,037)        (1,118)          (263)       (18,677)
FAS 141 amortization               (384)         -          (384)      (57)              -              -          (441)
Interest expense                (12,620)   (2,914)       (15,534)   (1,613)          (892)          (676)       (18,715)
Loan defeasance                    (426)         -          (426)         -              -              -          (426)
FAS 141 interest                      47         -             47         -              -             45             92
Gain (loss) on sale of
 properties                            -         -              -         -              -          (241)          (241)
                              ------------------------------------------------------------------------------------------

Income before minority
 interest                          6,734       990          7,724    10,559             76            355         18,714

Minority interest - OP             (184)      (13)          (197)     (216)            (1)            (7)          (421)
Minority interest                    237         -            237     (287)              -              -           (50)
                              ------------------------------------------------------------------------------------------

NET INCOME                        $6,787      $977         $7,764   $10,056            $75           $348        $18,243
                              ==========================================================================================


                              ------------------------------------------------------------------------------------------
                                                                   Current Quarter

                                                                       3 months
                                                                 ended September 30,
                                                                         2007
                              ------------------------------------------------------------------------------------------
                                          Core Retail
                              -----------------------------------
                                                                        Opportunity                Discontinued
                               Wholly     Joint
                                 Owned   Ventures   Total Core     Funds     Residential  Operations (4)      Total
                              ------------------------------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents                    $12,143    $1,615        $13,758    $2,736         $1,672           $527        $18,693
Percentage rents                     122        65            187         -              -              -            187
Expense reimbursements -
 CAM                               1,305       190          1,495       102              -             67          1,664
Expense reimbursements -
 Taxes                             1,977       248          2,225        74                           103          2,402
Other property income                153       (4)            149        22            179              -            350
                              ------------------------------------------------------------------------------------------
                                  15,700     2,114         17,814     2,934          1,851            697         23,296
                              ------------------------------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM           1,870       249          2,119       145              -             73          2,337
Other property operating             547        74            621       129          1,333           (53)          2,030
Real estate taxes                  2,212       285          2,497       160             96             78          2,831
                              ------------------------------------------------------------------------------------------
                                   4,629       608          5,237       434          1,429             98          7,198
                              ------------------------------------------------------------------------------------------

NET OPERATING INCOME -
 PROPERTIES (3)                   11,071     1,506         12,577     2,500            422            599         16,098


OTHER INCOME (EXPENSE)
General and
 administrative                  (5,837)         -        (5,837)      (80)              -              -        (5,917)
Equity in earnings of
 unconsolidated
 properties                            -         -              -     3,421              -              -          3,421
Interest income                    2,372        14          2,386       145              5              -          2,536
Fee income (2)                     5,521         -          5,521         -              -              -          5,521
Promote income                         -         -              -         -              -              -              -
Promote expense                        -         -              -         -              -              -              -
Property management
 expense                            (31)         -           (31)        42           (37)           (44)           (70)
Straight-line rent income            263        39            302       249              -              9            560
Straight-line rents
 written off                         126         -            126         -              -              -            126
FAS 141 rent                       (249)        34          (215)        13              -              -          (202)
Provision for income
 taxes                             (316)         -          (316)       (2)              -              -          (318)
Swap termination income                -         -              -         -              -              -              -
                              ------------------------------------------------------------------------------------------

EBIDTA                            12,920     1,593         14,513     6,288            390            564         21,755

Depreciation and
 amortization                    (3,912)     (246)        (4,158)   (1,649)          (369)           (87)        (6,263)
FAS 141 amortization               (144)         -          (144)      (21)              -              -          (165)
Interest expense                 (4,254)     (996)        (5,250)     (574)          (300)          (223)        (6,347)
Loan defeasance                        -         -              -         -              -              -              -
FAS 141 interest                      20         -             20         -              -             15             35
Gain (loss) on sale of
 properties                            -         -              -         -              -          (241)          (241)
                              ------------------------------------------------------------------------------------------

Income before minority
 interest                          4,630       351          4,981     4,044          (279)             28          8,774

Minority interest - OP             (102)       (5)          (107)      (86)              6            (1)          (188)
Minority interest                      4         -              4     (100)              -              -           (96)
                              ------------------------------------------------------------------------------------------

NET INCOME                        $4,532      $346         $4,878    $3,858         $(273)            $27         $8,490
                              ==========================================================================================


                              ------------------------------------------------------------------------------------------
                                                                   Previous Quarter

                                                                       3 months
                                                                    ended June 30,
                                                                         2007
                              ------------------------------------------------------------------------------------------
                                          Core Retail
                              -----------------------------------
                                                                        Opportunity                Discontinued
                               Wholly     Joint
                                 Owned   Ventures   Total Core     Funds     Residential  Operations (4)      Total
                              ------------------------------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents                    $11,962    $1,578        $13,540    $2,695         $1,813           $518        $18,566
Percentage rents                     142         8            150         3              -              -            153
Expense reimbursements -
 CAM                                 943       128          1,071        75              -             51          1,197
Expense reimbursements -
 Taxes                             1,642       265          1,907        80              -             48          2,035
Other property income                 53        10             63        11            145             19            238
                              ------------------------------------------------------------------------------------------
                                  14,742     1,989         16,731     2,864          1,958            636         22,189
                              ------------------------------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM           1,605       219          1,824       162              -            132          2,118
Other property operating             187        73            260       114          1,053              8          1,435
Real estate taxes                  1,993       274          2,267       119             95             78          2,559
                              ------------------------------------------------------------------------------------------
                                   3,785       566          4,351       395          1,148            218          6,112
                              ------------------------------------------------------------------------------------------

NET OPERATING INCOME -
 PROPERTIES (3)                   10,957     1,423         12,380     2,469            810            418         16,077


OTHER INCOME (EXPENSE)
General and
 administrative                  (6,129)         -        (6,129)      (57)              -              -        (6,186)
Equity in earnings of
 unconsolidated
 properties                            -         -              -       774              -              -            774
Interest income                    2,094        14          2,108       126              5              -          2,239
Fee income (2)                     3,294         -          3,294         -              -              -          3,294
Promote income                         -         -              -         -              -              -              -
Promote expense                        -         -              -         -              -              -              -
Property management
 expense                            (32)         -           (32)        27           (41)           (29)           (75)
Straight-line rent income            309        28            337       251              -             17            605
Straight-line rents
 written off                        (61)         -           (61)         -              -              -           (61)
FAS 141 rent                       (237)        35          (202)      (19)              -              -          (221)
Provision for income
 taxes                             (383)         -          (383)       (2)              -              -          (385)
Swap termination income                -         -              -         -              -              -              -
                              ------------------------------------------------------------------------------------------

EBIDTA                             9,812     1,500         11,312     3,569            774            406         16,061

Depreciation and
 amortization                    (3,888)     (216)        (4,104)   (1,712)          (369)           (88)        (6,273)
FAS 141 amortization               (316)         -          (316)      (16)              -              -          (332)
Interest expense                 (4,238)     (986)        (5,224)     (524)          (297)          (226)        (6,271)
Loan defeasance                        -         -              -         -              -              -              -
FAS 141 interest                       7         -              7         -              -             15             22
Gain (loss) on sale of
 properties                            -         -              -         -              -              -              -
                              ------------------------------------------------------------------------------------------

Income before minority
 interest                          1,377       298          1,675     1,317            108            107          3,207

Minority interest - OP              (51)       (4)           (55)      (26)            (2)            (2)           (85)
Minority interest                      1         -              1      (89)              -              -           (88)
                              ------------------------------------------------------------------------------------------

NET INCOME                        $1,327      $294         $1,621    $1,202           $106           $105         $3,034
                              ==========================================================================================


                              ------------------------------------------------------------------------------------------
                                                                   Previous Quarter

                                                                       3 months
                                                                   ended March 31,
                                                                         2007
                              ------------------------------------------------------------------------------------------
                                          Core Retail
                              -----------------------------------
                                                                        Opportunity                Discontinued
                               Wholly     Joint
                                 Owned   Ventures   Total Core     Funds     Residential  Operations (4)      Total
                              ------------------------------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents                    $11,394    $1,558        $12,952    $2,735         $1,788           $508        $17,983
Percentage rents                     138        32            170         -              -              -            170
Expense reimbursements -
 CAM                               1,557       233          1,790        61              -             59          1,910
Expense reimbursements -
 Taxes                             1,774       185          1,959      (79)              -             60          1,940
Other property income                 79         4             83         5            135              -            223
                              ------------------------------------------------------------------------------------------
                                  14,942     2,012         16,954     2,722          1,923            627         22,226
                              ------------------------------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM           2,423       286          2,709       168              -             38          2,915
Other property operating             588        46            634       121            881              4          1,640
Real estate taxes                  1,819       266          2,085       (6)             82             65          2,226
                              ------------------------------------------------------------------------------------------
                                   4,830       598          5,428       283            963            107          6,781
                              ------------------------------------------------------------------------------------------

NET OPERATING INCOME -
 PROPERTIES (3)                   10,112     1,414         11,526     2,439            960            520         15,445


OTHER INCOME (EXPENSE)
General and
 administrative                  (5,535)         -        (5,535)      (84)              -              -        (5,619)
Equity in earnings of
 unconsolidated
 properties                            -         -              -     4,727              -              -          4,727
Interest income                    2,806        15          2,821        94              5              -          2,920
Fee income (2)                     3,035         -          3,035         -              -              -          3,035
Promote income                         -         -              -         -              -              -              -
Promote expense                        -                        -         -              -              -              -
Property management
 expense                            (31)         -           (31)        24           (43)           (26)           (76)
Straight-line rent income            392        32            424       253              -             26            703
Straight-line rents
 written off                        (85)         -           (85)         -              -              -           (85)
FAS 141 rent                        (21)        34             13      (31)              -              -           (18)
Provision for income
 taxes                           (1,878)         -        (1,878)      (13)              -              -        (1,891)
Swap termination income              165         -            165         -              -              -            165
                              ------------------------------------------------------------------------------------------

EBIDTA                             8,960     1,495         10,455     7,409            922            520         19,306

Depreciation and
 amortization                    (3,775)     (222)        (3,997)   (1,676)          (380)           (88)        (6,141)
FAS 141 amortization                  76         -             76      (20)              -              -             56
Interest expense                 (4,128)     (932)        (5,060)     (515)          (295)          (227)        (6,097)
Loan defeasance                    (426)         -          (426)         -              -              -          (426)
FAS 141 interest                      20         -             20         -              -             15             35
Gain (loss) on sale of
 properties                            -         -              -         -              -              -              -
                              ------------------------------------------------------------------------------------------

Income before minority
 interest                            727       341          1,068     5,198            247            220          6,733

Minority interest - OP              (31)       (4)           (35)     (104)            (5)            (4)          (148)
Minority interest                    232         -            232      (98)              -              -            134
                              ------------------------------------------------------------------------------------------

NET INCOME                          $928      $337         $1,265    $4,996           $242           $216         $6,719
                              ==========================================================================================


(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I, II & III and Mervyns I & II which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine Portfolio and a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

(2)Detail as follows:                                             YTD        3rd Quarter    2nd Quarter    1st Quarter
                                                            ------------------------------------------------------------
Asset management fee Fund II                                         $2,700           $900           $900           $900
Asset management fee Fund III                                         2,250          1,500            750              -
Leasing/Construction/Legal fees - Fund I                                142            105             15             22
Property management/Construction/Legal fees - Fund II                 3,328          1,395            835          1,098
Property management/Construction/Legal fees - Fund III                   30             30              -              -
Klaff Portfolio Fees                                                  1,713            338            560            815
Other third party Property
 management/Construction/Leasing/Legal fees                           1,687          1,253            234            200
                                                            ------------------------------------------------------------
                                                                     11,850          5,521          3,294          3,035
 Priority distributions - Fund I                                        741            257            244            240
                                                            ------------------------------------------------------------

 Total Management fees and priority distributions                   $12,591         $5,778         $3,538         $3,275
                                                            ============================================================

(3) Includes majority-owned affiliates of which the minority share of NOI for 239 Greenwich Ave and Boonton Shopping Center aggregated $224 for the quarter and $686 for the nine months ended September 30, 2007.

(3) Discontinued Operations reflects two Opportunity Fund properties, Amherst Marketplace and Sheffield Crossing, which are under contract for sale.

QUARTERLY SUPPLEMENTAL DISCLOSURE
    September 30, 2007
Income Statements - Joint Ventures (2)
--------------------------------------
Current Quarter and Year-to-Date
--------------------------------
     (in thousands)

                              ----------------------------------------------------------------------------------------------------
                                                                          Year-to-Date
                                                                             Period
                                                                      ended September 30,
                                                                              2007
                              ----------------------------------------------------------------------------------------------------
                                                                       Opportunity Funds
                              ----------------------------------------------------------------------------------------------------
                                         AKR 20%                       AKR 20%
                                         Promote                       Promote
                                            and      AKR                  and
                                         22.22%                        22.22%
                                         Pro-rata Brandywine           Pro-rata            AKR Pro-            AKR Pro-
                                        rata share Promote            rata share          rata share          rata share
                                Fund I   (37.78)% 62.22% (4)Mervyns I  (37.78)%  Fund II    20.00%  Mervyns II  20.00%   Fund III
                              ----------------------------------------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                     $8,365    $3,160    $5,205        $-        $-    $6,766    $1,354        $-        $-        $-
Percentage rents                       3         1         2         -         -         -         -         -         -         -
Expense reimbursements -
 CAM                                 350       133       217         -         -       327        65         -         -         -
Expense reimbursements -
 Taxes                               285       108       177         -         -         8         1         -         -         -
Other property income                 26        11        15         -         -       154        31         -         -         -
                              ----------------------------------------------------------------------------------------------------
                                   9,029     3,413     5,616         -         -     7,255     1,451         -         -         -
                              ----------------------------------------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM             516       196       320         -         -     1,011       202         -         -         -
Other property operating             104        39        65         -         -     1,094       219         -         -         1
Real estate taxes                    314       119       195         -         -       902       180         -         -         -
                              ----------------------------------------------------------------------------------------------------
                                     934       354       580         -         -     3,007       601         -         -         1
                              ----------------------------------------------------------------------------------------------------

NET OPERATING INCOME -
 PROPERTIES (5)                    8,095     3,059     5,036         -         -     4,248       850         -         -       (1)


OTHER INCOME (EXPENSE)
General and
 administrative                    (153)      (58)      (95)         -         -     (219)      (44)       (1)         -     (119)
Equity in earnings of
 unconsolidated properties         2,482       923     1,544     1,069       404     (203)      (41)    30,434     6,086         -
Interest income                      286       108       178         8         3       361        72        16         4         1
Asset and property management
 income                                -         -         -         -         -         -         -         -         -         -
Promote income                         -         -         -         -         -         -         -         -         -         -
Promote expense                  (1,227)         -         -     (214)         -         -         -         -         -         -
Asset and property management
 expense(2)                          (6)       (3)       (3)         -         -   (3,635)         -         -         -   (2,813)
Straight-line rent income            793       299       494         -         -        59        12         -         -         -
Straight-line rents
 written off                           -         -         -         -         -         -         -         -         -         -
FAS 141 Rent                        (12)       (6)       (6)         -         -     (127)      (25)         -         -         -
Provision for income
 taxes                              (14)       (6)       (8)       (4)       (2)         -         -       (6)       (1)         -
Swap termination income                -         -         -         -         -         -         -         -         -         -
                              ----------------------------------------------------------------------------------------------------

EBIDTA                            10,244     4,316     7,140       859       405       484       824    30,443     6,089   (2,932)

Depreciation and
 amortization (3)                (4,924)   (1,861)   (3,063)         -         -   (1,879)     (376)         -         -         -
FAS 141 Amortization                 (3)         -       (3)         -         -     (267)      (54)         -         -         -
Interest expense                 (1,706)     (630)   (1,061)         -         -   (2,991)     (598)         -         -         -
Loan defeasance                        -         -         -         -         -         -         -         -         -         -
FAS 141 Interest                      45        18        27         -         -         -         -         -         -         -
Gain (loss) on sale of
 properties - Mervyn's                 -         -         -         -         -         -         -         -         -         -

Income before minority
 interest                          3,656     1,843     3,040       859       405   (4,653)     (204)    30,443     6,089   (2,932)

Minority interest - OP                 -      (37)      (61)         -       (7)         -         4         -     (122)         -
Minority interest                  (349)     (132)     (217)         -         -       312        62         -         -         -
                              ----------------------------------------------------------------------------------------------------

NET INCOME                        $3,307    $1,674    $2,762      $859      $398  $(4,341)    $(138)   $30,443    $5,967  $(2,932)
                              ====================================================================================================

                         ---------------------------------------------------------------------------
                                                             Joint Ventures - Core Retail
                         ---------------------------------------------------------------------------
                            AKR Pro-      Total              AKR Pro-            AKR Pro-   Total
                           rata share    AKR Pro-           rata share          rata share AKR Pro-
                                        rata shareBrandywine          Crossroads             rata
                                  20.00%                        22.22%              49.00%   Total
                         ---------------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                         $-    $9,719   $11,337    $2,519    $4,552    $2,231    $4,751
Percentage rents                       -         3       434        96        19         9       105
Expense reimbursements -
 CAM                                   -       415     1,507       335       440       216       551
Expense reimbursements -
 Taxes                                 -       286       599       133     1,154       565       698
Other property income                  -        57        23         5        11         5        10
                         ---------------------------------------------------------------------------
                                       -    10,480    13,900     3,088     6,176     3,026     6,115
                         ---------------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM               -       718     2,213       491       538       263       754
Other property operating               -       323       697       155        77        38       193
Real estate taxes                      -       494       761       169     1,340       656       825
                         ---------------------------------------------------------------------------
                                       -     1,535     3,671       815     1,955       957     1,772
                         ---------------------------------------------------------------------------

                                       -     8,945    10,229     2,273     4,221     2,069     4,343

OTHER INCOME (EXPENSE)
General and
 administrative                     (24)     (221)         -         -         -         -         -
                                       -     8,916         -         -         -         -         -
Interest income                        -       365        93        21        45        22        43
                                       -         -         -         -         -         -         -
Promote income                         -         -         -         -         -         -         -
Promote expense                        -         -         -         -         -         -         -
                                       -       (6)     (656)         -         -         -         -
Straight-line rent income              -       805       393        87        26        12        99
Straight-line rents
 written off                           -         -         -         -         -         -         -
FAS 141 Rent                           -      (37)       466       103         -         -       103
Provision for income
 taxes                                 -      (17)         -         -         -         -         -
Swap termination income                -         -         -         -         -         -         -
                         ---------------------------------------------------------------------------

EBIDTA                              (24)    18,750    10,525     2,484     4,292     2,103     4,588

Depreciation and
 amortization (3)                      -   (5,300)   (2,376)     (528)     (320)     (156)     (684)
FAS 141 Amortization                   -      (57)         -         -         -         -         -
Interest expense                       -   (2,289)   (7,556)   (1,637)   (2,606)   (1,277)   (2,914)
Loan defeasance                        -         -         -         -         -         -         -
FAS 141 Interest                       -        45         -         -         -         -         -
                                       -         -         -         -         -         -         -

Income before minority
 interest                           (24)    11,149       593       319     1,366       670       990

Minority interest - OP                 -     (223)         -         -         -      (13)      (13)
Minority interest                      -     (287)         -         -         -         -         -
                         ---------------------------------------------------------------------------

NET INCOME                         $(24)   $10,639      $593      $319    $1,366      $657      $977
                         ===========================================================================

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The
     Company currently invests in Funds I. II & III and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine Portfolio and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.
(2) Funds I, II & III and the Mervyn's investments pay various fees to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.
(3) In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its stepped-up basis in Crossroads.
(4) In connection with the recapitalization of the Brandywine Portfolio in January 2006, the Company is entitled to $7.2 million of Promote from future Fund I earnings.
(5) Includes majority-owned affiliates of which the minority share of NOI for the Kroger/Safeway Portfolio amounts to $2,085 on an annual basis ($7,363 x
     37.78% x 75%) and $695 for the third quarter.


                              ----------------------------------------------------------------------------------------------------
                                                                        Current Quarter
                                                                            3 months
                                                                      ended September 30,
                                                                              2007
                              ----------------------------------------------------------------------------------------------------
                                                                       Opportunity Funds
                              ----------------------------------------------------------------------------------------------------
                                         AKR 20%                       AKR 20%
                                         Promote                       Promote
                                            and      AKR                  and
                                         22.22%                        22.22%
                                         Pro-rata Brandywine           Pro-rata            AKR Pro-            AKR Pro-
                                          share    Promote            rata share          rata share          rata share
                                Fund I   (37.78)% 62.22% (4)Mervyns I  (37.78)%  Fund II    20.00%  Mervyns II  20.00%   Fund III
                              ----------------------------------------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents                     $2,809    $1,061    $1,748        $-        $-    $2,269      $454        $-        $-        $-
Percentage rents                       -         -         -         -         -         -         -         -         -         -
Expense reimbursements -
 CAM                                 113        43        70         -         -       281        56         -         -         -
Expense reimbursements -
 Taxes                               171        65       106                            32         6         -         -
Other property income                  2         1         1         -         -        99        20         -         -         -
                              ----------------------------------------------------------------------------------------------------
                                   3,095     1,170     1,925         -         -     2,681       536         -         -         -
                              ----------------------------------------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM             158        60        98         -         -       301        60         -         -         -
Other property operating             (6)       (2)       (4)                           410        82         -         -         1
Real estate taxes                    175        66       109         -         -       317        63         -         -         -
                              ----------------------------------------------------------------------------------------------------
                                     327       124       203         -         -     1,028       205         -         -         1
                              ----------------------------------------------------------------------------------------------------

                                   2,768     1,046     1,722         -         -     1,653       331         -         -       (1)

OTHER INCOME (EXPENSE)
General and
 administrative                     (33)      (12)      (21)         -         -     (114)      (23)       (1)         -     (119)
                                   2,597       981     1,616      (86)      (32)         -         -     4,279       856         -
Interest income                      103        39        64         2         1       200        40         3         1         1
                                       -         -         -         -         -         -         -         -         -         -
Promote income                         -         -         -         -         -         -         -         -         -         -
Promote expense                  (1,227)         -         -        17         -         -         -         -         -         -
                                     (2)       (1)       (1)         -         -   (1,231)         -         -         -   (1,875)
Straight-line rent income            254        96       158         -         -        21         4         -         -         -
Straight-line rents
 written off                           -         -         -         -         -         -         -         -         -         -
FAS 141 Rent                         (4)       (2)       (2)         -         -        84        17         -         -         -
Provision for income
 taxes                               (2)       (1)       (1)         -         -         -         -         -         -         -
Swap termination income                -         -         -         -         -         -         -         -         -         -
                              ----------------------------------------------------------------------------------------------------

EBIDTA                             4,454     2,146     3,535      (67)      (31)       613       369     4,281       857   (1,994)

Depreciation and
 amortization (3)                (1,611)     (609)   (1,002)         -         -     (625)     (125)         -         -         -
FAS 141 Amortization                 (1)         -       (1)         -         -      (98)      (20)         -         -         -
Interest expense                   (561)     (212)     (349)         -         -   (1,180)     (236)         -         -         -
Loan defeasance                        -         -         -         -         -         -         -         -         -         -
FAS 141 Interest                      15         6         9         -         -         -         -         -         -         -
                                       -         -         -         -         -         -         -         -         -         -

Income before minority
 interest                          2,296     1,331     2,192      (67)      (31)   (1,290)      (12)     4,281       857   (1,994)

Minority interest - OP                 -      (27)      (44)         -         1         -         -         -      (17)         -
Minority interest                  (123)      (46)      (77)         -         -       117        23         -         -         -
                              ----------------------------------------------------------------------------------------------------

NET INCOME                        $2,173    $1,258    $2,071     $(67)     $(30)  $(1,173)       $11    $4,281      $840  $(1,994)
                              ====================================================================================================

                         ---------------------------------------------------------------------------
                                                             Joint Ventures - Core Retail
                         ---------------------------------------------------------------------------
                            AKR Pro-      Total              AKR Pro-            AKR Pro-   Total
                           rata share    AKR Pro-           rata share          rata share AKR Pro-
                             20.00%     rata shareBrandywine  22.22%  Crossroads  49.00%  rata Total
                         ---------------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents                         $-    $3,263     3,922      $871    $1,519      $744    $1,615
Percentage rents                       -         -       257        57        16         8        65
Expense reimbursements -
 CAM                                   -       169       464       103       177        87       190
Expense reimbursements -
 Taxes                                         177       224        50       404       198       248
Other property income                  -        22         -         -       (9)       (4)       (4)
                         ---------------------------------------------------------------------------
                                       -     3,631     4,867     1,081     2,107     1,033     2,114
                         ---------------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM               -       218       707       157       188        92       249
Other property operating               -        76       266        59        30        15        74
Real estate taxes                      -       238       277        62       455       223       285
                         ---------------------------------------------------------------------------
                                       -       532     1,250       278       673       330       608
                         ---------------------------------------------------------------------------

                                       -     3,099     3,617       803     1,434       703     1,506

OTHER INCOME (EXPENSE)
General and
 administrative                     (24)      (80)         -         -         -         -         -
                                       -     3,421         -         -         -         -         -
Interest income                        -       145        37         8        12         6        14
                                       -         -         -         -         -         -         -
Promote income                         -         -         -         -         -         -         -
Promote expense                        -         -         -         -                   -         -
                                       -       (2)     (209)         -         -         -         -
Straight-line rent income              -       258       137        30        19         9        39
Straight-line rents
 written off                           -         -         -         -         -         -         -
FAS 141 Rent                           -        13       155        34         -         -        34
Provision for income
 taxes                                 -       (2)         -         -         -         -         -
Swap termination income                -         -         -         -         -         -         -
                         ---------------------------------------------------------------------------

EBIDTA                              (24)     6,852     3,737       875     1,465       718     1,593

Depreciation and
 amortization (3)                      -   (1,736)     (878)     (195)     (104)      (51)     (246)
FAS 141 Amortization                   -      (21)         -         -         -         -         -
Interest expense                       -     (797)   (2,546)     (566)     (878)     (430)     (996)
Loan defeasance                        -         -         -         -         -         -         -
FAS 141 Interest                       -        15         -         -         -         -         -
                                       -         -         -         -         -         -         -

Income before minority
 interest                           (24)     4,313       313       114       483       237       351

Minority interest - OP                 -      (87)         -         -         -       (5)       (5)
Minority interest                      -     (100)         -         -         -         -         -
                         ---------------------------------------------------------------------------

NET INCOME                         $(24)    $4,126      $313      $114      $483      $232      $346
                         ===========================================================================

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The
     Company currently invests in Funds I & II and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine Portfolio and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.
(2) Funds I, II & III and the Mervyn's investments pay various fees to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.
(3) In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its increased basis in Crossroads.
(4) In connection with the recapitalization of the Brandywine Portfolio in January 2006, the Company is entitled to $7.2 million of Promote from future Fund I earnings.
(5) Includes majority-owned affiliates of which the minority share of NOI for the Kroger/Safeway Portfolio amounts to $695 on a quarterly basis ($7,363 x
     37.78% x 25%).


                              ----------------------------------------------------------------------------------------------------
                                                                        Previous Quarter
                                                                            3 months
                                                                         ended June 30,
                                                                              2007
                              ----------------------------------------------------------------------------------------------------
                                                                       Opportunity Funds
                              ----------------------------------------------------------------------------------------------------
                                         AKR 20%                       AKR 20%
                                         Promote                       Promote
                                            and      AKR                  and
                                         22.22%                        22.22%
                                         Pro-rata Brandywine           Pro-rata            AKR Pro-            AKR Pro-
                                          share    Promote            rata share          rata share          rata share
                                Fund I   (37.78)% 62.22% (4)Mervyns I  (37.78)%  Fund II    20.00%  Mervyns II  20.00%   Fund III
                              ----------------------------------------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents                     $2,766    $1,045    $1,721        $-        $-    $2,233      $447        $-        $-        $-
Percentage rents                       3         1         2         -         -         -         -         -         -         -
Expense reimbursements -
 CAM                                 116        44        72         -         -        50        10         -         -         -
Expense reimbursements -
 Taxes                               121        46        75         -         -        37         7         -         -         -
Other property income                 20         8        12         -         -        48        10         -         -         -
                              ----------------------------------------------------------------------------------------------------
                                   3,026     1,144     1,882         -         -     2,368       474         -         -         -
                              ----------------------------------------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM             224        85       139         -         -       350        70         -         -         -
Other property operating              43        16        27         -         -       394        79         -         -         -
Real estate taxes                    139        53        86         -         -       288        58         -         -         -
                              ----------------------------------------------------------------------------------------------------
                                     406       154       252         -         -     1,032       207         -         -         -
                              ----------------------------------------------------------------------------------------------------

                                   2,620       990     1,630         -         -     1,336       267         -         -         -

OTHER INCOME (EXPENSE)
General and
 administrative                     (47)      (18)      (29)         -         -      (52)      (10)         -         -         -
                                   (135)      (51)      (84)     1,155       436     (104)      (21)     2,465       492         -
Interest income                      101        38        63         2         1       114        23         4         1         -
                                       -         -         -         -         -         -         -         -         -         -
Promote income                         -         -         -         -         -         -         -         -         -         -
Promote expense                                  -         -     (231)         -         -         -         -         -         -
                                     (2)       (1)       (1)         -         -   (1,200)         -         -         -     (938)
Straight-line rent income            263        99       164         -         -        25         5         -         -         -
Straight-line rents
 written off                           -         -         -         -         -         -         -         -         -         -
FAS 141 Rent                         (4)       (2)       (2)         -         -      (77)      (15)         -         -         -
Provision for income
 taxes                                 1         -         1       (4)       (2)         -         -       (5)       (1)         -
Swap termination income                -         -         -         -         -         -         -         -         -         -
                              ----------------------------------------------------------------------------------------------------

EBIDTA                             2,797     1,055     1,742       922       435        42       249     2,464       492     (938)

Depreciation and
 amortization (3)                (1,675)     (633)   (1,042)         -         -     (625)     (125)         -         -         -
FAS 141 Amortization                 (1)         -       (1)         -         -      (76)      (15)         -         -         -
Interest expense                   (561)     (212)     (349)         -         -     (946)     (189)         -         -         -
Loan defeasance                        -         -         -         -         -         -         -         -         -         -
FAS 141 Interest                      15         6         9         -         -         -         -         -         -         -
                                       -         -         -         -         -         -         -         -         -         -

Income before minority
 interest                            575       216       359       922       435   (1,605)      (80)     2,464       492     (938)

Minority interest - OP                 -       (4)       (7)         -       (9)         -         2         -      (10)         -
Minority interest                  (113)      (43)      (70)         -         -       120        24         -         -         -
                              ----------------------------------------------------------------------------------------------------

NET INCOME                          $462      $169      $282      $922      $426  $(1,485)     $(54)    $2,464      $482    $(938)
                              ====================================================================================================

                         ---------------------------------------------------------------------------
                                                             Joint Ventures - Core Retail
                         ---------------------------------------------------------------------------
                            AKR Pro-      Total              AKR Pro-            AKR Pro-   Total
                           rata share    AKR Pro-           rata share          rata share AKR Pro-
                                                  Brandywine
                             20.00%     rata share    JV      22.22%  Crossroads  49.00%  rata Total
                         ---------------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents                         $-    $3,213     3,725      $828    $1,528      $750    $1,578
Percentage rents                       -         3        31         7         3         1         8
Expense reimbursements -
 CAM                                   -       126       473       105        46        23       128
Expense reimbursements -
 Taxes                                 -       128       240        53       433       212       265
Other property income                  -        30        10         2        17         8        10
                         ---------------------------------------------------------------------------
                                       -     3,500     4,479       995     2,027       994     1,989
                         ---------------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM               -       294       674       149       143        70       219
Other property operating               -       122       246        55        37        18        73
Real estate taxes                      -       197       240        53       452       221       274
                         -----------------------------------------------------------------
                                       -       613     1,160       257       632       309       566
                         ---------------------------------------------------------------------------

                                       -     2,887     3,319       738     1,395       685     1,423

OTHER INCOME (EXPENSE)
General and
 administrative                        -      (57)         -         -         -         -         -
                                       -       772         -         -         -         -         -
Interest income                        -       126        26         6        16         8        14
                                       -         -         -         -         -         -         -
Promote income                         -         -         -         -         -         -         -
Promote expense                        -         -         -         -                   -         -
                                       -       (2)     (227)         -         -         -         -
Straight-line rent income              -       268       127        28         -         -        28
Straight-line rents
 written off                           -         -         -         -         -         -         -
FAS 141 Rent                           -      (19)       156        35         -         -        35
Provision for income
 taxes                                 -       (2)         -         -         -         -         -
Swap termination income                -         -         -         -         -         -         -
                         ---------------------------------------------------------------------------

EBIDTA                                 -     3,973     3,401       807     1,411       693     1,500

Depreciation and
 amortization (3)                      -   (1,800)     (735)     (163)     (109)      (53)     (216)
FAS 141 Amortization                   -      (16)         -         -         -         -         -
Interest expense                       -     (750)   (2,519)     (560)     (869)     (426)     (986)
Loan defeasance                        -         -         -         -         -         -         -
FAS 141 Interest                       -        15         -         -         -         -         -
                                       -         -         -         -         -         -         -

Income before minority
 interest                              -     1,422       147        84       433       214       298

Minority interest - OP                 -      (28)         -         -         -       (4)       (4)
Minority interest                      -      (89)         -         -         -         -         -
                         ---------------------------------------------------------------------------

NET INCOME                            $-    $1,305      $147       $84      $433      $210      $294
                         ===========================================================================

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The
     Company currently invests in Funds I & II and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine Portfolio and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.
(2) Funds I, II & III and the Mervyn's investments pay various fees to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.
(3) In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its increased basis in Crossroads.
(4) In connection with the recapitalization of the Brandywine Portfolio in January 2006, the Company is entitled to $7.2 million of Promote from future Fund I earnings.
(5) Includes majority-owned affiliates of which the minority share of NOI for the Kroger/Safeway Portfolio amounts to $695 on a quarterly basis ($7,363 x
     37.78% x 25%).


                              ----------------------------------------------------------------------------------------------------
                                                                        Previous Quarter
                                                                            3 months
                                                                        ended March 31,
                                                                              2007
                              ----------------------------------------------------------------------------------------------------
                                                                       Opportunity Funds
                              ----------------------------------------------------------------------------------------------------
                                         AKR 20%                       AKR 20%
                                         Promote                       Promote
                                            and      AKR                  and
                                         22.22%                        22.22%
                                         Pro-rata Brandywine           Pro-rata            AKR Pro-            AKR Pro-
                                          share    Promote            rata share          rata share          rata share
                                Fund I   (37.78)% 62.22% (4)Mervyns I  (37.78)%  Fund II    20.00%  Mervyns II  20.00%   Fund III
                              ----------------------------------------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents                     $2,790    $1,054    $1,736        $-        $-    $2,264      $453        $-        $-        $-
Percentage rents                       -         -         -         -         -         -         -         -         -         -
Expense reimbursements -
 CAM                                 121        46        75         -         -       (4)       (1)         -         -         -
Expense reimbursements -
 Taxes                               (7)       (3)       (4)         -         -      (61)      (12)         -                   -
Other property income                  4         2         2         -         -         7         1         -         -         -
                              ----------------------------------------------------------------------------------------------------
                                   2,908     1,099     1,809         -         -     2,206       441         -         -         -
                              ----------------------------------------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM             134        51        83         -         -       360        72         -         -         -
Other property operating              67        25        42         -         -       290        58         -         -
Real estate taxes                      -         -         -         -         -       297        59         -         -         -
                              ----------------------------------------------------------------------------------------------------
                                     201        76       125         -         -       947       189         -         -         -
                              ----------------------------------------------------------------------------------------------------

                                   2,707     1,023     1,684         -         -     1,259       252         -         -         -


OTHER INCOME (EXPENSE)
General and
 administrative                     (73)      (28)      (45)         -         -      (53)      (11)         -         -         -
                                      20       (7)        12         -         -      (99)      (20)    23,690     4,738         -
Interest income                       82        31        51         4         1        47         9         9         2         -
                                       -         -         -         -         -         -         -         -         -         -
Promote income                         -         -         -         -         -         -         -         -         -         -
Promote expense                        -         -         -         -         -         -         -         -         -         -
                                     (2)       (1)       (1)         -         -   (1,204)         -         -         -         -
Straight-line rent income            276       104       172         -         -        13         3         -         -         -
Straight-line rents
 written off                           -         -         -         -         -         -         -         -         -         -
FAS 141 Rent                         (4)       (2)       (2)         -         -     (134)      (27)         -         -         -
Provision for income
 taxes                              (13)       (5)       (8)         -         -         -         -       (1)         -         -
Swap termination income                -         -         -         -         -         -         -         -         -         -
                              ----------------------------------------------------------------------------------------------------

EBIDTA                             2,993     1,115     1,863         4         1     (171)       206    23,698     4,740         -

Depreciation and
 amortization (3)                (1,638)     (619)   (1,019)         -         -     (629)     (126)         -         -         -
FAS 141 Amortization                 (1)         -       (1)         -         -      (93)      (19)         -         -         -
Interest expense                   (584)     (206)     (363)         -         -     (865)     (173)         -         -         -
Loan defeasance                        -         -         -         -         -         -         -         -         -         -
FAS 141 Interest                      15         6         9         -         -         -         -         -         -         -
                                       -         -         -         -         -         -         -         -         -         -

Income before minority
 interest                            785       296       489         4         1   (1,758)     (112)    23,698     4,740         -

Minority interest - OP                 -       (6)      (10)         -         1         -         2         -      (95)         -
Minority interest                  (113)      (43)      (70)         -         -        75        15         -         -         -
                              ----------------------------------------------------------------------------------------------------

NET INCOME                          $672      $247      $409        $4        $2  $(1,683)     $(95)   $23,698    $4,645        $-
                              ====================================================================================================

                         ---------------------------------------------------------------------------
                                                             Joint Ventures - Core Retail
                         ---------------------------------------------------------------------------
                            AKR Pro-      Total              AKR Pro-            AKR Pro-   Total
                           rata share    AKR Pro-           rata share          rata share AKR Pro-
                                                  Brandywine
                             20.00%     rata share    JV      22.22%  Crossroads  49.00%  rata Total
                         ---------------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents                         $-    $3,243     3,690      $820    $1,505      $737    $1,558
Percentage rents                       -         -       146        32         -         -        32
Expense reimbursements -
 CAM                                   -       120       570       127       217       106       233
Expense reimbursements -
 Taxes                                 -      (19)       135        30       317       155       185
Other property income                  -         5        13         3         3         1         4
                         ---------------------------------------------------------------------------
                                       -     3,349     4,554     1,012     2,042       999     2,012
                         ---------------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM               -       206       832       185       207       101       286
Other property operating                       125       185        41        10         5        46
Real estate taxes                      -        59       244        54       433       212       266
                         ---------------------------------------------------------------------------
                                       -       390     1,261       280       650       318       598
                         ---------------------------------------------------------------------------

                                       -     2,959     3,293       732     1,392       681     1,414

OTHER INCOME (EXPENSE)
General and
 administrative                        -      (84)         -         -         -         -         -
                                       -     4,723         -         -         -         -         -
Interest income                        -        94        30         7        17         8        15
                                       -         -         -         -         -         -         -
Promote income                         -         -         -         -         -         -         -
Promote expense                        -         -         -         -         -         -         -
                                       -       (2)     (220)         -         -         -         -
Straight-line rent income              -       279       129        29         7         3        32
Straight-line rents
 written off                           -         -         -         -         -         -         -
FAS 141 Rent                           -      (31)       155        34         -         -        34
Provision for income
 taxes                                 -      (13)         -         -         -         -         -
Swap termination income                -         -         -         -         -         -         -
                         ---------------------------------------------------------------------------

EBIDTA                                 -     7,925     3,387       802     1,416       692     1,495

Depreciation and
 amortization (3)                      -   (1,764)     (763)     (170)     (107)      (52)     (222)
FAS 141 Amortization                   -      (20)         -         -         -         -         -
Interest expense                       -     (742)   (2,491)     (511)     (859)     (421)     (932)
Loan defeasance                        -         -         -         -         -         -         -
FAS 141 Interest                       -        15         -         -         -         -         -
                                       -         -         -         -         -         -         -

Income before minority
 interest                              -     5,414       133       121       450       219       341

Minority interest - OP                 -     (108)         -         -         -       (4)       (4)
Minority interest                      -      (98)         -         -         -         -         -
                         ---------------------------------------------------------------------------

NET INCOME                            $-    $5,208      $133      $121      $450      $215      $337
                         ===========================================================================

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I & II and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine Portfolio and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.
(2) Funds I, II & III and the Mervyn's investments pay various fees to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.
(3) In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its increased basis in Crossroads.
(4) In connection with the recapitalization of the Brandywine Portfolio in January 2006, the Company is entitled to $7.2 million of Promote from future Fund I earnings.
(5) Includes majority-owned affiliates of which the minority share of NOI for the Kroger/Safeway Portfolio amounts to $695 on quarterly basis ($7,363 x 37.78% x 25%).

QUARTERLY SUPPLEMENTAL DISCLOSURE
   September 30, 2007

Income Statements - Current v. Prior Year(1)
--------------------------------------------
     (in thousands)
                              ----------------------------------------------------------------------
                                                         Current Quarter

                                                             3 months
                                                       ended September 30,
                                                               2007
                              ----------------------------------------------------------------------
                                   Core        Opportunity                  Discontinued
                                  Retail          Funds       Residential    Operations     Total
                              ----------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                         $13,758         $2,736         $1,672           $527   $18,693
Percentage rents                          187              -              -              -       187
Expense reimbursements -
 CAM                                    1,495            102              -             67     1,664
Expense reimbursements -
 Taxes                                  2,225             74              -            103     2,402
Other property income                     149             22            179              -       350
                              ----------------------------------------------------------------------
                                       17,814          2,934          1,851            697    23,296
                              ----------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM                2,119            145              -             73     2,337
Other property operating                  621            129          1,333           (53)     2,030
Real estate taxes                       2,497            160             96             78     2,831
                              ----------------------------------------------------------------------
                                        5,237            434          1,429             98     7,198
                              ----------------------------------------------------------------------

NET OPERATING INCOME -
 PROPERTIES                            12,577          2,500            422            599    16,098


OTHER INCOME (EXPENSE)
General and
 administrative                       (5,837)           (80)              -              -   (5,917)
Equity in earnings of
 Fund I unconsolidated
 properties                                 -          3,421              -              -     3,421
Interest income                         2,386            145              5              -     2,536
Asset and property
 management income                      5,521              -              -              -     5,521
Promote income                              -              -              -              -         -
Promote expense                             -              -              -              -         -
Property management
 expense                                 (31)             42           (37)           (44)      (70)
Straight-line rent income                 302            249              -              9       560
Straight-line rents
 written off                              126              -              -              -       126
FAS 141 Rent                            (215)             13              -              -     (202)
Provision for income
 taxes                                  (316)            (2)              -              -     (318)
Other income (expense)                      -              -              -              -         -
                              ----------------------------------------------------------------------

EBIDTA                                 14,513          6,288            390            564    21,755

Depreciation and
 amortization                         (4,158)        (1,649)          (369)           (87)   (6,263)
FAS 141 Amortization                    (144)           (21)              -              -     (165)
Interest expense                      (5,250)          (574)          (300)          (223)   (6,347)
Loan defeasance                             -              -              -              -         -
FAS 141 Interest                           20              -              -             15        35
Gain (loss) on sale of
 properties (Mervyns)                       -              -              -          (241)     (241)
                              ----------------------------------------------------------------------

Income before minority
 interest                               4,981          4,044          (279)             28     8,774

Minority interest - OP                  (107)           (86)              6            (1)     (188)
Minority interest                           4          (100)              -              -      (96)
                              ----------------------------------------------------------------------

NET INCOME                             $4,878         $3,858         $(273)            $27    $8,490
                              ======================================================================


                              ----------------------------------------------------------------------
                                                        Prior Year Quarter

                                                             3 months
                                                       ended September 30,
                                                               2006
                              ----------------------------------------------------------------------
                                   Core        Opportunity                  Discontinued
                                  Retail          Funds       Residential    Operations     Total
                              ----------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                         $12,166         $2,647         $1,782         $2,099   $18,694
Percentage rents                          191            113              -             11       315
Expense reimbursements -
 CAM                                    1,440             61              -            163     1,664
Expense reimbursements -
 Taxes                                  2,367            140              -            533     3,040
Other property income                      65              1             83            134       283
                              ----------------------------------------------------------------------
                                       16,229          2,962          1,865          2,940    23,996
                              ----------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM                1,825            115              -            333     2,273
Other property operating                  507             74          1,057            378     2,016
Real estate taxes                       2,234            242             99            472     3,047
                              ----------------------------------------------------------------------
                                        4,566            431          1,156          1,183     7,336
                              ----------------------------------------------------------------------

NET OPERATING INCOME -
 PROPERTIES                            11,663          2,531            709          1,757    16,660


OTHER INCOME (EXPENSE)
General and
 administrative                       (5,572)          (102)              -              -   (5,674)
Equity in earnings of
 Fund I unconsolidated
 properties                                 -             57              -              -        57
Interest income                         2,099            131              5              -     2,235
Asset and property
 management income                      3,756              -              -              -     3,756
Promote income                              -              -              -              -         -
Promote expense                             -              -              -              -         -
Property management
 expense                                   27            151           (41)           (80)        57
Straight-line rent income                  61             85              -             52       198
Straight-line rents
 written off                                -              -              -              -         -
FAS 141 Rent                             (87)           (45)              -              -     (132)
Provision for income
 taxes                                    664           (16)              -              -       648
Other income (expense)                      -              -              -              -         -
                              ----------------------------------------------------------------------

EBIDTA                                 12,611          2,792            673          1,729    17,805

Depreciation and
 amortization                         (3,685)        (1,606)          (380)          (550)   (6,221)
FAS 141 Amortization                    (242)           (41)              -              -     (283)
Interest expense                      (4,583)          (614)          (365)          (468)   (6,030)
Loan defeasance                             -              -              -              -         -
FAS 141 Interest                           23              -              -             15        38
Gain (loss) on sale of
 properties (Mervyns)                       -          (934)              -              -     (934)
                              ----------------------------------------------------------------------

Income before minority
 interest                               4,124          (403)           (72)            726     4,375

Minority interest - OP                   (84)              8              1           (14)      (89)
Minority interest                        (62)          (102)              -              -     (164)
                              ----------------------------------------------------------------------

NET INCOME                             $3,978         $(497)          $(71)           $712    $4,122
                              ======================================================================

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The
     Company currently invests in Funds I, II & III and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine Portfolio and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.


                              ----------------------------------------------------------------------
                                                       Current Year-to-Date

                                                              Period
                                                       ended September 30,
                                                             2007
                              ----------------------------------------------------------------------
                                   Core        Opportunity                  Discontinued
                                  Retail          Funds       Residential    Operations     Total
                              ----------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                         $40,250         $8,166         $5,273         $1,553   $55,242
Percentage rents                          507              3              -              -       510
Expense reimbursements -
 CAM                                    4,356            238              -            177     4,771
Expense reimbursements -
 Taxes                                  6,091             75              -            211     6,377
Other property income                     295             38            459             19       811
                              ----------------------------------------------------------------------
                                       51,499          8,520          5,732          1,960    67,711
                              ----------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM                6,652            475              -            243     7,370
Other property operating                1,515            364          3,267           (41)     5,105
Real estate taxes                       6,849            273            273            221     7,616
                              ----------------------------------------------------------------------
                                       15,016          1,112          3,540            423    20,091
                              ----------------------------------------------------------------------

NET OPERATING INCOME -
 PROPERTIES                            36,483          7,408          2,192          1,537    47,620


OTHER INCOME (EXPENSE)
General and
 administrative                      (17,501)          (221)              -              -  (17,722)
Equity in earnings of
 Fund I unconsolidated
 properties                                 -          8,922              -              -     8,922
Interest income                         7,315            365             15              -     7,695
Asset and property
 management income                     11,850              -              -              -    11,850
Promote income                              -              -              -              -         -
Promote expense                             -              -              -              -         -
Property management
 expense                                 (94)             93          (121)           (99)     (221)
Straight-line rent income               1,063            753              -             52     1,868
Straight-line rents
 written off                             (20)              -              -              -      (20)
FAS 141 Rent                            (404)           (37)              -              -     (441)
Provision for income
 taxes                                (2,577)           (17)              -              -   (2,594)
Other income (expense)                    165              -              -              -       165
                              ----------------------------------------------------------------------

EBIDTA                                 36,280         17,266          2,086          1,490    57,122

Depreciation and
 amortization                        (12,259)        (5,037)        (1,118)          (263)  (18,677)
FAS 141 Amortization                    (384)           (57)              -              -     (441)
Interest expense                     (15,534)        (1,613)          (892)          (676)  (18,715)
Loan defeasance                         (426)              -              -              -     (426)
FAS 141 Interest                           47              -              -             45        92
Gain (loss) on sale of
 properties (Mervyns)                       -              -              -          (241)     (241)
                              ----------------------------------------------------------------------

Income before minority
 interest                               7,724         10,559             76            355    18,714

Minority interest - OP                  (197)          (216)            (1)            (7)     (421)
Minority interest                         237          (287)              -              -      (50)
                              ----------------------------------------------------------------------

NET INCOME                             $7,764        $10,056            $75           $348   $18,243
                              ======================================================================


                              ----------------------------------------------------------------------
                                                        Prior Year-to-Date

                                                              Period
                                                       ended September 30,
                                                               2006
                              ----------------------------------------------------------------------
                                   Core        Opportunity                  Discontinued
                                  Retail          Funds       Residential    Operations     Total
                              ----------------------------------------------------------------------
PROPERTY REVENUES
Minimum rents                         $36,050         $7,853         $5,529         $6,229   $55,661
Percentage rents                          506            114              -             54       674
Expense reimbursements -
 CAM                                    4,762            117              -            698     5,577
Expense reimbursements -
 Taxes                                  6,270            301              -          1,595     8,166
Other property income                     204              8            328            179       719
                              ----------------------------------------------------------------------
                                       47,792          8,393          5,857          8,755    70,797
                              ----------------------------------------------------------------------

PROPERTY EXPENSES
Property operating - CAM                5,693            294              -          1,007     6,994
Other property operating                1,442            230          2,858            850     5,380
Real estate taxes                       6,355            643            314          1,788     9,100
                              ----------------------------------------------------------------------
                                       13,490          1,167          3,172          3,645    21,474
                              ----------------------------------------------------------------------

NET OPERATING INCOME -
 PROPERTIES                            34,302          7,226          2,685          5,110    49,323


OTHER INCOME (EXPENSE)
General and
 administrative                      (15,377)          (226)              -              -  (15,603)
Equity in earnings of
 Fund I unconsolidated
 properties                                 -            212              -              -       212
Interest income                         5,638            344             13              -     5,995
Asset and property
 management income                      8,825            (5)              -              -     8,820
Promote income                            258              -              -              -       258
Promote expense                             -              -              -              -         -
Property management
 expense                                   98             75          (112)          (261)     (200)
Straight-line rent income                 428            274              -            147       849
Straight-line rents
 written off                                -              -              -              -         -
FAS 141 Rent                             (31)          (135)              -              -     (166)
Provision for income
 taxes                                  (111)           (51)              -              -     (162)
Other income (expense)                    165              -              -              -       165
                              ----------------------------------------------------------------------

EBIDTA                                 34,195          7,714          2,586          4,996    49,491

Depreciation and
 amortization                        (10,835)        (4,816)        (1,133)        (1,666)  (18,450)
FAS 141 Amortization                    (553)          (124)              -              -     (677)
Interest expense                     (12,788)        (1,841)        (1,094)        (1,363)  (17,086)
Loan defeasance                         (326)              -              -              -     (326)
FAS 141 Interest                          759              1              -             44       804
Gain (loss) on sale of
 properties (Mervyns)                       -            315              -              -       315
                              ----------------------------------------------------------------------

Income before minority
 interest                              10,452          1,249            359          2,011    14,071

Minority interest - OP                  (215)           (24)            (8)           (40)     (287)
Minority interest                       (184)          (277)              -              -     (461)
                              ----------------------------------------------------------------------

NET INCOME                            $10,053           $948           $351         $1,971   $13,323
                              ----------------------------------------------------------------------

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I, II & III and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine Portfolio and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

QUARTERLY SUPPLEMENTAL DISCLOSURE
   September 30, 2007

Net Operating Income (NOI) - Same Property Performance (1)
----------------------------------------------------------
     (in thousands)                                              Growth in Same                                    Growth in Same
                                                                 Property NOI -                                    Property NOI -
                                                                   Continuing                                        Continuing
                                                                    Operations                                        Operations
                           Notes:  Current Quarter  Historical     Favorable          Current Year-   Historical     Favorable
                                                      Quarter     (unfavorable)          to-Date      Year-to-Date  (unfavorable)
                         -------------------------------------------------------     ---------------------------------------------
                                   3 months ended 3 months ended                       Year ended     Year ended
 Reconciliation of total            September 30,  September 30,                      September 30,  September 30,
    NOI to same property
                     NOI:
                                              2007           2006                               2007           2006
                                   ------------------------------                    ------------------------------

NOI - Core Retail
 properties                                $12,577        $11,663                            $36,483        $34,302
NOI - Opportunity Fund
 properties                                  2,500          2,531                              7,408          7,226
NOI - Residential
 properties                                    422            709                              2,192          2,685
NOI - Discontinued
 Operations                                    599          1,757                              1,537          5,110
Adjustment to reflect
 2006 increase in Fund I
 ownership percentage           (2)        (1,286)        (1,197)                            (3,921)        (3,403)
                                   ------------------------------                    ------------------------------

        Total NOI                           14,812         15,463                             43,699         45,920

NOI - Properties Acquired                    (841)          (171)                            (2,882)          (322)
NOI - Property sold or
 held for sale                               (599)        (1,757)                            (1,537)        (5,110)
NOI - non recurring
 transactions                                   47          (106)                                231          (259)
                                   ------------------------------                    ------------------------------

                                           $13,419        $13,429          -0.1%             $39,511        $40,229          -1.8%
                                   =============================================     =============================================

  Same property NOI by portfolio component and revenues/expenses:

                                       Core Retail Properties                            Core Retail Properties

                           Revenues        $16,528        $15,963           3.5%             $47,779        $47,279           1.1%
                           Expenses          4,766          4,444          -7.2%              14,028         13,220          -6.1%
                                   ---------------------------------------------     ---------------------------------------------
                                            11,762         11,519           2.1%              33,751         34,059          -0.9%
                                   ---------------------------------------------     ---------------------------------------------

                                    Opportunity Fund Properties                       Opportunity Fund Properties

                           Revenues          1,470          1,471          -0.1%               4,274          4,304          -0.7%
                           Expenses            235            270          13.0%                 706            819          13.8%
                                   ---------------------------------------------     ---------------------------------------------
                                             1,235          1,201           2.8%               3,568          3,485           2.4%
                                   ---------------------------------------------     ---------------------------------------------

Total Core Retail and
 Opportunity Funds NOI                      12,997         12,720           2.2%              37,319         37,544          -0.6%
                                   ------------------------------                    ------------------------------

                                     Residential Properties (2                         Residential Properties (2
                                             properties)                                       properties)

                           Revenues          1,851          1,865          -0.8%               5,732          5,857          -2.1%
                           Expenses          1,429          1,156         -23.6%               3,540          3,172         -11.6%
                                   ---------------------------------------------     ---------------------------------------------
                                               422            709         -40.5%               2,192          2,685         -18.4%
                                   ---------------------------------------------     ---------------------------------------------

                                           $13,419        $13,429          -0.1%             $39,511        $40,229          -1.8%
                                   =============================================     =============================================

(1) The above amounts includes the pro-rata activity related to the Company's consolidated and unconsolidated joint ventures.

(2) As a result of the recapitalization of the Brandywine Portfolio which enabled the Fund I investors to receive all of their invested capital and preferred return, the Company is entitled to receive a 20% promote interest. Accordingly, Acadia's effective ownership interest is now 38% [20% + (80% x 22%)]. The Company is entitled to $7.2 million Promote on future Fund I earnings and currently receives 100% of Fund I income until it has been repaid. Once repaid, the Company's share will return to 38%. 2007 and 2006 NOI from Fund I has been adjusted from 100% down to 38% for comparability.

QUARTERLY SUPPLEMENTAL DISCLOSURE
   September 30, 2007

 Funds from Operations
        ("FFO")(1)                        2007                                                                   2006
-------------------------      -----------------------------------------------------     ------------------------------
                                  Current       Current     Previous     Previous          Historic        Historic
                                Year-to-Date    Quarter     Quarter       Quarter        Year-to-Date      Quarter
                                Period ended   3 months     3 months     3 months        Period ended   3 months ended
                                                 ended        ended        ended
 Funds from operations    Notes September 30,  September    June 30,     March 31,        September 30,  September 30,
         ("FFO"):                   2007        30, 2007      2007          2007              2006           2006
--------------------------     -------------- ----------- ------------ -------------     ------------- ----------------
Net Income                            $18,243      $8,490       $3,034        $6,719           $13,323           $4,122
Add back:
Depreciation of real
 estate and amortization
 of leasing costs:
  (net of minority
   interest share)
     Wholly owned and
      consolidated
      subsidiaries                     13,825       3,870        5,158         4,797            15,255            4,928
     Unconsolidated
      subsidiaries                      1,337         349          513           475             1,247              397
Income attributable to OP
 units                      (2)           416         188           84           144               287               89
Loss (gain) on sale of
 properties                               241         241            -             -             (437)              394
Extraordinary item (net
 of minority interests'
 share and income taxes)              (3,677)       (794)            -       (2,883)                 -                -
Distributions on
 Preferred OP Units                        18           5            5             8               188               63
                               -------------- ----------- ------------ -------------     ------------- ----------------
                      FFO              30,403      12,349        8,794         9,260            29,863            9,993
 Extraordinary item (net
  of minority interests'
  share and income taxes)   (4)         3,677         794            -         2,883                 -                -
                               -------------- ----------- ------------ -------------     ------------- ----------------
          FFO - adjusted
           for
           extraordinary
           item             (4)       $34,080     $13,143       $8,794       $12,143           $29,863           $9,993
                               ============== =========== ============ =============     ============= ================

  Adjusted Funds from
   operations ("AFFO"):
-----------------------
Diluted FFO                           $34,080     $13,143       $8,794       $12,143           $29,863           $9,993
Straight line rent, net               (1,868)       (560)        (605)         (703)               473            (863)
Non real estate
 depreciation                             523         186          173           164               351              117
Amortization of finance
 costs                                  1,250         428          358           464               625              193
Amortization of cost of
 management contracts                     550         171          206           173               735              272
Tenant improvements                     (586)        (25)         (98)         (463)           (1,216)            (466)
Leasing commissions                     (364)       (173)        (119)          (72)             (607)            (202)
Capital expenditures                  (3,179)     (1,757)        (441)         (981)           (2,825)            (736)
                               -------------- ----------- ------------ -------------     ------------- ----------------

                     AFFO             $30,406     $11,413       $8,268       $10,725           $27,399           $8,308
                               ============== =========== ============ =============     ============= ================

  Funds Available for
   Distribution ("FAD")
-----------------------
AFFO                                  $30,406     $11,413       $8,268       $10,725           $27,399           $8,308
Scheduled prinicpal
 repayments                           (2,170)       (627)        (711)         (832)           (2,995)          (1,027)
                               -------------- ----------- ------------ -------------     ------------- ----------------

                      FAD             $28,236     $10,786       $7,557        $9,893           $24,404           $7,281
                               ============== =========== ============ =============     ============= ================

 Total weighted average
   shares and OP Units:
Basic                                  33,548      33,629       33,599        33,414            33,156           33,156
                               ============== =========== ============ =============     ============= ================
Diluted                                33,965      33,979       33,894        34,113            33,791           33,815
                               ============== =========== ============ =============     ============= ================

     FFO per share:
FFO per share - Basic       (3)         $1.02       $0.39        $0.26         $0.36             $0.90            $0.30
                               ============== =========== ============ =============     ============= ================
FFO per share - Diluted     (3)         $1.00       $0.39        $0.26         $0.36             $0.88            $0.30
                               ============== =========== ============ =============     ============= ================

 AFFO per share - Basic     (3)         $0.91       $0.34        $0.25         $0.32             $0.82            $0.25
                               ============== =========== ============ =============     ============= ================
 AFFO per share - Diluted   (3)         $0.90       $0.34        $0.24         $0.31             $0.81            $0.25
                               ============== =========== ============ =============     ============= ================

 FAD per share - Basic      (3)         $0.84       $0.32        $0.22         $0.30             $0.73            $0.22
                               ============== =========== ============ =============     ============= ================
 FAD per share - Diluted    (3)         $0.83       $0.32        $0.22         $0.29             $0.72            $0.22
                               ============== =========== ============ =============     ============= ================

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.
(2)  Reflects OP Unitholders interest in OP net income.
(3) Assumes full conversion of O.P. Units into Common Shares. Diluted FFO assumes conversion of Preferred O.P. Units as well as assumed exercise of outstanding share options. Quarterly Preferred OP Unit distributions are added back for the purposes of calculating diluted FFO. Refer to "Market Capitalization" for weighted-average basic and diluted shares.
(4) The extraordinary item represents the Company's share of estimated extraordinary gain related to its investment in Albertson's. The Albertson's entity has recorded an extraordinary gain in connection with the allocation of purchase price to assets acquired. The Company considers this as an investment in an operating business as opposed to real estate. Accordingly, all gains and losses from this investment are included in FFO.

QUARTERLY SUPPLEMENTAL DISCLOSURE
September 30, 2007


Capital Expenditures
--------------------
                              Year-to-Date           Current              Previous             Previous
                                                     Quarter              Quarter              Quarter
                                                                    -----------------------------------------
                                 Period              3 months             3 months             3 months
                                 ended                ended                ended                ended
                           September 30, 2007   September 30, 2007     June 30, 2007        March 31, 2007
                          -------------------- -------------------- -------------------- --------------------
Leasing Commissions:                      $364                 $173                 $119                  $72
                          -------------------- -------------------- -------------------- --------------------
Tenant Improvements:                       586                   25                   98                  463
                          -------------------- -------------------- -------------------- --------------------
Capital Expenditures:
Retail                                   2,714                1,435                  370                  909
Residential                                465                  322                   71                   72
                          -------------------- -------------------- -------------------- --------------------
                                         3,179                1,757                  441                  981
                          -------------------- -------------------- -------------------- --------------------
Redevelopments                          11,638                7,364                2,801                1,473
                          -------------------- -------------------- -------------------- --------------------
Total                                  $15,767               $9,319               $3,459               $2,989
                          ==================== ==================== ==================== ====================

   QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2007

      Consolidated Balance Sheets
      ---------------------------
             (in thousands)
                                           September 30,                  December 31,
                                                2007                          2006
                                        --------------------          --------------------
ASSETS

Real estate
  Land                                              $172,932                      $149,345
  Buildings and improvements                         532,768                       483,894
  Construction in progress                            87,470                        39,085
                                        --------------------          --------------------
                                                     793,170                       672,324
Less: accumulated depreciation                     (156,190)                     (140,485)
                                        --------------------          --------------------
  Net real estate                                    636,980                       531,839

Cash and cash equivalents                            127,956                       139,571
Cash in escrow                                        12,070                         7,510
Restricted Cash                                          552                           549
Investments in and advances to
 unconsolidated affiliates                            37,388                        31,049
Rents receivable, net of $2,087 and
 $2,343 allowance, respectively                        5,704                         7,190
Straight-line rents receivable, net of
 $910 allowance                                        5,121                         4,704
Notes Receivable                                      36,116                        38,322
Prepaid expenses                                       4,137                         1,840
Deferred charges, net                                 20,596                        20,816
Other assets                                          15,104                        39,672
Acquired lease intangibles, net                       16,734                        11,653
Net assets of discontinued operations                 16,537                        16,977
                                        --------------------          --------------------

                                                    $934,995                      $851,692
                                        ====================          ====================

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                              $488,993                      $435,192
Acquired lease intangibles, net                        5,494                         4,919
Accounts payable and accrued expenses                 11,401                        10,237
Dividends and distributions payable                    6,666                         6,661
Share of losses in excess of investment
 in unconsolidated affiliates                         20,788                        21,728
Other liabilities                                      9,816                         5,561
Net liabilities of discontinued
 operations                                           12,331                        12,538
                                        --------------------          --------------------
  Total liabilities                                  555,489                       496,836
                                        --------------------          --------------------

Minority interest in Operating
 Partnership                                           4,785                         8,673
Minority interests in partially owned
 affiliates                                          129,135                       105,064
                                        --------------------          --------------------
  Total minority interests                           133,920                       113,737
                                        --------------------          --------------------

Shareholders' equity:
Common shares                                             32                            31
Additional paid-in capital                           232,092                       227,555
Accumulated other comprehensive loss                   (305)                         (234)
Retained earnings                                     13,767                        13,767
                                        --------------------          --------------------
  Total shareholders' equity                         245,586                       241,119
                                        --------------------          --------------------

                                                    $934,995                      $851,692
                                        ====================          ====================

QUARTERLY SUPPLEMENTAL DISCLOSURE
        September 30, 2007
Pro-rata Consolidated Balance Sheet
-----------------------------------
                       (in thousands)
                                                             Consolidated     Minority       Company's      Pro-Rata
                                                               Balance       Interest in   Interest in    Consolidated
                                                                Sheet       Consolidated  Unconsolidated     Balance
                                                            As Reported (1) Subsidiaries   Subsidiaries     Sheet (2)
                                                            ------------------------------------------------------------
ASSETS

Real estate
  Land                                                            $172,932      $(58,817)         $7,353        $121,468
  Buildings and improvements                                       532,768      (101,282)         51,830         483,316
  Construction in progress                                          87,470       (71,448)            114          16,136
                                                            -------------- -------------- -------------- ---------------
                                                                   793,170      (231,547)         59,297         620,920
Less: accumulated depreciation                                   (156,190)         21,844        (6,773)       (141,119)
                                                            -------------- -------------- -------------- ---------------
  Net real estate                                                  636,980      (209,703)         52,524         479,801

Cash and cash equivalents                                          127,956        (8,800)          1,136         120,292
Cash in escrow                                                      12,070        (6,041)            689           6,718
Restricted Cash                                                        552           (23)            312             841
Investments in and advances to unconsolidated affiliates            37,388       (27,631)        (6,353)           3,404
Rents receivable, net                                                5,704          (792)           (89)           4,823
Straight-line rents receivable, net                                  5,121          1,603          1,282           8,006
Intercompany                                                                            -              -               -
Notes Receivable                                                    36,116            (8)              -          36,108
Prepaid expenses                                                     4,137          (991)            409           3,555
Deferred charges, net                                               20,596        (5,020)          7,962          23,538
Other assets                                                        15,104         16,433              6          31,543
Acquired lease intangibles                                          16,734        (3,781)              7          12,960
Assets of discontinued operations                                   16,537       (10,289)              -           6,248
                                                            -------------- -------------- -------------- ---------------

Total Assets                                                      $934,995     $(255,043)        $57,885        $737,837
                                                            ============== ============== ============== ===============

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                                            $488,052      (116,597)         73,126        $444,581
Valuation of debt at acquisition, net of amortization                  941           (73)          1,450           2,318
Acquired lease intangibles                                           5,494              -              -           5,494
Accounts payable and accrued expenses                               11,401            781          3,202          15,384
Dividends and distributions payable                                  6,666              -              -           6,666
Due to related parties                                                                  -              -               -
Share of losses in excess of inv. in unconsolidated
 affiliates                                                         20,788              -       (20,788)               -
Interest rate swap payable                                               -              -              -               -
Other liabilities                                                    9,816        (4,006)            895           6,705
Liabilities of discontinued operations                              12,331        (7,672)              -           4,659
                                                            -------------- -------------- -------------- ---------------
  Total liabilities                                                555,489      (127,567)         57,885         485,807
                                                            -------------- -------------- -------------- ---------------

Minority interest in Operating Partnership                           4,785              -              -           4,785
Minority interests in partially owned affiliates                   129,135      (127,476)              -           1,659
                                                            -------------- -------------- -------------- ---------------
  Total minority interests                                         133,920      (127,476)              -           6,444
                                                            -------------- -------------- -------------- ---------------

Shareholders' equity:
Common shares                                                           32              -              -              32
Additional paid-in capital                                         232,092              -              -         232,092
Accumulated other comprehensive income                               (305)              -              -           (305)
Deficit                                                             13,767              -              -          13,767
                                                            -------------- -------------- -------------- ---------------
  Total shareholders' equity                                       245,586              -              -         245,586
                                                            -------------- -------------- -------------- ---------------

Total Liabilities and Shareholders' Equity                        $934,995     $(255,043)        $57,885        $737,837
                                                            ============== ============== ============== ===============

Notes
------------------------------------------------------------

(1) The interim consolidated balance sheet is unaudited, although it reflect all adjustments, which in the opinion of management, are necessary for the fair presentation of the consolidated balance sheet for the interim period.

(2) The Company currently invests in Funds I, II & III and Mervyns I & II which are consolidated with the Company's financial statements. To provide investors with supplemental information, the Company's investments in these joint ventures are reflected above on a pro-rata basis by calculating it's ownership percentage for each of the above asset and liability line items. Similiarly, the above presentation also includes the Company's share of assets and liaiblities for unconsolidated investments which are accounted for under the equity method of accounting pursuant to GAAP.

QUARTERLY SUPPLEMENTAL DISCLOSURE
    September 30, 2007
 Selected Operating Ratios
---------------------------------------------
                                                       3 months ended September 30,       9 months ended September 30,
                                                       -----------------------------      -----------------------------
                                                           2007              2006           2007                2006
                                                       -------------       ---------      --------            ---------
               Coverage Ratios                  (1)
           -----------------------
           Interest Coverage Ratio
EBIDTA                                                       $21,755         $17,805       $57,122              $49,491
Divided by Interest expense                                    6,347           6,030        18,715               17,086
                                                       -------------       ---------      --------            ---------
                                                                3.43 x          2.95x         3.05 x               2.90x

         Fixed Charge Coverage Ratio
EBIDTA                                                       $21,755         $17,805       $57,122              $49,491
Divided by ( Interest expense                                  6,347           6,030        18,715               17,086
                 + Preferred Dividends)         (2)                5              63            18                  188
                                                       -------------       ---------      --------            ---------
                                                                3.42 x          2.92x         3.05 x               2.87x

         Debt Service Coverage Ratio
EBIDTA                                                       $21,755         $17,805       $57,122              $49,491
Divided by ( Interest expense                                  6,347           6,030        18,715               17,086
                 + Principal Amortization)                       627           1,027         2,170                2,995
                                                       -------------       ---------      --------            ---------
                                                                3.12 x          2.52x         2.74 x               2.46x

                Payout Ratios
              ----------------
              FFO Payout Ratio

Dividends (Shares) & Distributions (O.P. Units) paid          $6,666          $6,196       $19,992              $18,392
FFO                                                           13,143           9,993        34,080               29,863
                                                       -------------       ---------      --------            ---------
                                                                 51%             62%           59%                  62%

              AFFO Payout Ratio
Dividends (Shares) & Distributions (O.P. Units) paid          $6,666          $6,196       $19,992              $18,392
AFFO                                                          11,413           8,308        30,406               27,399
                                                       -------------       ---------      --------            ---------
                                                                 58%             75%           66%                  67%
              FAD Payout Ratio
Dividends (Shares) & Distributions (O.P. Units) paid          $6,666          $6,196       $19,992              $18,392
FAD                                                           10,786           7,281        28,236               24,404
                                                       -------------       ---------      --------            ---------
                                                                 62%             85%           71%                  75%
               Leverage Ratios
               ---------------

Debt/Total Market Capitalization
Debt                                                (3)     $444,581        $367,599
Total Market Capitalization                                1,335,094       1,198,344
                                                       -------------       ---------
                                                                 33%             31%


Debt + Preferred Equity (Preferred O.P.
 Units)                                                     $444,769        $371,787
Total Market Capitalization                                1,335,094       1,198,344
                                                       -------------       ---------
                                                                 33%             31%

Notes:

(1) Quarterly results for 2007 and 2006 are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of EBIDTA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.
(2)  Represents preferred distributions on Preferred Operating partnership
     Units.
(3) Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt and principal amortization.

QUARTERLY SUPPLEMENTAL DISCLOSURE
      September 30, 2007

 Portfolio Debt - Consolidated Summary
 Reconciliation from GAAP Debt to Pro-Rata Share of Debt
    (amounts in thousands)
                                       Acadia                           Add:            Less:          Acadia
                                                                   --------------- ---------------
                                    Consolidated                      Pro-rata        Minority        Pro-rata
                                                                                   Interest Share
                                        Debt                          Share of            of          Share of
                                       Balance       % of Total    Unconsolidated   Consolidated     Outstanding     % of Total
                                   As Reported (2)    Portfolio       Debt (3)        Debt (4)        Debt (5)        Portfolio
                                   --------------- --------------- --------------- --------------- --------------- ---------------
 Mortgage Notes Payable
 Fixed-Rate Debt (1)                      $406,902             83%          68,293        (52,903)        $422,292             95%
 Variable-Rate Debt (1)                     81,150             17%           4,833        (63,694)          22,289              5%
                                   --------------- --------------- --------------- --------------- --------------- ---------------

 Total                                    $488,052            100%         $73,126       (116,597)        $444,581            100%
                                   --------------- --------------- --------------- --------------- --------------- ---------------
 Weighted Average Interest Rate
 Fixed-Rate Debt                             5.26%                                                           5.25%
 Variable-Rate Debt                          6.49%                                                           6.50%
                                   ---------------                                                 ---------------
 Total                                       5.46%                                                           5.31%
                                   ---------------                                                 ---------------

 Notes
 -----------------------------
(1) Fixed-rate debt includes notional principal fixed through swap transactions. Conversely, variable-rate debt excludes this amount.
(2) Represents the Mortgage Notes Payable balance as reported in the Company's Form 10-Q. Does not include $941of FAS141 purchase price debt allocation amounts.
(3) Represents the Company's pro-rata share of unconsolidated partnership debt based on percent ownership.
(4) Represents the Minority Interest pro-rata share of consolidated partnership debt based on its percent ownership.
(5) Represents the Company's theoretical pro-rata share of debt after adjustments discussed in Notes 3 and 4.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               September 30, 2007
            Debt Analysis - Consolidated Debt (amounts in thousands)

                                                                      Principal  Acadia's                      Variable
                                                            % of Pro-
                    Ownership                                  rata   Balance at Pro-rata            Interest Rate as of Maturity
                                                            Share of  September                               September
Property       Notes  Entity  Percent        Lender         Portfolio  30, 2007   Share                Rate    30, 2007    Date
----------------------------------------------------------------------------------------------------------------------------------
Fixed-Rate Debt
---------------
Acadia Realty         Acadia         3.75% Convertible
 Trust           1            100.0%  Notes                             $115,000  $115,000            3.75%             12/20/2011
Merrillville          Acadia         Bear Stearns
 Plaza                                Commercial Mortgage,
                 2            100.0%  Inc.                                26,250    26,250            5.88%              8/1/2017
GHT Apartments        Acadia  100.0% Bank of America, N.A.                10,354    10,354            7.55%              1/1/2011
Colony                Acadia         Bank of America, N.A.
 Apartments                   100.0%                                       5,177     5,177            7.55%              1/1/2011
239 Greenwich         Acadia         Wachovia
 Avenue                        75.0%                                      26,000    19,500            5.42%             2/11/2017
New Loudon            Acadia         RBS Greenwich Capital
 Center                       100.0%                                      14,800    14,800            5.64%              9/6/2014
Crescent Plaza        Acadia  100.0% RBS Greenwich Capital                17,600    17,600            4.98%              9/6/2015
Pacesetter Park       Acadia         RBS Greenwich Capital
 Shopping
 Center                       100.0%                                      12,500    12,500            5.12%             11/6/2015
Elmwood Park          Acadia         Bear Stearns
 Shopping                             Commercial Mortgage,
 Center                       100.0%  Inc.                                34,600    34,600            5.53%              1/1/2016
Gateway               Acadia         Bear Stearns
 Shopping                             Commercial Mortgage,
 Center                       100.0%  Inc.                                20,500    20,500            5.44%              3/1/2016
Clark-Diversey        Acadia         Lasalle Bank National
                              100.0%  Association                          3,741     3,741            8.50%             4/11/2028
Boonton               Acadia         GMAC Commercial
                               60.0%  Mortgage Corporation                 8,483     5,090            6.40%             11/1/2032
Chestnut Hill         Acadia  100.0% Column Financial, Inc.                9,876     9,876            5.45%             6/11/2013
Walnut Hill           Acadia         Merrill Lynch Mortgage
 Plaza                        100.0%  Lending, Inc.                       23,500    23,500            6.06%             8/29/2016
4650 Broadway        Fund II         Bank of China
 at Sherman
 Avenue          3             19.2%                                      19,000     3,648            5.83%              3/1/2008
216th Street     3   Fund II   19.2% Bank of America, N.A.                25,500     4,896            5.80%             10/1/2017
Kroger                Fund I         Cortlandt Deposit
 Portfolio       4             28.3%  Corporation                          4,950     1,403            6.62%              2/1/2009
Safeway               Fund I         Cortlandt Deposit
 Portfolio       4             28.3%  Corporation                          4,893     1,386            6.51%             1/15/2009
Interest rate         Acadia         Bank of America, N.A.                                                               Various
 swaps           5                                                        24,178    24,178            6.30%
                                                                      --------------------          ----------
Sub-Total
 Fixed-Rate
 Debt                                                          95%       406,902   353,999            5.16%
                                                                      --------------------          ----------

Variable-Rate                                                                              Current LIBOR
 Debt                                                                                                              5.12%
---------------
Bloomfield Town       Acadia         Bank of America, N.A.                                 Libor +
 Square          6            100.0%                                                                   125      6.37%    12/1/2010
Hobson West           Acadia         Bank of America, N.A.                                 Libor +
 Plaza           6            100.0%                                                                   125      6.37%    12/1/2010
Marketplace of        Acadia         Bank of America, N.A.                                 Libor +
 Absecon         6            100.0%                                                                   125      6.37%    12/1/2010
Village               Acadia         Bank of America, N.A.                                 Libor +
 Apartments      6            100.0%                                           -         -             125      6.37%    12/1/2010
Abington Towne        Acadia         Bank of America, N.A.                                 Libor +
 Center          6            100.0%                                                                   125      6.37%    12/1/2010
Methuen               Acadia         Bank of America, N.A.                                 Libor +
 Shopping
 Center          6            100.0%                                                                   125      6.37%    12/1/2010
Town Line Plaza  6    Acadia  100.0% Bank of America, N.A.                                 Libor +     140      6.52%    12/1/2010
Ledgewood Mall        Acadia         Washington Mutual                                     Libor +
                 7            100.0%  Bank, F.A.                               -         -             125      6.37%    3/29/2010
Branch Plaza          Acadia  100.0% Bank of America, N.A.                15,835    15,835 Libor +     130      6.42%    12/1/2011
Village Commons       Acadia         Bank of America, N.A.                                 Libor +
 Shopping
 Center          8            100.0%                                       9,820     9,820             140      6.52%    6/29/2012
244-268 161st        Fund II         RBS Greenwich Capital                                 Libor +
 Street          3             19.2%                                      30,000     5,760             140      6.52%     4/1/2008
Liberty Avenue       Fund II         PNC Bank, National                                    Libor +
                 3             19.2%  Association                          9,822     1,886             165      6.77%    5/18/2009
Granville             Fund I         Bank One, N.A.                                        Libor +
 Center                        37.8%                                       2,851     1,077             200      7.12%    10/5/2007
400 East             Fund II         Bank of America                                       Libor +
 Fordham Road    3             19.2%                                      18,000     3,456             175      6.87%    11/1/2007
Acadia               Fund II         Bank of America, N.A.                                 Libor +
 Strategic                            / Bank of New York
 Opportunity
 Fund II, LLC   10             20.0%                                      19,000     3,800              75      5.87%     3/1/2008
Interest rate         Acadia         Bank of America, N.A.
 swaps           5                                                      (24,178)  (24,178)
                                                                      --------------------
Sub-Total
 Variable-Rate
 Debt                                                          5%         81,150    17,456 Libor +     136      6.48%
                                                                      --------------------------------------------------
Total
 Consolidated
 Debt -
 Continuing
 Operations                                                   100%      $488,052  $371,455                      5.23%
                                                           ===============================                    ==========


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               September 30, 2007
    Debt Analysis - Unconsolidated Joint Ventures and Discontinued Operations


                                                                      Principal  Acadia's                      Variable
                                                            % of Pro-
                    Ownership                                  rata   Balance at Pro-rata            Interest Rate as of Maturity
                                                            Share of  September                               September
Fixed-Rate Debt       Entity  Percent        Lender         Portfolio  30, 2007   Share                Rate    30, 2007    Date
---------------     ----------------------------------------------------------------------          ------------------------------
Acadia              Brandywine       UBS Warburg Real
 Brandywine          JV               Estate Investments,
 Subsidiary                    22.2%  Inc.                               $61,375   $13,639            5.99%              7/1/2016
Acadia              Brandywine       Bear Stearns
 Brandywine          JV               Commercial Mortgage,
 Town Center                   22.2%  Inc.                                31,550     7,011            5.99%              7/1/2016
Acadia Market       Brandywine       Bear Stearns
 Square              JV               Commercial Mortgage,
 Shopping                             Inc.
 Center                        22.2%                                      24,375     5,417            5.99%              7/1/2016
Acadia              Brandywine       Bear Stearns
 Brandywine          JV               Commercial Mortgage,
 Condominium                   22.2%  Inc.                                22,650     5,033            5.99%              7/1/2016
Acadia              Brandywine       Bear Stearns
 Brandywine          JV               Commercial Mortgage,
 Holdings                      22.2%  Inc.                                26,250     5,833            5.99%              7/1/2016
Crossroads          Crossroads       JPMorgan Chase Bank
 Shopping            JV
 Center                        49.0%                                      64,000    31,360            5.37%             12/1/2014
                                                                      --------------------

Sub-Total
 Fixed-Rate
 Debt                                                          93%       230,200    68,293            5.71%
                                                                      --------------------          ----------

Variable-Rate
 Debt                                                                                      Current LIBOR           5.12%
---------------
CityPoint        9   Fund II   4.9%  Bank of America, N.A.                34,000     1,652 Libor +     120      6.32%   6/13/2008
Haygood               Fund I         JP Morgan Chase Bank,                                 Libor +
 Shopping                             N.A.
 Center         11             18.9%                                      11,366     2,148             150      6.62%   8/23/2010
Sterling              Fund I         JP Morgan Chase Bank,                                 Libor +
 Heights                              N.A.
 Shopping
 Center         11             18.9%                                       5,471     1,033             185      6.97%   8/23/2010
                                                                      --------------------
Sub-Total                                                                                  Libor +
 Variable-Rate
 Debt                                                          7%         50,837     4,833             147      6.59%
                                                           -------------------------------                    ----------
Total
 Unconsolidated
 Debt                                                         100%      $281,037   $73,126                      5.77%
                                                           ===============================                    ==========

----------------------------------------------------------------------------------------------------------------------------------

Discontinued
 Operations
Properties held
 for sale:
---------------
Amherst               Fund I         The Ohio National Life
 Marketplace                   37.8%  Insurance Company                    4,426     1,672            8.20%              6/1/2022
Sheffield             Fund I         Canada Life Insurance
 Crossing                      37.8%  Company                              6,601     2,494            8.00%              1/1/2023
                                                                      --------------------
Total
 Discontinued
 Operations                                                              $11,027    $4,166
                                                                      ====================

Notes:
---------------
(1) Represents $100,000 of 3.75% convertible notes issued in December 2006 and an additional $15,000 issued in January, 2007.
(2) On July 2, 2007, the Merrillville loan was refinanced with a $26,250 loan from Bear Sterns Commercial Mortgage, Inc.
(3) Fund II is a 96% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 96% x 20%, or 19.2%.
(4) AmCap, Fund I's joint venture partner on this investment, is allocated 25% of the debt and equity. As such Acadia's pro-rata share of the above debt is 75% x 37.78%, or 28.3%.
(5) The Company has hedged a portion of it's variable- rate debt with variable to fixed-rate swap agreements as follows:

                                                                                 Forward
                    Notional                                                      Start             Maturity
                     principal            All-in Rate        Spread   Swap rate    Date                Date
                    ----------------------------------------------------------------------          ----------
                         4,568               6.07%            1.36%     4.71%      n/a               1/1/2010
                        11,216               6.25%            1.36%     4.90%      n/a              10/1/2011
                         8,394               6.50%            1.36%     5.14%      n/a               3/1/2012
                    ----------       -------------------------------------------
                       $24,178               6.30%            1.36%     4.95%
                    ==========       ===========================================

(6) This is a revolving facility for up to $75,000 with an additional $13,000 available based on certain income hurdles.
(7)  This is a revolving facility for up to $30,000.
(8) There is an additional $300 available under this facility through 12/08, with an additional $1,800 available thereafter based on certain income hurdles.
(9) Fund II is a 22.57% % joint venture partner in CityPoint. As such, Acadia's pro-rata share of the above debt is 4.86%.
(10) This is a revolving facility for up to $70,000.
(11) Fund I is a 50% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 50% x 37.78%, or 18.9%.

QUARTERLY SUPPLEMENTAL DISCLOSURE
  September 30, 2007

      Future Debt Maturities
-----------------------------------
          (in thousands)                                      Weighted Average Interest Rate of Maturing Debt
                                                              -----------------------------------------------

 Consolidated Debt
                       Scheduled
        Year         Amortization    Maturities     Total     Total Debt   Fixed-Rate Debt Variable-Rate Debt
--------------------------------------------------------------------------------------------------------------
        2007                    349         20,829    21,178          6.90%            n/a               6.90%
        2008                  6,104         68,000    74,104          6.15%          5.83%               6.27%
        2009                  6,348          9,822    16,170          6.77%            n/a               6.77%
        2010                  1,978         14,742    16,720          7.55%          7.55%                 n/a
        2011                  2,084        129,764   131,848          4.05%          3.75%               6.42%
     Thereafter              24,120        203,912   228,032          5.63%          5.59%               6.52%
                    ----------------------------------------
                            $40,983       $447,069  $488,052
                    ========================================

Unconsolidated Debt(1)

        2007                      -              -         -            n/a            n/a                 n/a
        2008                    433          1,653     2,086          6.32%            n/a               6.32%
        2009                    470              -       470            n/a            n/a                 n/a
        2010                    487          3,153     3,640          6.73%            n/a               6.73%
        2011                    508              -       508            n/a            n/a                 n/a
     Thereafter               2,104         64,318    66,422          5.73%          5.73%                 n/a
                    ----------------------------------------
                             $4,002        $69,124   $73,126
                    ========================================

QUARTERLY SUPPLEMENTAL DISCLOSURE
      September 30, 2007

Acadia Strategic Opportunity Fund, LLC ("Fund I") - Overview
------------------------------------------------------------------------------------------------------------------------
Item                          Notes     Description
------------------------------------------------------------------------------------------------------------------------

Date formed                             September 2001

Capital commitment                      $90 million

Funding                                 All invested capital has been returned with the proceeds from the Brandywine recapitalization as discussed below.
                                        Acadia and its investors still own approximately 2 million square feet of properties in Fund I.
Partnership structure

          Equity Contribution:          22.22% - Acadia
                                        77.78% - Four institutional investors (current significant shareholders in Acadia as well)

       Cash flow distribution:          22.22% - Acadia
                                        77.78% - Four institutional investors

                      Promote:          20% to Acadia once all partners (including Acadia) have received 9% preferred return and return of equity

                                        Remaining 80% is distributed to all the partners (including Acadia).

                                        In January 4, 2006, the Brandywine portfolio was recapitalized through the conversion of the 77.8% interest previously held by the institutional investors in
                                        Fund I to GDC Properties. Acadia has retained its existing 22.2% interest. Due to this transaction, Fund I investors received a return of all of their invested capital and preferred return, thus triggering Acadia's additional 20% interest (promote) in all future Fund I distributions.

Fees to Acadia                          Priority distribution fee equal to 1.5% of implied capital ($46.3 million which excludes Acadia's equity)

                                        Priority distribution fee equal to 4% of gross property revenues

                                        Market rate leasing fees

                                        Construction/project management fees equal to the lesser of 7.5% of hard costs or allocable costs of Acadia

QUARTERLY SUPPLEMENTAL DISCLOSURE
      September 30, 2007

Acadia Strategic Opportunity Fund II, LLC ("Fund II") - Overview
------------------------------------------------------------------------------------------------------------------------
Item                          Notes   Description
------------------------------------------------------------------------------------------------------------------------
Date formed                           June 2004

Capital commitment                    $300 million

Funding                               $182.0  funded through September 30, 2007 million

Partnership structure

          Equity Contribution:        20% - Acadia
                                      80% - Six institutional investors (Three are current
                                            shareholders in Acadia as well)

       Cash flow distribution:        20% - Acadia
                                      80% - Six institutional investors

                      Promote:        20% to Acadia once all partners (including Acadia) have received 8% preferred return and return of equity

                                      Remaining 80% is distributed to all the partners (including Acadia).


Fees to Acadia                        Asset management fee equal to 1.5% of total committed capital (For the first 12 months, calculated on $200 million, thereafter on $240 million which excludes
                                      Acadia's $60 million)


                                      Property management fee equal to 4% of gross property revenues

                                      Market rate leasing fees

                                      Construction/project management fees equal to the lesser of 7.5% of hard costs or allocable costs of Acadia

QUARTERLY SUPPLEMENTAL DISCLOSURE
      September 30, 2007

Acadia Strategic Opportunity Fund III, LLC ("Fund III") - Overview
------------------------------------------------------------------------------------------------------------------------
Item                          Notes   Description
------------------------------------------------------------------------------------------------------------------------
Date formed                           May 2007

Capital commitment                    $500 million

Funding                               $3.0 funded through September 30, 2007 million

Partnership structure

          Equity Contribution:        20% - Acadia
                                      80% - 13 institutional investors (including a majority of the investors from prior funds)

       Cash flow distribution:        20% - Acadia
                                      80% - 13 institutional investors

                      Promote:        20% to Acadia once all partners (including Acadia) have received 6% preferred return and return of equity

                                      Remaining 80% is distributed to all the partners (including Acadia).


Fees to Acadia                        Asset management fee equal to 1.5% of total committed capital

                                      Development fee equal to 3% of total project cost

                                      Property management fee equal to 4% of gross property revenues

                                      Market rate leasing fees

                                      Construction/project management fees equal to the lesser of 7.5% of hard costs or allocable costs of Acadia

QUARTERLY SUPPLEMENTAL DISCLOSURE
      September 30, 2007

Retailer Controlled Property ("RCP") Venture - Overview
------------------------------------------------------------------------------------------------------------------------
*** Note - The RCP Venture is not a separate AKR Fund, rather it is a venture in which AKR, Funds I and II are anticipated to invest a total of $60 million equity. ***

Item                          Notes     Description
------------------------------------------------------------------------------------------------------------------------
Date formed                             January 2004

Targeted investments                    The Venture has been formed to invest in surplus or distressed properties owned or controlled by retailers

Current Investments                     Mervyns Department Stores - All capital has been returned
                                        Albertson's - All capital has been returned
                                        ShopKo - All capital has been returned
                                        Rex, Marsh Supermarkets and three Albertsons add-on investments, Newkirk and
                                        Camellia and Colorado Springs
Partnership structure

          Equity Contribution:          Up to $300 million of total equity

                                        Up to 20% ($60 million) - AKR Fund I ($20 million) and Fund II ($40 million)

                                        80% - Klaff Realty LP and Lubert-Adler

       Cash flow distribution:          20% - AKR Funds
                                        80% - Four institutional investors

                      Promote:          20% to Klaff once all partners (including Klaff) have received 10% preferred return and return of equity (50% of first $40 million of AKR Fund equity is not subject to this promote)

                                        Remaining 80% is distributed to all the partners (including Klaff).

Fees to Acadia                          Property management fees

                                        Market rate leasing fees and construction/project management

QUARTERLY SUPPLEMENTAL DISCLOSURE
     September 30, 2007

Opportunity Fund I Properties - Detail
--------------------------------------

               -------------------------------------------------------------------------------------------------------------------
               Fund I's                                                                                    Annualized Base Rent
               Ownership   Gross Leasable Area          Occupancy             Annualized Base Rent       per Occupied Square Foot
                        ----------------------------------------------------------------------------------------------------------
                   %     Anchors  Shops   Total   Anchors  Shops  Total   Anchors    Shops      Total   Anchors  Shops    Total
               =========----------------------------------------------------------------------------------------------------------

    Midwest
---------------
Ohio
---------------
Amherst
 Marketplace
 (1)             100%      76,737  3,208   79,945  100.00%100.00%100.00%   $851,195   $38,472   $889,667 $11.09   $11.99    $11.13
Granville
 Centre          100%      90,047 44,950  134,997   38.81% 46.74% 41.45%    450,336   212,750    663,086  12.88    10.13     11.85
Sheffield
 Crossing (1)    100%      69,659 42,875  112,534  100.00% 85.17% 94.35%    807,657   398,363  1,206,020  11.59    10.91     11.36
                        ----------------------------------------------------------------------------------------------------------
Total - Midwest
     Region               236,443 91,033  327,476   76.70% 66.72% 73.92%  2,109,188   649,585  2,758,773  11.63    10.69     11.40
                        ----------------------------------------------------------------------------------------------------------

 Mid-Atlantic
---------------
    Various
---------------
Kroger/Safeway
 Portfolio (25
 Properties)      75%   1,018,100      -1,018,100  100.00%  0.00%100.00%  7,362,811         -  7,362,811   7.23        -      7.23
                        ----------------------------------------------------------------------------------------------------------

Haygood
 Shopping
 Center
 (Virginia)       50%      95,303 83,194  178,497  100.00% 84.24% 92.65%    636,207 1,121,943  1,758,150   6.68    16.01     10.63
                        ----------------------------------------------------------------------------------------------------------

   New York
---------------
Tarrytown
 Shopping
 Center (New
 York)           100%      15,497 19,794   35,291  100.00% 73.44% 85.10%    475,000   439,319    914,319  30.65    30.22     30.44
                        ----------------------------------------------------------------------------------------------------------


Subtotal - Fund
  I Operating
   Properties           1,365,343194,0211,559,364   95.96% 74.92% 93.35% 10,583,206 2,210,847 12,794,053   8.08    15.21      8.79
                        ----------------------------------------------------------------------------------------------------------

    Fund I
 Redevelopment
   Properties
---------------

Sterling
 Heights
 Shopping
 Center
 (Michigan)       50%      90,400 64,435  154,835  100.00% 32.44% 71.88%    526,600   150,859    677,459   5.83     7.22      6.09
Hitchcock Plaza
 (South
 Carolina)        20%     146,507 70,754  217,261   89.19% 65.18% 81.37%    884,310   682,973  1,567,283   6.77    14.81      8.87
                        ----------------------------------------------------------------------------------------------------------
Subtotal - Fund
       I
 Redevelopment
   Properties             236,907135,189  372,096   93.31% 49.58% 77.42%  1,410,910   833,832  2,244,742   6.38    12.44      7.79
               -------------------------------------------------------------------------------------------------------------------

 Fund I Grand
      Total             1,602,250329,2101,931,460   95.57% 64.51% 90.28%$11,994,116$3,044,679$15,038,795  $7.83   $14.34     $8.62
                        ----------------------------------------------------------------------------------------------------------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) Amherst Marketplace ands Sheffield Crossing are both under contract for sale.

QUARTERLY SUPPLEMENTAL DISCLOSURE
       September 30, 2007

                  FUND I
Top Tenants - Ranked by Annualized Base Rent
--------------------------------------------
                                                                                                    Percentage of Total
                                                                                                   Represented by Tenant
                                                                                          ----------------------------------------
                                   Number of
                                   Stores in             Total          Annualized Base          Total          Annualized Base
 Ranking         Tenant           JV Portfolio            GLA               Rent (1)       Portfolio GLA( 2)        Rent (2)
----------------------------------------------------------------------------------------------------------------------------------

    1     Kroger (3)                            12             413,100          $2,769,256               30.9%               25.8%
    2     Safeway (4)                           13             350,475           2,752,853               26.2%               25.7%
    3     Giant Eagle                            2             135,896           1,536,352               10.2%               14.3%
    4     Walgreens                              1              15,497             475,000                1.2%                4.4%
                              ----------------------------------------------------------------------------------------------------
                 Total                          28             914,968          $7,533,460               68.5%               70.2%
                              ====================================================================================================

(1) Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after the date of this report.
(2) Square footage and base rents for the Kroger/Safeway portfolio and other properties for which Fund I owns less than 100% are pro-rated to reflect the Funds partial ownership.
(3) Kroger has sub-leased 4 of these locations to supermarket tenants, 2 locations to a non-supermarket tenant and ceased operations at one other location. Kroger is obligated to pay rent through the full term of all these leases which expire in 2009. Base rent as reflected above is net of 25% minority interest.
(4) Safeway has sub-leased 7 of these locations to supermarket tenants, 1 location to a non-supermarket tenant and ceased operations at one other location. Safeway is obligated to pay rent through the full term of all these leases which expire in 2009. Base rent as reflected above is net of 25% minority interest.

         QUARTERLY SUPPLEMENTAL DISCLOSURE
                September 30, 2007

            Fund I - Valuation **** As Of December 31, 2006 ****
            ----------------------------------------------------
                                                                                Portfolio:
                                                                                                          Redevelopment
 Line                                                       Total                  Ohio   Kroger/Safeway  Properties(1)
------                                                                --------------------------------------------------
      Net Operating Income ("NOI") for the
  1    quarter ended December 31, 2006                          $1,375                $529           $692           $154

      Adjustments:
      To reflect full quarter of
  2    consolidation of Tarrytown investment                        63                   -              -             63
  3   Adjust Kroger/Safeway                  Note 1              (128)                   -          (128)              -

      NOI related to investements in         Note 2
  4    unconsolidated partnerships                                 544                                               544

  5   Adjustment for minority interests                          (413)                   -          (141)          (272)
                                                        --------------          ----------------------------------------
  6   Adjusted quarterly NOI                                     1,441                 529            423            489

  7   Annualized NOI                         Line 6 x 4          5,763               2,116          1,691          1,956

  8   Debt as of December 31, 2006           Note 3             29,679              13,878          7,382          8,419

      Adjust for Kroger/Safeway and          Note 1
  9    intercompany debt                                       (1,706)                   -        (7,382)          5,676
                                                        --------------          ----------------------------------------
  10  Adjusted debt                                             27,973              13,878              -         14,095

                                                                 6.00%     6.50%     7.00%          7.50%          8.00%
                                                        ----------------------------------------------------------------

      Gross asset value                      Line 7 x
  11                                          cap rate         $96,043   $88,655   $82,322        $76,834        $72,032

  12  Adjusted debt                                           (27,973)  (27,973)  (27,973)       (27,973)       (27,973)

      Additional value of investment in
  13   Hitchcock                                                 7,000     7,000     7,000          7,000          7,000

      Remaining Equity and Accumulated
  14   Preferred Distribution in Fund I (5)                          -         -         -              -              -
                                                        ----------------------------------------------------------------

  15                                                            75,070    67,682    61,349         55,861         51,059

      Additional Mervyn's return (Original
  16   capital already returned)                                 7,600     7,600     7,600          7,600          7,600
                                                        ----------------------------------------------------------------

  17  Total Value Subject to Promote                            82,670    75,282    68,949         63,461         58,659
                                                        ----------------------------------------------------------------

      General Partner (Acadia) Promote on    x 20%
  18   Fund I assets                                            16,534    15,056    13,790         12,692         11,732
                                                        ----------------------------------------------------------------

      Remaining value to be allocated pro-
       rata to Fund I investors (including
  19   Acadia)                                                  66,136    60,225    55,159         50,769         46,927
                                                        ----------------------------------------------------------------

  20  Acadia's share                         x 22.22%           14,695    13,382    12,256         11,281         10,427
                                                        ----------------------------------------------------------------

      Value of Acadia's interest in         Line 18 +
  21   remaining Fund I assets                20                31,229    28,438    26,046         23,973         22,159

      Additional promote earned from         Note 4
  22   Brandywine recapitalization                               7,500     7,500     7,500          7,500          7,500
                                                        ----------------------------------------------------------------

  23  Total value to Acadia                                    $38,729   $35,938   $33,546        $31,473        $29,659
                                                        ================================================================

      Original Acadia invested capital in
  24   Fund I                                                  $10,774   $10,774   $10,774        $10,774        $10,774
                                                        ================================================================

              Recap of Acadia Promote
      ------------------------------------------------------------------------------------------------------------------

      20% General Partner (Acadia) Promote on
       Fund I assets                                           $16,534   $15,056   $13,790        $12,692        $11,732

      20% General Partner (Acadia) Promote on
       Brandywine                                                7,500     7,500     7,500          7,500          7,500
                                                        ----------------------------------------------------------------
      Total promote                                            $24,034   $22,556   $21,290        $20,192        $19,232
                                                        ================================================================
      Per share                                                  $0.72     $0.68     $0.64          $0.61          $0.58
                                                        ================================================================

Notes:
------

(1) Adjusted for value based on projected net renewal NOI upon completion of original term in 2009
(2) Included in "Equity in earnings of Fund I unconsolidated properties" in the JV Statement of Operations in the December 31, 2006 Supplement. *T
(3) See "Debt Analysis - Unconsolidated Debt (Joint Ventures)" in the December 31, 2006 Supplement. Amounts adjusted for minority interests' pro-rata share of debt
(4)  This promote is to be paid from future Fund I cash flows

QUARTERLY SUPPLEMENTAL DISCLOSURE
September 30, 2007

Opportunity Fund II
Properties - Detail (2)
-----------------------
               -------------------------------------------------------------------------------------------------------------------
               Fund II's                                                                                  Annualized Base Rent
               Ownership Gross Leasable Area         Occupancy              Annualized Base Rent        per Occupied Square Foot
                        ----------------------------------------------------------------------------------------------------------
                   %    Anchors Shops   Total Anchors Shops    Total    Anchors     Shops      Total    Anchors  Shops    Total
               -------------------------------------------------------------------------------------------------------------------
    Midwest
---------------
Illinois
---------------
Oakbrook         100%   112,000       -112,000100.00%   0.00%  100.00%   $825,000         $-   $825,000    $7.37      $-     $7.37

New York Region
---------------
New York
---------------
Liberty Avenue    96%         -  17,088 17,088  0.00%  63.67%   63.67%          -    394,944    394,944        -   36.30     36.30
216th Street      96%         -  60,000 60,000  0.00% 100.00%  100.00%          -  2,340,000  2,340,000        -   39.00     39.00
                        ----------------------------------------------------------------------------------------------------------
Subtotal - Fund
 II Operating
   Properties           112,000  77,088189,088100.00%  91.95%   96.72%    825,000  2,734,944  3,559,944     7.37   38.59     19.47
                        ----------------------------------------------------------------------------------------------------------

   Fund II
 Redevelopment
   Properties
---------------
400 East          96%
 Fordham Road
 (1)                          -       -      -      -       -        -          -          -          -        -       -         -
Pelham Manor      96%
 Shopping
 Center (1)                   -       -      -      -       -        -          -          -          -        -       -         -
Sherman Avenue    96%
 (1)                          -       -      -      -       -        -          -          -          -        -       -         -
161st Street      96%   137,334  86,187223,521100.00% 100.00%  100.00%  3,337,222  1,998,888  5,336,110    24.30   23.19     23.87
                        ----------------------------------------------------------------------------------------------------------
Subtotal - Fund
      II
 Redevelopment
   Properties           137,334  86,187223,521100.00% 100.00%  100.00%  3,337,222  1,998,888  5,336,110    24.30   23.19     23.87
               -------------------------------------------------------------------------------------------------------------------
 Fund II Grand
      Total             249,334 163,275412,609100.00%  96.20%   98.50% $4,162,222 $4,733,832 $8,896,054   $16.69  $30.14    $21.89
                        ----------------------------------------------------------------------------------------------------------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1)  The properties are currently undergoing redevelopment.
(2) Fund II has also invested in the following projects: CityPoint, a redevelopment project in downtown Brooklyn, NY and Atlantic Avenue, an urban/infill investment in Brooklyn, NY. Additionally, Fund II is under contract to purchase Canarsie Plaza in Brooklyn, NY.

QUARTERLY SUPPLEMENTAL DISCLOSURE
 September 30, 2007

Fund II - New York Urban/Infill Redevelopment Properties
------------------------------------------------------------
                                                                           Total cost                   Estimated
                                                                             to date                      square
                                                                            (including Estimated  Total   footage   Estimated cost
                                        Estimated start of    Estimated     acquisition  future   project   upon    per square
      Property        Anchors/Tenants       construction       completion      cost)      cost     cost   completion   foot   Notes
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          (in
                                                                                        millions)
                                                                                       ----------
 Liberty Avenue      CVS, Storage Post      Construction
                                              completed                           $14.0      $1.0   $15.0    125,000       120   (1)
 216th Street        City of New York       Construction
                      Department of           completed
                      General Services                                             27.0         -    27.0     60,000       450
 Pelham Manor        Home Depot             Construction     2nd half 2008
  Shopping Center                             commenced                            27.5      17.5    45.0    320,000       141   (1)
 161st Street        Various New York       2nd half 2007    2nd half 2008
                      City and State
                      Agencies                                                     49.0      16.0    65.0    232,000       280
 400 East Fordham    Sears, Walgreens,      Construction     1st half 2009
  Road                Best Buy                commenced                            50.7      69.3   120.0    285,000       421
 Canarsie Plaza      Home Depot             2nd half 2007    1st half 2009         21.1      48.9    70.0    323,000       217   (2)
 Sherman Avenue      To be determined       2nd half 2007    2nd half 2009         27.5      27.5    55.0    175,000       314
 CityPoint           To be determined     To be determined                         34.0     291.0   325.0    600,000       542
 Atlantic Avenue     To be determined       2nd half 2008    2nd half 2009          7.5      15.5    23.0    110,000       209
                                                                           ---------------------------------------------------
                                                                                 $258.3    $486.7  $745.0  2,230,000      $334
                                                                           ===================================================

(1)The Fund acquired a ground lease interest at this property.

QUARTERLY SUPPLEMENTAL DISCLOSURE
 September 30, 2007


Retail Properties by Region
---------------------------
                    ------------------------------------------------------------------------------------------
                                 Gross Leasable Area                               Occupancy
                    ------------------------------------------------------------------------------------------
                      Anchors (1)       Shops          Total         Anchors         Shops          Total
                    ------------------------------------------------------------------------------------------
  Core Properties
--------------------
  New York Region           613,273        415,776      1,029,049        100.00%         94.13%         97.63%
    New England             890,812        306,033      1,196,845        100.00%         86.89%         96.65%
      Midwest               392,726        349,138        741,864         94.02%         87.01%         90.72%
    Mid-Atlantic          2,072,499        476,633      2,549,132         97.92%         74.58%         93.56%
                    ------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------
    Total Core
     Properties           3,969,310      1,547,580      5,516,890         98.32%         85.07%         94.60%
                    ------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------
 Opportunity Fund
   Properties (2)
--------------------
      Midwest               348,443         91,033        439,476         84.19%         66.72%         80.57%
    Mid-Atlantic             95,303         83,194        178,497        100.00%         84.24%         92.65%
  New York Region            15,497         96,882        112,379        100.00%         88.17%         89.80%
      Various
  (Kroger/Safeway
     Portfolio)           1,018,100              -      1,018,100        100.00%          0.00%        100.00%
                    ------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------
Total - Opportunity
   Fund Properties        1,477,343        271,109      1,748,452         96.27%         79.76%         93.71%
                    ------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------
   Redevelopment
     Properties
--------------------
      Mid West               90,400         64,435        154,835        100.00%         32.44%         71.88%
    Mid-Atlantic            146,507         70,754        217,261         89.19%         65.18%         81.37%
  New York Region           137,334         86,187        223,521        100.00%        100.00%        100.00%
                    ------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------
      Total -
   Redevelopment
     Properties             374,241        221,376        595,617         95.77%         69.21%         85.90%
                    ------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------
                                                                             Annualized Base Rent
                                 Annualized Base Rent                      per Occupied Square Foot
                    ------------------------------------------------------------------------------------------
                        Anchors         Shops          Total         Anchors         Shops         Totals
                    ------------------------------------------------------------------------------------------
  Core Properties
--------------------
  New York Region       $10,833,359    $13,565,347    $24,398,706         $17.66         $34.66         $24.29
    New England           6,755,693      3,401,939     10,157,632           8.51          12.79           9.59
      Midwest             3,247,906      5,798,820      9,046,726           8.80          19.09          13.44
    Mid-Atlantic         20,377,788      6,434,911     26,812,698          10.89          18.10          12.04
                    ------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------
    Total Core
     Properties         $41,214,746    $29,201,017    $70,415,762         $11.30         $22.18         $14.18
                    ------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------
 Opportunity Fund
   Properties (2)
--------------------
      Midwest             2,934,188        649,585      3,583,773          10.00          10.70          10.12
    Mid-Atlantic            636,207      1,121,943      1,758,150           6.68          16.01          10.63
  New York Region           475,000      3,174,263      3,649,263          30.65          37.16          36.16
      Various
  (Kroger/Safeway
     Portfolio)           7,362,811              -      7,362,811           7.23              -           7.23
                    ------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------
Total - Opportunity
   Fund Properties      $11,408,206     $4,945,791    $16,353,997          $8.02         $22.87          $9.98
                    ------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------
   Redevelopment
     Properties
--------------------
      Mid West              526,600        150,859        677,459           5.83           7.22           6.09
    Mid-Atlantic            884,310        682,973      1,567,283           6.77          14.81           8.87
  New York Region         3,337,222      1,998,888      5,336,110          24.30          23.19          23.87
                    ------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------
      Total -
   Redevelopment
     Properties          $4,748,132     $2,832,720     $7,580,852         $13.25         $18.49         $14.82
                    ------------------------------------------------------------------------------------------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
(2) Reference the "Properties - Detail" page in this supplemental report for additional information regarding the Company's percentage interest in the above individual Opportunity Fund properties.

QUARTERLY SUPPLEMENTAL DISCLOSURE
      September 30, 2007

         Retail Properties by State - Summary
-------------------------------------------------------
                              ----------------------------------------------------------------------------------------------------
                                                                         Gross Leasable Area                  Occupancy
                                                                 -----------------------------------------------------------------
                                 Ownership   Percent ofNumber of
                                             base rent properties  Anchors (2)    Shops     Total    Anchors    Shops     Total
                                     %           (1)
                              ----------------------------------------------------------------------------------------------------
       Core Properties
------------------------------
Connecticut                        75.0%        4.5%       2             179,993    43,197   223,190   100.00%    96.05%    99.24%
Delaware                           22.2%        5.5%       3             878,474   119,087   997,561    98.35%    91.21%    97.49%
Illinois                          100.0%        3.4%       2              51,692    66,475   118,167   100.00%    96.61%    98.09%
Indiana                           100.0%        4.3%       1             145,778    89,900   235,678    84.90%    90.37%    86.99%
Massachusetts                     100.0%        4.5%       2             281,366    66,796   348,162   100.00%    96.07%    99.25%
Michigan                          100.0%        4.9%       1             126,960   105,221   232,181    98.83%    96.61%    97.82%
New Jersey                         0.0%        17.0%       4             541,073   293,653   834,726   100.00%    79.15%    92.67%
New York                           0.0%        28.4%       10            735,577   320,065 1,055,642   100.00%    92.38%    97.69%
Ohio                              100.0%        2.6%       1              68,296    87,542   155,838   100.00%    64.74%    80.19%
Pennsylvania                      100.0%        8.5%       6             765,025   164,219   929,244    96.26%    69.88%    91.60%
Rhode Island                      100.0%        3.9%       1             121,892   162,825   284,717   100.00%    80.76%    89.00%
Vermont                           100.0%        3.0%       1              73,184    28,600   101,784   100.00%    84.38%    95.61%
                                             -------------------------------------------------------------------------------------
                                                                 -----------------------------------------------------------------
   Total - Core Properties                        90.4%        34      3,969,310 1,547,580 5,516,890    98.32%    85.07%    94.60%
                                             -------------------------------------------------------------------------------------
                                                                 -----------------------------------------------------------------
Opportunity Fund Properties(3)
------------------------------
Operating Properties
Illinois                                20.0%      0.3%         1        112,000         -   112,000   100.00%     0.00%   100.00%
Ohio                                    37.8%      1.7%         3        236,443    91,033   327,476    76.70%    66.72%    73.92%
Virginia                                18.9%      0.6%         1         95,303    83,194   178,497   100.00%    84.24%    92.65%
New York                                49.0%      1.5%         3         15,497    96,882   112,379   100.00%    88.17%    89.80%
Various (Kroger/Safeway
 Portfolio)                             28.3%      3.5%        25      1,018,100         - 1,018,100   100.00%     0.00%   100.00%
                                                       ---------------------------------------------------------------------------
                                                                 -----------------------------------------------------------------
  Total - Opportunity Fund
          Properties                               7.5%        33      1,477,343   271,109 1,748,452    96.27%    79.76%    93.71%
                                             -------------------------------------------------------------------------------------
                                                                 -----------------------------------------------------------------
   Redevelopment Properties
------------------------------
Michigan                                18.9%      0.2%         1         90,400    64,435   154,835   100.00%    32.44%    71.88%
New York                                19.2%      1.7%         5        137,334    86,187   223,521   100.00%   100.00%   100.00%
South Carolina                           7.6%      0.2%         1        146,507    70,754   217,261    89.19%    65.18%    81.37%
                                                       ---------------------------------------------------------------------------
                                                                 -----------------------------------------------------------------
    Total - Redevelopment
          Properties                               2.1%         7        374,241   221,376   595,617    95.77%    69.21%    85.90%
                                             -------------------------------------------------------------------------------------
                                                 100.0%        74
                                             ====================

                              ------------------------------------------------------------------------------------------
                                                                                          Annualized Base Rent
                                             Annualized Base Rent                       per Occupied Square Foot
                              ------------------------------------------------------------------------------------------
                                  Anchors         Shops            Total            Anchors         Shops       Totals
                              ------------------------------------------------------------------------------------------
       Core Properties
------------------------------
Connecticut                        $2,334,621       $689,923          $3,024,544         $28.23         $16.63    $24.36
Delaware                           12,999,086      2,840,650          15,839,735          15.05          26.15     16.29
Illinois                              225,436      1,790,525           2,015,961           4.36          27.88     17.39
Indiana                             1,231,402      1,318,457           2,549,859           9.95          16.23     12.44
Massachusetts                       1,964,975        742,184           2,707,159           6.98          11.57      7.83
Michigan                              988,349      1,958,349           2,946,698           7.88          19.26     12.97
New Jersey                          6,272,333      4,354,681          10,627,014          11.59          18.74     13.74
New York                            8,745,764     11,248,820          19,994,584          11.89          38.04     19.39
Ohio                                  802,719        731,489           1,534,208          11.75          12.91     12.28
Pennsylvania                        3,396,829      1,669,285           5,066,114           5.87          14.55      7.30
Rhode Island                          935,920      1,372,082           2,308,002           7.68          10.43      9.11
Vermont                             1,317,312        484,572           1,801,884          18.00          20.08     18.52
                              ------------------------------------------------------------------------------------------
                              ------------------------------------------------------------------------------------------
   Total - Core Properties        $41,214,746    $29,201,017         $70,415,762         $11.30         $22.18    $14.18
                              ------------------------------------------------------------------------------------------
                              ------------------------------------------------------------------------------------------
Opportunity Fund Properties(3)
------------------------------
Operating Properties
Illinois                             $825,000             $-            $825,000          $7.37             $-     $7.37
Ohio                                2,109,188        649,585           2,758,773          11.63          10.70     11.40
Virginia                              636,207      1,121,943           1,758,150           6.68          16.01     10.63
New York                              475,000      3,174,263           3,649,263          30.65          37.16     36.16
Various (Kroger/Safeway
 Portfolio)                         7,362,811              -           7,362,811           7.23              -      7.23
                              ------------------------------------------------------------------------------------------

                              ------------------------------------------------------------------------------------------
  Total - Opportunity Fund
          Properties              $11,408,206     $4,945,791         $16,353,997          $8.02         $22.87     $9.98
                              ------------------------------------------------------------------------------------------
                              ------------------------------------------------------------------------------------------
   Redevelopment Properties
------------------------------
Michigan                             $526,600       $150,859            $677,459          $5.83          $7.22     $6.09
New York                            3,337,222      1,998,888           5,336,110          24.30          23.19     23.87
South Carolina                        884,310        682,973           1,567,283           6.77          14.81      8.87
                              ------------------------------------------------------------------------------------------
                              ------------------------------------------------------------------------------------------
    Total - Redevelopment
          Properties               $4,748,132     $2,832,720          $7,580,852         $13.25         $18.49    $14.82
                              ------------------------------------------------------------------------------------------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.

(2) Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

(3) Reference the "Properties - Detail" page in this supplemental report for additional information regarding the Company's percentage interest in the above individual Opportunity Fund properties.

QUARTERLY SUPPLEMENTAL DISCLOSURE
 September 30, 2007
Retail Properties - Detail
---------------------------------

                                           Gross Leasable Area                               Occupancy
                              ------------------------------------------------------------------------------------------
                                  Anchors         Shops          Total         Anchors         Shops          Total
                              ------------------------------------------------------------------------------------------
CORE PROPERTIES:     Acadia's
                     interest
                    ----------
  New York Region
--------------------
Connecticut
--------------------
239 Greenwich
 Avenue(1)            75.0%            16,834              -         16,834        100.00%              -        100.00%
                              ------------------------------------------------------------------------------------------
New Jersey
--------------------
Elmwood Park
 Shopping Center      100.0%           62,610         86,881        149,491        100.00%        100.00%        100.00%
A & P Shopping Plaza  60.0%            49,463         13,445         62,908        100.00%        100.00%        100.00%
                              ------------------------------------------------------------------------------------------
 Total - New Jersey                   112,073        100,326        212,399        100.00%        100.00%        100.00%
                              ------------------------------------------------------------------------------------------
New York
--------------------
Village Commons
 Shopping Center      100.0%           16,125         71,044         87,169        100.00%         97.85%         98.25%
Branch Plaza          100.0%           74,050         51,701        125,751        100.00%         96.79%         98.68%
Amboy Road            100.0%           46,964         13,126         60,090        100.00%        100.00%        100.00%
Bartow Avenue         100.0%                -         14,676         14,676              -         86.79%         86.79%
Pacesetter Park
 Shopping Center      100.0%           52,052         44,646         96,698        100.00%         85.77%         93.43%
2914 Third Avenue     100.0%           43,500              -         43,500        100.00%              -        100.00%
West Shore
 Expressway           100.0%           51,494              -         51,494        100.00%              -        100.00%
West 54th Street      100.0%                -          9,814          9,814          0.00%         72.76%         72.76%
Crossroads Shopping
 Center               49.0%           200,181        110,443        310,624        100.00%         90.73%         96.70%
                              ------------------------------------------------------------------------------------------
  Total - New York                    484,366        315,450        799,816        100.00%         92.27%         96.95%
                              ------------------------------------------------------------------------------------------
 Total - New York
       Region                         613,273        415,776      1,029,049        100.00%         94.13%         97.63%
                              ------------------------------------------------------------------------------------------

    New England
--------------------
Connecticut
--------------------
Town Line Plaza(2)    100.0%          163,159         43,197        206,356        100.00%         96.05%         99.17%
                              ------------------------------------------------------------------------------------------
Massachusetts
--------------------
Methuen Shopping
 Center               100.0%          124,381          5,640        130,021        100.00%        100.00%        100.00%
Crescent Plaza        100.0%          156,985         61,156        218,141        100.00%         95.71%         98.80%
                              ------------------------------------------------------------------------------------------
      Total -
    Massachusetts                     281,366         66,796        348,162        100.00%         96.07%         99.25%
                              ------------------------------------------------------------------------------------------
New York
--------------------
New Loudon Center     100.0%          251,211          4,615        255,826        100.00%        100.00%        100.00%
                              ------------------------------------------------------------------------------------------
Rhode Island
--------------------
Walnut Hill Plaza     100.0%          121,892        162,825        284,717        100.00%         80.76%         89.00%
                              ------------------------------------------------------------------------------------------
Vermont
--------------------
The Gateway Shopping
 Center               100.0%           73,184         28,600        101,784        100.00%         84.38%         95.61%
                              ------------------------------------------------------------------------------------------
Total - New England
       Region                         890,812        306,033      1,196,845        100.00%         86.89%         96.65%
                              ------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                                                             Annualized Base Rent
                                Annualized Base Rent                       per Occupied Square Foot
                    ------------------------------------------------------------------------------------------
                        Anchors         Shops          Total         Anchors         Shops          Total
                    ------------------------------------------------------------------------------------------
CORE PROPERTIES:

  New York Region
--------------------
Connecticut
--------------------
239 Greenwich
 Avenue(1)               $1,397,621             $-     $1,397,621         $83.02             $-         $83.02
                    ------------------------------------------------------------------------------------------
New Jersey
--------------------
Elmwood Park
 Shopping Center          1,390,460      2,076,720      3,467,180          22.21          23.90          23.19
A & P Shopping Plaza        900,000        352,985      1,252,985          18.20          26.25          19.92
                    ------------------------------------------------------------------------------------------
 Total - New Jersey       2,290,460      2,429,705      4,720,165          20.44          24.22          22.22
                    ------------------------------------------------------------------------------------------
New York
--------------------
Village Commons
 Shopping Center            274,125      2,026,134      2,300,259          17.00          29.15          26.86
Branch Plaza              1,111,040      1,355,082      2,466,122          15.00          27.08          19.87
Amboy Road                1,012,015        525,936      1,537,951          21.55          40.07          25.59
Bartow Avenue                     -        401,429        401,429              -          31.51          31.51
Pacesetter Park
 Shopping Center            372,562        731,559      1,104,121           7.16          19.10          12.22
2914 Third Avenue           844,000              -        844,000          19.40              -          19.40
West Shore
 Expressway               1,265,000              -      1,265,000          24.57              -          24.57
West 54th Street                  -      2,345,221      2,345,221              -         328.41         328.41
Crossroads Shopping
 Center                   2,266,536      3,750,281      6,016,817          11.32          37.43          20.03
                    ------------------------------------------------------------------------------------------
  Total - New York        7,145,278     11,135,642     18,280,920          14.75          38.26          23.58
                    ------------------------------------------------------------------------------------------
 Total - New York
       Region            10,833,359     13,565,347     24,398,706          17.66          34.66          24.29
                    ------------------------------------------------------------------------------------------

    New England
--------------------
Connecticut
--------------------
Town Line Plaza(2)          937,000        689,923      1,626,923          14.23          16.63          15.16
                    ------------------------------------------------------------------------------------------
Massachusetts
--------------------
Methuen Shopping
 Center                     845,889        112,800        958,689           6.80          20.00           7.37
Crescent Plaza            1,119,086        629,384      1,748,470           7.13          10.75           8.11
                    ------------------------------------------------------------------------------------------
      Total -
    Massachusetts         1,964,975        742,184      2,707,159           6.98          11.57           7.83
                    ------------------------------------------------------------------------------------------
New York
--------------------
New Loudon Center         1,600,486        113,178      1,713,664           6.37          24.52           6.70
                    ------------------------------------------------------------------------------------------
Rhode Island
--------------------
Walnut Hill Plaza           935,920      1,372,082      2,308,002           7.68          10.43           9.11
                    ------------------------------------------------------------------------------------------
Vermont
--------------------
The Gateway Shopping
 Center                   1,317,312        484,572      1,801,884          18.00          20.08          18.52
                    ------------------------------------------------------------------------------------------
Total - New England
       Region             6,755,693      3,401,939     10,157,632           8.51          12.79           9.59
                    ------------------------------------------------------------------------------------------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1) 239 Greenwich Avenue contains 16,834 square feet of retail GLA and 21 residential units encompassing 14,434 square feet. Residential activities are not included above.
(2) Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.


CORE PROPERTIES      Acadia's
 (continued):
                     interest
                    ----------
      Midwest
--------------------
Illinois
--------------------
Hobson West Plaza     100.0%           51,692         47,210         98,902        100.00%         95.22%         97.72%
Clark Diversey        100.0%                -         19,265         19,265              -        100.00%        100.00%
                              ------------------------------------------------------------------------------------------
  Total - Illinois                     51,692         66,475        118,167        100.00%         96.61%         98.09%
                              ------------------------------------------------------------------------------------------
Indiana
--------------------
Merrillville Plaza    100.0%          145,778         89,900        235,678         84.90%         90.37%         86.99%

Michigan
--------------------
Bloomfield Towne
 Square               100.0%          126,960        105,221        232,181         98.83%         96.61%         97.82%

Ohio
--------------------
Mad River Station(1)  100.0%           68,296         87,542        155,838        100.00%         64.74%         80.19%
                              ------------------------------------------------------------------------------------------
  Total - Midwest
       Region                         392,726        349,138        741,864         94.02%         87.01%         90.72%
                              ------------------------------------------------------------------------------------------
    Mid-Atlantic
--------------------
New Jersey
--------------------
Marketplace of
 Absecon              100.0%           58,031         47,104        105,135        100.00%         89.51%         95.30%
Ledgewood Mall        100.0%          370,969        146,223        517,192        100.00%         61.51%         89.12%
                              ------------------------------------------------------------------------------------------
 Total - New Jersey                   429,000        193,327        622,327        100.00%         68.33%         90.16%
                              ------------------------------------------------------------------------------------------
Delaware
--------------------
Brandywine Town
 Center               22.2%           839,624         35,284        874,908         98.27%         98.68%         98.29%
Market Square
 Shopping Center      22.2%            38,850         63,812        102,662        100.00%         84.33%         90.26%
Naamans Road - Core   22.2%                 -         19,991         19,991          0.00%        100.00%        100.00%
                              ------------------------------------------------------------------------------------------
  Total - Delaware                    878,474        119,087        997,561         98.35%         91.21%         97.49%
                              ------------------------------------------------------------------------------------------
Pennsylvania
--------------------
Blackman Plaza        100.0%          112,051         13,213        125,264        100.00%         28.97%         92.51%
Mark Plaza            100.0%          157,595         58,806        216,401        100.00%         74.32%         93.02%
Plaza 422             100.0%          132,845         22,304        155,149         78.47%         13.45%         69.12%
Route 6 Plaza         100.0%          146,498         29,007        175,505        100.00%         86.21%         97.72%
Chestnut Hill (2)     100.0%           31,420          9,150         40,570        100.00%        100.00%        100.00%
Abington Towne
 Center (3)           100.0%          184,616         31,739        216,355        100.00%         94.75%         99.23%
                              ------------------------------------------------------------------------------------------
Total - Pennsylvania                  765,025        164,219        929,244         96.26%         69.88%         91.60%
                              ------------------------------------------------------------------------------------------
Total - Mid-Atlantic
       Region                       2,072,499        476,633      2,549,132         97.92%         74.58%         93.56%
                              ------------------------------------------------------------------------------------------
                              ------------------------------------------------------------------------------------------
   Total - Core
     Properties                     3,969,310      1,547,580      5,516,890         98.32%         85.07%         94.60%
                              ------------------------------------------------------------------------------------------
                              ------------------------------------------------------------------------------------------
  Total - Core
  Properties -
weighted based on
ownership interest(4)               3,159,947      1,393,250      4,553,197         98.25%         84.38%         94.00%

      Midwest
--------------------
Illinois
--------------------
Hobson West Plaza          $225,436       $986,659     $1,212,095          $4.36         $21.95         $12.54
Clark Diversey                    -        803,866        803,866              -          41.73          41.73
                    ------------------------------------------------------------------------------------------
  Total - Illinois          225,436      1,790,525      2,015,961           4.36          27.88          17.39
                    ------------------------------------------------------------------------------------------
Indiana
--------------------
Merrillville Plaza        1,231,402      1,318,457      2,549,859           9.95          16.23          12.44

Michigan
--------------------
Bloomfield Towne
 Square                     988,349      1,958,349      2,946,698           7.88          19.26          12.97

Ohio
--------------------
Mad River Station
 (1)                        802,719        731,489      1,534,208          11.75          12.91          12.28
                    ------------------------------------------------------------------------------------------
  Total - Midwest
       Region             3,247,906      5,798,820      9,046,726           8.80          19.09          13.44
                    ------------------------------------------------------------------------------------------
    Mid-Atlantic
--------------------
New Jersey
--------------------
Marketplace of
 Absecon                    984,014        667,620      1,651,634          16.96          15.83          16.48
Ledgewood Mall            2,997,859      1,257,356      4,255,215           8.08          13.98           9.23
                    ------------------------------------------------------------------------------------------
 Total - New Jersey       3,981,873      1,924,976      5,906,849           9.28          14.57          10.53
                    ------------------------------------------------------------------------------------------
Delaware
--------------------
Brandywine Town
 Center                  12,452,536        586,393     13,038,928          15.09          16.84          15.16
Market Square
 Shopping Center            546,550      1,376,250      1,922,800          14.07          25.57          20.75
Naamans Road - Core               -        878,007        878,007              -          43.92          43.92
                    ------------------------------------------------------------------------------------------
  Total - Delaware       12,999,086      2,840,650     15,839,735          15.05          26.15          16.29
                    ------------------------------------------------------------------------------------------
Pennsylvania
--------------------
Blackman Plaza              268,519         20,400        288,919           2.40           5.33           2.49
Mark Plaza                  652,095        340,076        992,171           4.14           7.78           4.93
Plaza 422                   407,520         36,500        444,020           3.91          12.17           4.14
Route 6 Plaza               806,351        277,080      1,083,431           5.50          11.08           6.32
Chestnut Hill (2)           992,344        300,028      1,292,372          31.58          32.79          31.86
Abington Towne
 Center (3)                 270,000        695,201        965,201          10.00          23.12          16.91
                    ------------------------------------------------------------------------------------------
Total - Pennsylvania      3,396,829      1,669,285      5,066,114           5.87          14.55           7.30
                    ------------------------------------------------------------------------------------------
Total - Mid-Atlantic
       Region            20,377,788      6,434,911     26,812,698          10.89          18.10          12.04
                    ------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------
   Total - Core
     Properties         $41,214,746    $29,201,017    $70,415,762         $11.30         $22.18         $14.18
                    ------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------
  Total - Core
  Properties -
weighted based on
ownership interest(4)   $29,238,718    $24,937,722    $54,176,440          $9.42         $21.21         $12.66


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1)  The GLA for this property includes 28,205 square feet of office space.
(2)  This consists of two separate buildings.
(3) Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
(4)  Weighted based on Acadia's ownership interest in the properties.


OPPORTUNITY FUND
 PROPERTIES:         Acadia's
                     interest
                    ----------
 FUND I Properties
--------------------
Ohio
--------------------
Amherst Marketplace
 (4)                  37.8%            76,737          3,208         79,945        100.00%        100.00%        100.00%
Granville Centre      37.8%            90,047         44,950        134,997         38.81%         46.74%         41.45%
Sheffield Crossing
 (4)                  37.8%            69,659         42,875        112,534        100.00%         85.17%         94.35%
                              ------------------------------------------------------------------------------------------
  Total - Midwest
       Region                         236,443         91,033        327,476         76.70%         66.72%         73.92%
                              ------------------------------------------------------------------------------------------
Virginia
--------------------
Haygood Shopping
 Center (1)           18.9%            95,303         83,194        178,497        100.00%         84.24%         92.65%
                              ------------------------------------------------------------------------------------------
Total - Mid-Atlantic
       Region                          95,303         83,194        178,497        100.00%         84.24%         92.65%
                              ------------------------------------------------------------------------------------------
New York
--------------------
Tarrytown Shopping
 Center               37.8%            15,497         19,794         35,291        100.00%         73.44%         85.10%
                              ------------------------------------------------------------------------------------------
 Total - New York
       Region                          15,497         19,794         35,291        100.00%         73.44%         85.10%
                              ------------------------------------------------------------------------------------------
  Various Regions
--------------------
Kroger/Safeway
 Portfilio (2)        28.3%         1,018,100              -      1,018,100        100.00%              -        100.00%
                              ------------------------------------------------------------------------------------------

  Total - Fund I
     Properties                     1,365,343        194,021      1,559,364         95.96%         74.92%         93.35%
                              ------------------------------------------------------------------------------------------
 FUND II Properties
--------------------
Illinois
--------------------
Oakbrook              20.0%           112,000              -        112,000        100.00%              -        100.00%
                              ------------------------------------------------------------------------------------------
  Total - Midwest
       Region                         112,000              -        112,000        100.00%              -        100.00%
                              ------------------------------------------------------------------------------------------
New York
--------------------
Liberty Avenue        19.2%                 -         17,088         17,088          0.00%         63.67%         63.67%
216th Street          19.2%                 -         60,000         60,000          0.00%        100.00%        100.00%
                              ------------------------------------------------------------------------------------------
 Total - New York
       Region                               -         77,088         77,088          0.00%         91.95%         91.95%
                              ------------------------------------------------------------------------------------------
  Total - Fund II
     Properties                       112,000         77,088        189,088        100.00%         91.95%         96.72%
                              ------------------------------------------------------------------------------------------
                              ------------------------------------------------------------------------------------------
Total - Opportunity Fund
 Operating Properties               1,477,343        271,109      1,748,452         96.27%         79.76%         93.71%
                              ------------------------------------------------------------------------------------------
                              ------------------------------------------------------------------------------------------
Core & Opportunity Fund -
 Operating Properties
weighted based on ownership
 interest                           3,584,011      1,465,637      5,049,648         97.88%         83.98%         93.84%
                              ------------------------------------------------------------------------------------------
REDEVELOPMENT
 PROPERTIES
                              ------------------------------------------------------------------------------------------
Sterling Heights
 Shopping Center -
 Fund I (1)           18.9%            90,400         64,435        154,835        100.00%         32.44%         71.88%
Hitchcock Plaza -
 Fund I (3)            7.6%           146,507         70,754        217,261         89.19%         65.18%         81.37%
400 East Fordham
 Road - Fund II       19.2%                 -              -              -              -              -              -
Pelham Manor
 Shopping Plaza -
 Fund II              19.2%                 -              -              -              -              -              -
Sherman Avenue at
 Broadway - Fund II   19.2%                 -              -              -              -              -              -
161st Street - Fund
 II                   19.2%           137,334         86,187        223,521        100.00%        100.00%        100.00%
                              ------------------------------------------------------------------------------------------
                              ------------------------------------------------------------------------------------------
Total -
 Redevelopment
 Properties                           374,241        221,376        595,617         95.77%         69.21%         85.90%

OPPORTUNITY FUND
 PROPERTIES:

 FUND I Properties
--------------------
Ohio
--------------------
Amherst Marketplace
 (4)                       $851,195        $38,472       $889,667         $11.09         $11.99         $11.13
Granville Centre            450,336        212,750        663,086          12.88          10.13          11.85
Sheffield Crossing
 (4)                        807,657        398,363      1,206,020          11.59          10.91          11.36
                    ------------------------------------------------------------------------------------------
  Total - Midwest
       Region             2,109,188        649,585      2,758,773          11.63          10.69          11.40
                    ------------------------------------------------------------------------------------------
Virginia
--------------------
Haygood Shopping
 Center (1)                 636,207      1,121,943      1,758,150           6.68          16.01          10.63
                    ------------------------------------------------------------------------------------------
Total - Mid-Atlantic
       Region               636,207      1,121,943      1,758,150           6.68          16.01          10.63
                    ------------------------------------------------------------------------------------------
New York
--------------------
Tarrytown Shopping
 Center                     475,000        439,319        914,319          30.65          30.22          30.44
                    ------------------------------------------------------------------------------------------
 Total - New York
       Region               475,000        439,319        914,319          30.65          30.22          30.44
                    ------------------------------------------------------------------------------------------
  Various Regions
--------------------
Kroger/Safeway
 Portfilio (2)            7,362,811              -      7,362,811           7.23              -           7.23
                    ------------------------------------------------------------------------------------------
  Total - Fund I
     Properties          10,583,206      2,210,847     12,794,053           8.08          15.21           8.79
                    ------------------------------------------------------------------------------------------
 FUND II Properties
--------------------
Illinois
--------------------
Oakbrook                    825,000              -        825,000           7.37              -           7.37
                    ------------------------------------------------------------------------------------------
  Total - Midwest
       Region               825,000              -        825,000           7.37              -           7.37
                    ------------------------------------------------------------------------------------------

New York
--------------------
Liberty Avenue                    -        394,944        394,944              -          36.30          36.30
216th Street                      -      2,340,000      2,340,000              -          39.00          39.00
                    ------------------------------------------------------------------------------------------
 Total - New York
       Region                     -      2,734,944      2,734,944              -          38.59          38.59
                    ------------------------------------------------------------------------------------------
  Total - Fund II
     Properties             825,000      2,734,944      3,559,944              -          38.59          19.47
                    ------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------
                        $11,408,206     $4,945,791    $16,353,997          $8.02         $22.87          $9.98
                    ------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------
                        $32,586,456    $26,086,154    $58,672,610          $9.29         $21.19         $12.38
                    ------------------------------------------------------------------------------------------
REDEVELOPMENT
 PROPERTIES
                    ------------------------------------------------------------------------------------------
Sterling Heights
 Shopping Center -
 Fund I (1)                $526,600       $150,859       $677,459          $5.83          $7.22          $6.09
Hitchcock Plaza -
 Fund I (3)                 884,310        682,973      1,567,283           6.77          14.81           8.87
400 East Fordham
 Road - Fund II                   -              -              -              -              -              -
Pelham Manor
 Shopping Plaza -
 Fund II                          -              -              -              -              -              -
Sherman Avenue at
 Broadway - Fund II               -              -              -              -              -              -
161st Street - Fund
 II                       3,337,222      1,998,888      5,336,110          24.30          23.19          23.87
                    ------------------------------------------------------------------------------------------
                    ------------------------------------------------------------------------------------------
Total -
 Redevelopment
 Properties              $4,748,132     $2,832,720     $7,580,852         $13.25         $18.49         $14.82


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1)  Fund Ihas a 50% interest in these properties.
(2) Fund I portfolio of 25 triple-net, anchor-only leases with Kroger and Safeway supermarkets.
(3)  Fund I has a 20% interest in the property.
(4)  Amherst Marketplace and Sheffield Crossing are under contract for sale.

QUARTERLY SUPPLEMENTAL DISCLOSURE
    September 30, 2007

                                Cash (2)  GAAP (3)   Cash (2)  GAAP (3)   Cash (2)  GAAP (3)   Cash (2)  GAAP (3)
                                   Year-to-Date        3 months ended       3 months ended       3 months ended      Year ended
  New and Renewal Rent Spreads                                                                                      December 31,
               (1)              September 30, 2007   September 30, 2007     June 30, 2007        March 31, 2007          2006
  ------------------------------------------------- -------------------- -------------------- -------------------- ---------------
  New leases
  Number of new leases
   commencing                          19        19          5         5          6         6          8         8              18
  GLA                              71,791    71,791     38,886    38,886     17,234    17,234     15,671    15,671          73,273
  New base rent                    $22.03    $23.97     $18.35    $19.97     $25.94    $27.96     $26.84    $29.53          $15.30
  Previous base rent (and
   percentage rent)                $15.14    $14.97     $10.74    $10.27     $15.81    $15.99     $25.33    $25.49          $11.19
  Percentage growth in base
   rent                             45.5%     60.2%      70.9%     94.4%      64.1%     74.9%       6.0%     15.8%           36.7%
  Average cost per square foot     $26.96    $26.96     $27.62    $27.62     $40.13    $40.13     $10.85    $10.85          $13.52

  Renewal leases
  Number of renewal leases
   commencing                          37        37         11        11          9         9         17        17              47
  GLA expiring                    266,457   266,457     47,434    47,434    119,549   119,549     99,474    99,474         287,107
  Renewal percentage                  71%       71%        78%       78%        57%       57%        84%       84%             71%
  New base rent                    $13.93    $14.32     $16.43    $16.97     $10.67    $10.99     $15.48    $15.85          $15.25
  Expiring base rent (and
   percentage rent)                $12.87    $12.51     $15.10    $14.80     $10.19     $9.70     $14.07    $13.79          $13.60
  Percentage growth in base
   rent                              8.2%     14.4%       8.8%     14.7%       4.7%     13.3%      10.0%     14.9%           12.2%
  Average cost per square foot      $0.00     $0.00      $0.00     $0.00      $0.00     $0.00      $0.00     $0.00           $0.00

  Total new and renewal Leases
  Number of new and renewal
   leases commencing                   56        56         16        16         15        15         25        25              65
  GLA commencing                  260,925   260,925     75,885    75,885     85,377    85,377     99,663    99,663         277,032
  New base rent                    $16.16    $16.98     $17.41    $18.51     $13.75    $14.42     $17.27    $18.00          $15.27
  Expiring base rent (and
   percentage rent)                $13.50    $13.19     $12.87    $12.48     $11.32    $10.97     $15.84    $15.63          $12.96
  Percentage growth in base
   rent                             19.7%     28.7%      35.4%     48.3%      21.4%     31.4%       9.0%     15.2%           17.8%
  Average cost per square foot      $7.42     $7.42     $14.15    $14.15      $8.10     $8.10      $1.71     $1.71           $3.57


(1) Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects.
(2) Rents have not been calculated on a straight line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.
(3)  Rents are calculated on a straight-line basis.

QUARTERLY SUPPLEMENTAL DISCLOSURE
September 30, 2007

Top Tenants - Ranked by Annualized Base Rent
(Combined basis - Includes pro-rata share of GLA and rent for JV properties)

                                                       Core Portfolio                       Opportunity Funds (2)
                                   --------------------------------------------------------------------------------
                                       Wholly Owned                      Joint Ventures
                                   --------------------               --------------------
                         Number of
                          stores in                                             Annualized
                          combined                     Annualized Base           Base Rent          Annualized Base
Ranking   Retail Tenant   portfolio     Total GLA          Rent (1)   Total GLA     (1)   Total GLA     Rent (1)
-------------------------------------------------------------------------------------------------------------------

   1    Albertson's          4                  220,625     $3,012,896         -        $-         -             $-
          -- Shaw's          3                  175,801      2,358,192         -         -         -              -
          -- Acme            1                   44,824        654,704         -         -         -              -

   2    A&P (Waldbaum's)     4                  149,729      2,566,284    18,722   246,960         -              -
          --
           A&P/Waldbaum's    4                  149,729      2,566,284    18,722   246,960         -              -

   3    T.J. Maxx            8                  230,627      1,765,051     6,972    88,189         -              -
          -- T.J. Maxx       4                   88,200        726,300     6,972    88,189         -              -
          -- Marshalls       3                  102,781        731,494         -         -         -              -
          -- Homegoods       1                   39,646        307,257         -         -         -              -

   4    Sears                5                  390,270      1,355,279    49,355   277,463         -              -
          -- Kmart           4                  329,570      1,097,279    49,355   277,463         -              -
          -- Sears           1                   60,700        258,000         -         -         -              -

   5    Wal-Mart             2                  210,114      1,515,409         -         -         -              -

   6    Ahold                2                  117,911      1,299,264         -         -         -              -
          -- Stop and
           Shop              2                  117,911      1,299,264         -         -         -              -

   7    Home Depot           2                  211,003      1,009,646         -         -         -              -

   8    Pathmark             1                   47,773        955,460         -         -         -              -

   9    Price Chopper        1                   77,450        804,059         -         -         -              -

        Restoration
   10    Hardware            1                    9,220        780,864         -         -         -              -

   11   Kroger(5)            12                       -              -         -         -   156,069      1,046,225
   12   Safeway (6)          13                       -              -         -         -   132,409      1,040,028
   13   Circuit City         2                   59,278        949,921         -         -         -              -
   14   Sleepy's             5                   35,745        683,429         -         -         -              -
        Federated
         Department
   15    Stores (Macy's)     1                   73,349        651,245         -         -         -              -
        Payless
   16    Shoesource          9                   26,225        484,590     1,514    52,994       952         10,473
   17   CVS                  4                   28,600        482,939         -         -     3,967         59,504
        Limited Brands -
   18    Express             1                   12,882        510,344         -         -         -              -
   19   JC Penney            1                   50,000        495,000         -         -         -              -
   20   Borders Books        1                   18,538        482,000         -         -         -              -
                         ------------------------------------------------------------------------------------------
              Total          79               1,969,339     19,803,680    76,563   665,606   293,397      2,156,230
                         ==========================================================================================

                                                            Percentage of Total
                                    Combined            Represented by Retail Tenant
                         ------------------------------------------------------------
                                                                                                     Average Gross
                                   Annualized Base RentTotal PortfolioAnnualized BaseAverage Sales  Occupancy Cost
Ranking   Retail Tenant  Total GLA          (1)             GLA(3)        Rent (3)    (per sq. ft.)       (4)
-------------------------------------------------------------------------------------------------------------------
   1    Albertson's         220,625          $3,012,896           4.8%           5.4%
          -- Shaw's         175,801           2,358,192           3.8%           4.3%           416            3.1%
          -- Acme            44,824             654,704           1.0%           1.2%           270            7.3%

   2    A&P (Waldbaum's)    168,451           2,813,244           3.6%           5.1%
          --
           A&P/Waldbaum's   168,451           2,813,244           3.6%           5.1%           351            5.8%

   3    T.J. Maxx           237,599           1,853,240           5.1%           3.3%
          -- T.J. Maxx       95,172             814,489           2.1%           1.5%           274            4.1%
          -- Marshalls      102,781             731,494           2.2%           1.3%           188            6.0%
          -- Homegoods       39,646             307,257           0.9%           0.6%           153            6.3%

   4    Sears               439,625           1,632,742           9.5%           2.9%
          -- Kmart          378,925           1,374,742           8.2%           2.5%           198            4.0%
          -- Sears           60,700             258,000           1.3%           0.5%           215            2.8%

   5    Wal-Mart            210,114           1,515,409           4.5%           2.7%           293            3.6%

   6    Ahold               117,911           1,299,264           2.6%           2.3%
          -- Stop and
           Shop             117,911           1,299,264           2.6%           2.3%           353            3.6%

   7    Home Depot          211,003           1,009,646           4.6%           1.8%             -               -

   8    Pathmark             47,773             955,460           1.0%           1.7%             -               -

   9    Price Chopper        77,450             804,059           1.7%           1.5%           674            1.9%

        Restoration
   10    Hardware             9,220             780,864           0.2%           1.4%           495           16.6%

   11   Kroger(5)           156,069           1,046,225           3.4%           1.9%             -               -
   12   Safeway (6)         132,409           1,040,028           2.9%           1.9%             -               -
   13   Circuit City         59,278             949,921           1.3%           1.7%             -               -
   14   Sleepy's             35,745             683,429           0.8%           1.2%             -               -
        Federated
         Department
   15    Stores (Macy's)     73,349             651,245           1.6%           1.2%           210            6.7%
        Payless
   16    Shoesource          28,691             548,057           0.6%           1.0%             -               -
   17   CVS                  32,567             542,443           0.7%           1.0%           495            4.4%
        Limited Brands -
   18    Express             12,882             510,344           0.3%           0.9%             -               -
   19   JC Penney            50,000             495,000           1.1%           0.9%           206            6.5%
   20   Borders Books        18,538             482,000           0.4%           0.9%             -               -
                         ------------------------------------------------------------
              Total       2,339,299          22,625,516          50.6%          40.8%
                         ============================================================

(1) Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after the date of this report.
(2) Includes Funds I and II. The above amounts represent the Company's pro-rata share of square footage and rent.
(3) Represents total GLA and annualized base rent for the Company's retail properties including its pro-rata share of joint venture properties.
(4) Occupancy cost = Gross rents (base rent, percentage rent and expense reimbursements) divided by sales. * indicates not all locations are required to report sales. Amount is left blank if the tenant is not required to report sales at any of the locations.
(5) Kroger has sub-leased 4 of these locations to supermarket tenants, 2 locations to a non-supermarket tenant and ceased operations at one other location.
(6) Safeway has sub-leased 7 of these locations to supermarket tenants, 1 location to a non-supermarket tenant and ceased operations at one other location.

QUARTERLY SUPPLEMENTAL DISCLOSURE
      September 30, 2007

                  Anchor Detail
          ------------------------------
-------------------------------------------------------------------------------------------------------------------
                                                                          Annual         Annual
               Property/Tenant Name         Square          Lease          Base           Base
                 (Type of Center)           Footage      Expiration        Rent         Rent PSF        Options
-------------------------------------------------------------------------------------------------------------------
THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
(The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)


Retail Anchor Properties- Core Portfilio
----------------------------------------
New York Region
----------------------------------------
 Connecticut
 ---------------------------------------
  239 Greenwich Ave., Greenwich
          Coach                                   4,541      1/31/2016        356,469          78.50(1) 5 Year
          Restoration Hardware                   12,293      9/30/2014      1,041,152          84.69(2) 5 Years
                                        ---------------               ------------------------------
                  Property total                 16,834                     1,397,621          83.02
                                        ---------------               ------------------------------
 New Jersey
 ---------------------------------------
  Elmwood Park Shopping Center, Elmwood
   Park
          Walgreens                              14,837      5/31/2022        435,000          29.32(8) 5 Year
          Pathmark                               47,773     11/30/2017        955,460          20.00(7) 5 Year
                                        ---------------               ------------------------------
                  Property total                 62,610                     1,390,460          22.21
                                        ---------------               ------------------------------
  A&P Shopping Plaza
          A&P                                    49,463     10/26/2024        900,000          18.20(9) 5 Year
                                        ---------------               ------------------------------
                  Property total                 49,463                       900,000          18.20
                                        ---------------               ------------------------------
 New York
 ---------------------------------------
  Village Commons Shopping Center
          Daffy's                                16,125       1/7/2008        274,125          17.00(4) 5 Year
                                        ---------------               ------------------------------
                  Property total                 16,125                       274,125          17.00
                                        ---------------               ------------------------------
  Branch Plaza
          CVS                                    11,050      5/31/2010        190,076          17.20              -
          A&P                                    63,000     11/30/2013        920,964          14.62(3) 5 Year
                                        ---------------               ------------------------------
                 Property Total:                 74,050                     1,111,040          15.00
                                        ---------------               ------------------------------
  Amboy Shopping Center
          Waldbaum's (A&P)                       37,266       7/6/2028        745,320          20.00              -
          Duane Reed                              9,698      8/31/2008        266,694          27.50(2) 5 Year
                                        ---------------               ------------------------------
                  Property total                 46,964                     1,012,014          21.55
                                        ---------------               ------------------------------
  Pacesetter Park Shopping Center,
   Pomona
          Stop & Shop (Ahold)                    52,052      8/31/2020        372,562           7.16(2) 10 Year
                                        ---------------               ------------------------------
                  Property total                 52,052                       372,562           7.16
                                        ---------------               ------------------------------
  2914 Third Avenue
          Dr. J's                                33,500      1/31/2021        700,000          20.90
          Other                                  10,000                       144,000          14.40
                                        ---------------               ------------------------------
                  Property total                 43,500                       844,000          19.40
                                        ---------------               ------------------------------
  LA Fitness, Staten Island
          LA Fitness                             51,494      1/31/2021      1,265,000          24.57
                                        ---------------               ------------------------------
                                                 51,494                     1,265,000          24.57
                                        ---------------               ------------------------------
  Crossroads Shopping Center, White
   Plains (49% jv)
          Kmart                                 100,725      1/31/2012        566,250          $5.62(4) 5 Year
          Waldbaum's (A&P)                       38,208     12/31/2007        504,000          13.19(5) 5 Year
          B. Dalton (Barnes & Noble)             12,430      5/28/2012        397,760          32.00(2) 5 Year
          Pier 1                                  8,818      2/29/2012        282,176          32.00              -
          Pay Half                               15,000     12/31/2007        322,600          21.51              -
          Modell's                               25,000      2/28/2009        193,750           7.75(2) 5 Year
                                        ---------------               ------------------------------
                  Property total                200,181                     2,266,536          11.32
                                        ---------------               ------------------------------
              Total: New York Region            613,273                    10,833,358          17.66
                                        ---------------               ------------------------------

Retail Anchor Properties- Core Portfolio
 (continued)
----------------------------------------
New England
----------------------------------------
 Connecticut
 ---------------------------------------
  Town Line Plaza, Rocky Hill
          Wal*Mart(1)                            97,300              -             $-             $-REA Agreement
          Super Stop & Shop (Ahold)              65,859     11/30/2023        937,000          14.23(8) 5 Year
                                        ---------------               ------------------------------
                  Property total                163,159                       937,000          14.23
                                        ---------------               ------------------------------
 Massachusetts
 ---------------------------------------
  Methuen Shopping Center, Methuen
          ABIS Sushi                              4,377      7/31/2017        109,425          25.00(1) 5 Year
          Demoulas Super Markets                 30,460      1/31/2015        109,656           3.60(1) 5 Year
          Wal*Mart                               89,544      1/31/2012        626,808           7.00(8) 5 Year
                                        ---------------               ------------------------------
                  Property total                124,381                       845,889           6.80
                                        ---------------               ------------------------------
  Crescent Plaza, Brockton
          Home Depot                            106,760     10/31/2021        602,126           5.64(7) 5 Year
          Shaw's (Albertsons)                    50,225     12/31/2012        516,960          10.29(6) 5 Year
                                        ---------------               ------------------------------
                  Property total                156,985                     1,119,086           7.13
                                        ---------------               ------------------------------
 New York
 ---------------------------------------
  New Loudon Center, Latham
          Bon Ton                                65,365       2/1/2014        261,460           4.00(3) 5 Year
          Marshalls (TJX)                        37,212      1/31/2014        158,151           4.25(3) 5 Year
          Price Chopper                          77,450      5/31/2015        804,059          10.38(3) 5 Year
          A.C. Moore                             21,520      4/30/2009        221,226          10.28(3) 5 Year
          Raymours Furniture Co                  49,664      4/30/2019        155,591           3.13(2) 5 Year
                                        ---------------               ------------------------------
                  Property total                251,211                     1,600,487           6.37
                                        ---------------               ------------------------------
 Rhode Island
 ---------------------------------------
  Walnut Hill Plaza, Woonsocket
          Sears                                  60,700      8/31/2008        258,000           4.25(5) 5 Year
          CVS                                     8,800      1/31/2009        154,000          17.50(1) 5 Year
          Shaw's (Albertsons)                    52,392     12/31/2013        523,920          10.00(3) 5 Year
                                        ---------------               ------------------------------
                  Property total                121,892                       935,920           7.68
                                        ---------------               ------------------------------
 Vermont
 ---------
  Gateway Shopping Center
          Shaw's (Albertsons)                                                                       (5) 5 Yr. & (1)
                                                 73,184      3/31/2024      1,317,311          18.00 4 Yr.
                                        ---------------               ------------------------------
                  Property total                 73,184                     1,317,311          18.00
                                        ---------------               ------------------------------
               Total : New England              890,812                     6,755,693           8.51
                                        ---------------               ------------------------------
Midwest
----------
 Illinois
 ---------
  Hobson West Plaza, Naperville
          Bobak's Market and Restaurant          51,692     11/30/2007        225,436           4.36(5) 5 Year
                                        ---------------               ------------------------------
                  Property total                 51,692                       225,436           4.36
                                        ---------------               ------------------------------
 Indiana
 ---------
  Merrillville Plaza, Merrillville
          JC Penney                              50,000      1/31/2008        495,000           9.90(2) 5 Year
          Officemax                              26,157      7/31/2008        222,335           8.50(4) 5 Year
          Pier I                                  9,143      1/31/2009        128,002          14.00              -
          David's Bridal                         13,266     11/19/2010        190,765          14.38(2) 5 Year
          TJ Maxx (TJX)                          25,200      1/31/2009        195,300           7.75(1) 5 Year
                                        ---------------               ------------------------------
                  Property total                123,766                     1,231,402           9.95
                                        ---------------               ------------------------------

(1) This space is contiguous to the Company's property and is not owned by the Company.

 Michigan
 ---------------------------------------
  Bloomfield Town Square, Bloomfield
   Hills
          HomeGoods (TJX)                        39,646      5/31/2010        307,257           7.75(2) 5 Year
          Officemax                              21,500      6/30/2010        193,500           9.00(3) 5 Year
          Marshalls (TJX)                        28,324      9/30/2011        226,592           8.00(3) 5 Year
          TJ Maxx (TJX)                          36,000      1/31/2009        261,000           7.25(1) 5 Year
                                        ---------------               ------------------------------
                  Property total                125,470                       988,349           7.88
                                        ---------------               ------------------------------
 Ohio
 ---------
  Mad River Station, Dayton
          Babies 'R' Us                          33,147      2/28/2010        260,204           7.85(2) 5 Year
          Pier I                                 10,111      2/28/2010        227,037          22.45              -
          Office Depot                           25,038      8/31/2010        315,478          12.60              -
                                        ---------------               ------------------------------
                  Property total                 68,296                       802,719          11.75
                                        ---------------               ------------------------------
                  Total: Midwest                369,224                     3,247,906           8.80
                                        ---------------               ------------------------------
Retail Anchor Properties- Core Portfilio
 (continued)
----------------------------------------
Mid-Atlantic
----------------------------------------
 New Jersey
 ---------------------------------------
  Marketplace of Absecon, Absecon
          Eckerd Drug (Brook's)                  13,207      8/30/2020        329,310          24.93(4) 5 Year
          Acme Markets (Albertson)               44,824      4/30/2015        654,704          14.61(8) 5 Year
                                        ---------------               ------------------------------
                  Property total                 58,031                       984,014          16.96
                                        ---------------               ------------------------------
  Ledgewood Mall, Ledgewood
          Circuit City                           33,294      1/31/2020        449,469          13.50(4) 5 Year
          Ashley Furniture                       41,806     12/31/2010        212,793           5.09(2) 5 Year
          Barnes & Noble                         12,500      1/31/2010        224,000          17.92(5) 5 Year
          Marshalls (TJX)                        37,245      9/30/2014        346,751           9.31(4) 5 Year
          The Sports Authority                   52,205      5/31/2012        225,000           4.31(5) 5 Year
          Macy's Department Store                                                                   (3) 5 Year
           (Federated)                           73,349      1/31/2010        651,245           8.88
          Wal*Mart                              120,570      3/31/2019        888,601           7.37(6) 5 Year
                                        ---------------               ------------------------------
                  Property total                370,969                     2,997,859           8.08
                                        ---------------               ------------------------------
 Delaware
 ---------------------------------------
  Brandywine Town Center (Brandywine JV)
   (22.2% jv)
          Lowe's Home Centers                   140,000      8/31/2018      1,925,000          13.75(6) 5 Year
          Target                                138,000      1/31/2018        800,000           5.80(4) 10 Year
          Target expansion                                                                          (6) 2 Year &
                                                 27,716      1/31/2011        304,876          11.00 (6) 3 year
          Access Group                           76,458      5/31/2015      1,578,858          20.65(2) 5 Year
          Regal Cinemas                          65,641       6/1/2017        861,210          13.12(4) 5 Year
          Bed, Bath & Beyond                     50,977      1/31/2014        868,426          17.04(3) 5 Year
          Dick's Sporting Goods                  50,000      5/31/2013        700,000          14.00(3) 5 Year
          All other                                                                                 (1) 5 Year -
                                                276,2972/2011 - 1/2028      5,414,166          19.60 (4) 5 Year
                                        ---------------               ------------------------------
                  Property total                825,089                    12,452,536          15.09
                                        ---------------               ------------------------------
  Market Square Shopping Center
   (Brandywine JV)
          Trader Joe's                            7,675      1/31/2013        149,662          19.50(3) 5 Year
          TJ Maxx (TJX)                          31,175      1/31/2011        396,888          12.73(1) 5 Year
                                        ---------------               ------------------------------
                  Property total                 38,850                       546,550          14.07
                                        ---------------               ------------------------------
 Pennsylvania
 ---------------------------------------
  Blackman Plaza, Wilkes-Barre
          Eckerd Drug (Brook's)                   7,095      7/31/2016         63,855           9.00              -
          Kmart                                 104,956     10/31/2009        204,664           1.95(8) 5 Year
                                        ---------------               ------------------------------
                  Property total                112,051                       268,519           2.40
                                        ---------------               ------------------------------
  Mark Plaza, Edwardsville
          Kmart                                 104,956     10/31/2009        204,664           1.95(8) 5 Year
          Redner's Market                        52,639      5/31/2018        447,431           8.50(2) 5 Year
                                        ---------------               ------------------------------
                  Property total                157,595                       652,095           4.14
                                        ---------------               ------------------------------
  Plaza 422, Lebanon
          Home Depot                            104,243     12/31/2028        407,520           3.91(6) 5 Year
                                        ---------------               ------------------------------
                  Property total                104,243                       407,520           3.91
                                        ---------------               ------------------------------
  Route 6 Mall, Honesdale
          Eckerd Drugs (Brook's)                 11,840      1/31/2011        118,400          10.00(3) 5 Year
          Fashion Bug                            15,000      1/31/2016              -              -              -
          Kmart                                 119,658      4/30/2020        687,951           5.75(10) 5 Year
                                        ---------------               ------------------------------
                  Property total                146,498                       806,351           5.50
                                        ---------------               ------------------------------
  Abington Town Center, Abington
          TJ Maxx (TJX)                          27,000     11/30/2010       $270,000         $10.00(2) 5 Year
          Target(1)                                                                                 Condominium
                                                157,616              -              -              - Agreement
                                        ---------------               ------------------------------
                  Property total                184,616                       270,000          10.00
                                        ---------------               ------------------------------
  Chestnut Hill LLC
          Express                                12,882      1/31/2009       $510,344         $39.62
          Borders Books                          18,538      1/31/2010        482,000          26.00
                                        ---------------               ------------------------------
                  Property total                 31,420                       992,344          31.58
                                        ---------------               ------------------------------
               Total : Mid-Atlantic           2,029,362                    20,377,788          10.89
                                        ---------------               ------------------------------
Total: Retail Anchor Properties - Core
 Portolio                                     3,902,671                   $41,214,745         $11.30
                                        ===============               ==============================

(1) Target owns the portion of the main building (157,616 square feet) that their store is located in.

Retail Anchor Properties- Opportunity
 Fund Portfilio
----------------------------------------

          Fund I
Midwest Region
----------------------------------------
 Ohio
 ---------
  Amherst Marketplace (Fund I)
          Giant Eagle/Pharmacy                   10,500      3/31/2012        157,500          15.00(3) 5 Year
          Giant Eagle/Supermarket                66,237      9/30/2021        693,695          10.47(4) 5 Year
                                        ---------------               ------------------------------
                  Property total                 76,737                       851,195          11.09
  Granville Centre (Fund I)
          Lifestyle Family Fitness, Inc.         34,951      1/31/2017        450,336          12.88(2) 5 Year
                                        ---------------               ------------------------------
  Sheffield Crossing (Fund I)
          Revco Drug                             10,500      5/31/2012        157,500          15.00(3) 5 Year
          Giant Eagle                            59,159      5/31/2022        650,157          10.99(4) 5 Year
                                        ---------------               ------------------------------
                  Property total                 69,659                       807,657          11.59
                                        ---------------               ------------------------------
                  Total: Midwest                181,347                     2,109,188          11.63
                                        ---------------               ------------------------------
Mid-Atlantic Region
----------------------------------------
 Virginia
 ---------
  Haygood Shopping Center (Fund I)
          Marshalls                              30,023      2/28/2017        270,207           9.00              -
          Farm Fresh                             54,000      8/31/2026        337,500           6.25(15) 5 Year
          Eckerd Drugs (Brook's)                 11,280     11/30/2009         28,500           2.53              -
                                        ---------------               ------------------------------
                  Property Total                 95,303                       636,207           6.68
                                        ---------------               ------------------------------
           Total : Mid-Atlantic Region           95,303                       636,207           6.68
                                        ---------------               ------------------------------
New York Region
----------------------------------------
 New York
 ---------------------------------------
  Tarrytown Centre
          Walgreen's                             15,497      6/30/2080        475,000          30.65              -
                                        ---------------               ------------------------------
             Total : New York Region             15,497                       475,000          30.65
                                        ---------------               ------------------------------
Various
----------
          Kroger/Safeway (Fund I)             1,018,100           2009      7,362,811           7.23

             Total: Fund I Properties         1,310,247                    10,583,206           8.08
                                        ---------------               ------------------------------

          Fund II
Midwest Region
----------------------------------------
 Illinois
 ---------
  Acadia Oakbrook
          Neiman Marcus                         112,000     10/31/2011        825,000           7.37(5) 5 Year
                                        ---------------               ------------------------------
                  Total: Midwest                112,000                       825,000           7.37
                                        ---------------               ------------------------------
            Total: Fund II Properties           112,000                       825,000           7.37
                                        ---------------               ------------------------------
Total: Retail Anchor Properties -
 Opportunity Funds                            1,422,247                    11,408,206           8.02
                                        ---------------               ------------------------------

Redevelopment Properties
----------------------------------------

Midwest Region
----------------------------------------
 Michigan
 ---------------------------------------
  Sterling Heights (Fund I)
          Rite Aid                               20,000      1/31/2026        245,000          12.25(4) 5 Year
          Burlington Coat Factory                70,400      1/31/2024        281,600           4.00              -
                                        ---------------               ------------------------------
                  Property total                 90,400                       526,600           5.83

           Total : Mid-Atlantic Region           90,400                       526,600           5.83
                                        ---------------               ------------------------------

New York Region
----------------------------------------
 New York
 ---------------------------------------
  161st Street
          City of New York                      137,334      7/18/2011      3,337,222          24.30              -
                                        ---------------               ------------------------------
                                                137,334                     3,337,222          24.30
                                        ---------------               ------------------------------
             Total : New York Region            137,334                     3,337,222          24.30
                                        ---------------               ------------------------------

 Various
 ---------
  Hitchcock Plaza
          Warehouse Home Furnishing              19,316           2017         86,922           4.50
          Steinmart Inc.                         30,000           2016        190,500           6.35
          Bed, Bath & Beyond                     23,000           2017        144,000           6.26
          Ross Dress for Less                    30,039           2017        250,526           8.34
          TJX Company                            28,315           2016        212,362           7.50
                                        ---------------               ------------------------------
                  Property total                130,670                       884,310           6.77
                                        ---------------               ------------------------------
              Total: Redevelopment
                    Properties                  358,404                    $4,748,132         $13.25
                                        ===============               ==============================

QUARTERLY SUPPLEMENTAL DISCLOSURE
   September 30, 2007

         Anchor Lease Expirations - Next 3 Years
------------------------------------------------------------------------------------------------------------------------
                                              Gross Leased Area                        Annualized Base Rent
                                        ------------------------------     ---------------------------------------------
                                                             Percent                          Percent        Average
                                            Square           of                                 of             per
         Center              Anchor         footage        all anchors         Amount       all anchors      Sq. Ft.
------------------------------------------------------------------------------------------------------------------------
     Core Portfolio
-------------------------
                     2007
Crossroads Shopping      Pay-Half
 Center                                          15,000          0.43%             322,600          0.78%          21.51
Crossroads Shopping      Waldbaum's
 Center                                          38,208          1.09%             504,000          1.22%          13.19
Hobson West Plaza        Bobak's                 51,692          1.47%             225,436          0.55%           4.36
                                        ------------------------------     ---------------------------------------------
                           Total 2007           104,900          2.99%           1,052,036          2.55%          10.03
                                        ------------------------------     ---------------------------------------------
                     2008
Village Commons Shopping Daffy's Inc.
 Center                                          16,125          0.46%             274,125          0.67%          17.00
Merrillville Plaza       JC Penny Co.            50,000          1.42%             495,000          1.20%           9.90
Merrillville Plaza       Officemax Inc.          26,157          0.75%             222,335          0.54%           8.50
Amboy Shopping Center    Duane Reade              9,698          0.28%             266,695          0.65%          27.50
Walnut Hill Plaza        Sears                   60,700          1.73%             258,000          0.63%           4.25
                                        ------------------------------     ---------------------------------------------
                           Total 2008           162,680          4.64%           1,516,155          3.69%           9.32
                                        ------------------------------     ---------------------------------------------
                     2009
Crossroads Shopping      Modell's
 Center                                          25,000          0.71%             193,750          0.47%           7.75
Chestnut Hill            Express                 12,882          0.37%             510,344          1.24%          39.62
Bloomfield Town Square   TJ Max                  36,000          1.03%             261,000          0.63%           7.25
Walnut Hill Plaza        CVS                      8,800          0.25%             154,000          0.37%          17.50
Merrillville Plaza       Pier I                   9,143          0.26%             128,002          0.31%          14.00
Merrillville Plaza       TJ Max                  25,200          0.72%             195,300          0.47%           7.75
New Loudon Center        AC Moore Arts &
                          Crafts                 21,520          0.61%             221,226          0.54%          10.28
Blackman Plaza           Kmart                  104,956          2.99%             204,664          0.50%           1.95
Mark Plaza               Kmart                  104,956          2.99%             204,664          0.50%           1.95
                                        ------------------------------     ---------------------------------------------
                           Total 2009           348,457          9.93%           2,072,950          5.03%           5.95
                                        ------------------------------     ---------------------------------------------
Total Core Portfolio     Total - Next 3
                              Years             616,037         17.56%          $4,641,141         11.27%          $7.53
                                        ==============================     =============================================

    Opportunity Funds
-------------------------
         Fund I
-------------------------
                     2007                             -          0.00%                  $-          0.00%             $-
                                        ------------------------------     =============================================
                     2008                             -          0.00%                   -          0.00%              -
                                        ------------------------------     ---------------------------------------------
                     2009
Kroger/Safeway portfolio Kroger/Safeway       1,018,100         66.94%           7,362,811         61.39%           7.23
Haygood Shopping Center  Eckerd Drugs            11,280          0.74%              28,500          0.24%           2.53
                                        ------------------------------     ---------------------------------------------
      Total Fund I       Total - Next 3
                              Years           1,029,380         67.68%          $7,391,311         61.63%          $7.18
                                        ==============================     =============================================
         Fund II
-------------------------
                     2007                             -          0.00%                  $-          0.00%             $-
                                        ------------------------------     =============================================
                     2008                             -          0.00%                   -          0.00%              -
                                        ------------------------------     ---------------------------------------------
                     2009                             -          0.00%                   -          0.00%              -
                                        ------------------------------     ---------------------------------------------
      Total Fund II      Total - Next 3
                              Years                   -          0.00%                  $-          0.00%             $-
                                        ==============================     =============================================
Total Opportunity Funds  Total - Next 3
                              Years           1,029,380         67.68%          $7,391,311         61.63%          $7.18
                                        ==============================     =============================================

(1)  Tenant pays rent based on percentage of sales

          ACADIA REALTY TRUST
          QUARTERLY SUPPLEMENTAL DISCLOSURE
                        September 30, 2007

                         Lease Expirations


                        ----------------------------------------------------------------------
                                     Gross Leased Area              Annualized Base Rent
                                  -----------------------     --------------------------------
                        Number of               Percent                    Percent   Average
                          Leases     Square       of                         of        per
                         Expiring   Footage      Total          Amount      Total    Sq. Ft.
                        ----------------------------------------------------------------------

Core Properties
 Anchor Tenant Expirations


          Month to Month         2      10,000      0.28%        $144,000      0.35%    $14.40
               2007              3     104,900      2.99%       1,052,036      2.55%     10.03
               2008              5     162,680      4.63%       1,516,155      3.68%      9.32
               2009              9     348,457      9.93%       2,072,950      5.03%      5.95
               2010             14     357,411     10.17%       3,634,011      8.83%     10.17
               2011              7     167,455      4.77%       2,722,136      6.60%     16.26
               2012              6     313,947      8.94%       2,614,954      6.34%      8.33
               2013              5     216,374      6.16%       3,261,423      7.91%     15.07
               2014              6      66,188      1.89%       2,675,940      6.49%     40.43
               2015              8     274,834      7.83%       4,393,672     10.66%     15.99
               2016              4      43,161      1.23%         816,924      1.98%     18.93
               2017              4     141,754      4.04%       2,405,351      5.84%     16.97
               2018              3     330,639      9.42%       3,172,432      7.70%      9.59
               2019              3     170,234      4.85%       1,044,192      2.53%      6.13
               2020              4     218,211      6.22%       1,839,292      4.46%      8.43
               2021              2     140,260      4.00%       1,302,126      3.16%      9.28
               2022              1      14,837      0.42%         435,000      1.06%     29.32
               2023              1      51,494      1.47%       1,265,000      3.07%     24.57
               2024              3     188,506      5.37%       3,154,312      7.65%     16.73
               2028              4     189,509      5.39%       1,692,840      4.11%      8.93

                        ---------------------------------     --------------------------------
  Total Occupied                94   3,510,851    100.00%     $41,214,746    100.00%    $11.74
                                                              ================================

  --------------------------------------------

  Anchor GLA Owned by Tenants          254,916
  Total Vacant                         203,543
                                  ------------

  Total Square Feet                  3,969,310
                                  ============

  --------------------------------------------




Core Properties
 Shop Tenant Expirations
          Month to Month        29      68,292      5.19%      $1,076,099      3.69%    $15.76
               2007             14      36,183      2.75%         645,958      2.21%     17.85
               2008             66     211,184     16.04%       4,827,989     16.51%     22.86
               2009             69     201,585     15.31%       4,096,384     14.03%     20.32
               2010             47     142,112     10.79%       2,248,556      7.70%     15.82
               2011             45     162,456     12.34%       4,663,444     15.97%     28.71
               2012             29     113,464      8.62%       2,375,582      8.14%     20.94
               2013             14      48,052      3.65%       1,112,475      3.81%     23.15
               2014             18      84,895      6.45%       2,122,921      7.27%     25.01
               2015             12      61,234      4.65%       1,161,192      3.98%     18.96
               2016              8      38,365      2.91%         945,075      3.24%     24.63
               2017             12      41,642      3.16%       1,486,279      5.09%     35.69
               2018              4       6,805      0.52%         278,118      0.95%     40.87
               2019              1           -      0.00%          51,205      0.18%         -
               2020              3       6,000      0.46%         142,500      0.49%     23.75
               2021              2      30,270      2.30%         244,385      0.84%      8.07
               2022              4      20,055      1.52%         485,699      1.66%     24.22
               2023              1      25,984      1.97%         500,452      1.71%     19.26
               2026              1       8,999      0.68%         296,967      1.02%     33.00
               2027              2       9,033      0.69%         439,737      1.51%     48.68
                        ---------------------------------     --------------------------------
  Total Occupied               381   1,316,610    100.00%     $29,201,017    100.00%    $22.15
                        =================================     ================================

  --------------------------------------------

  Total Vacant                         230,970
                                  ------------

  Total Square Feet                  1,547,580
                                  ============

  --------------------------------------------


Core Properties
 Total Tenant Expirations
          Month to Month        31     $78,292      1.62%      $1,220,099      1.73%    $15.58
               2007             17     141,083      2.92%       1,697,994      2.41%     12.04
               2008             71     373,864      7.74%       6,344,144      9.01%     16.97
               2009             78     550,042     11.41%       6,169,334      8.76%     11.22
               2010             61     499,523     10.35%       5,882,567      8.35%     11.78
               2011             52     329,911      6.83%       7,385,580     10.49%     22.39
               2012             35     427,411      8.85%       4,990,536      7.09%     11.68
               2013             19     264,426      5.48%       4,373,898      6.21%     16.54
               2014             24     151,083      3.13%       4,798,861      6.82%     31.76
               2015             20     336,068      6.96%       5,554,864      7.89%     16.53
               2016             12      81,526      1.69%       1,761,999      2.50%     21.61
               2017             16     183,396      3.80%       3,891,630      5.53%     21.22
               2018              7     337,444      6.99%       3,450,550      4.90%     10.23
               2019              4     170,234      3.53%       1,095,397      1.56%      6.43
               2020              7     224,211      4.64%       1,981,792      2.81%      8.84
               2021              4     170,530      3.53%       1,546,511      2.20%      9.07
               2022              5      34,892      0.72%         920,699      1.31%     26.39
               2023              2      77,478      1.60%       1,765,452      2.51%         -
               2024              3     188,506      3.90%       3,154,312      4.48%     16.73
               2026              1       8,999      0.19%         296,967      0.42%     33.00
               2027              2       9,033      0.19%         439,737      0.62%     48.68
               2028              4     189,509      3.93%       1,692,839      2.40%      8.93
                        ---------------------------------     --------------------------------

  Total Occupied               475  $4,827,461    100.00%     $70,415,762    100.00%    $14.59
                                                              ================================

  --------------------------------------------

  Anchor GLA Owned by Tenants          254,916
  Total Vacant                         434,513
                                  ------------

  Total Square Feet                  5,516,890
                                  ============

  --------------------------------------------


Opportunity Fund Properties

Fund I
 Anchor Tenant Expirations

               2007              -           -      0.00%              $-      0.00%        $-
               2009             26   1,029,380     67.68%       7,391,311     61.62%      7.18
               2012              2      10,500      0.69%         315,000      2.63%     30.00
               2016              2      58,315      3.83%         402,863      3.36%      6.91
               2017              5     137,329      9.03%         720,543      6.01%      5.25
               2021              2      66,237      4.36%         693,695      5.78%     10.47
               2022              1      59,159      3.89%       1,131,604      9.43%     19.13
               2024              1      70,400      4.63%         281,600      2.35%      4.00
               2026              2      74,000      4.87%         582,500      4.86%      7.87
               2080              1      15,497      1.02%         475,000      3.96%     30.65

                        ---------------------------------     --------------------------------
  Total Occupied                42   1,520,817    100.00%     $11,994,116    100.00%     $7.89

  --------------------------------------------

  Total Vacant                          81,433
                                  ------------

  Total Square Feet                  1,602,250
                                  ============

  --------------------------------------------




Fund I
 Shop Tenant Expirations
          Month to Month         9      24,197     11.39%         270,723      8.89%    $11.19
               2007              3       4,019      1.89%          52,112      1.71%     12.97
               2008             15      30,682     14.45%         368,444     12.10%     12.01
               2009              6      13,701      6.45%         204,053      6.70%     14.89
               2010              5      10,278      4.84%         203,392      6.68%     19.79
               2011             12      25,184     11.86%         415,703     13.65%     16.51
               2012              8      27,079     12.75%         314,042     10.31%     11.60
               2013              2      13,120      6.18%         124,820      4.10%      9.51
               2014              6      14,403      6.78%         338,293     11.11%     23.49
               2015              2       2,798      1.32%          46,721      1.53%     16.70
               2016              1       7,752      3.65%         111,230      3.65%     14.35
               2017              2       7,523      3.54%         124,788      4.10%     16.59
               2018              1       6,957      3.28%          50,004      1.64%      7.19
               2019              1       3,141      1.48%          42,000      1.38%     13.37
               2020              1       5,157      2.43%         150,842      4.95%     29.25
               2021              1      16,384      7.71%         192,512      6.32%         -
               2022              1           -      0.00%          35,000      1.15%         -
          ------------------------------------------------------------------------------------
  Total Occupied                76     212,375    100.00%      $3,044,679    100.00%    $14.34

  --------------------------------------------

  Total Vacant                         116,835
                                  ------------

  Total Square Feet                    329,210
                                  ============

  --------------------------------------------


Fund I
 Total Tenant Expirations
          Month to Month         9      24,197      1.40%        $270,723      1.80%    $11.19
               2007              3       4,019      0.23%          52,112      0.35%     12.97
               2008             15      30,682      1.77%         368,444      2.45%     12.01
               2009             32   1,043,081     60.19%       7,595,364     50.52%      7.28
               2010              5      10,278      0.59%         203,392      1.35%     19.79
               2011             12      25,184      1.45%         415,703      2.76%     16.51
               2012             10      37,579      2.17%         629,042      4.18%     16.74
               2013              2      13,120      0.76%         124,820      0.83%      9.51
               2014              6      14,403      0.83%         338,293      2.25%     23.49
               2015              2       2,798      0.16%          46,721      0.31%     16.70
               2016              3      66,067      3.81%         514,093      3.42%      7.78
               2017              7     144,852      8.36%         845,331      5.62%      5.84
               2018              1       6,957      0.40%          50,004      0.33%      7.19
               2019              1       3,141      0.18%          42,000      0.28%     13.37
               2020              1       5,157      0.30%         150,842      1.00%     29.25
               2021              3      82,621      4.77%         886,207      5.89%     10.73
               2022              2      59,159      3.41%       1,166,604      7.76%     19.72
               2024              1      70,400      4.06%         281,600      1.87%      4.00
               2026              2      74,000      4.27%         582,500      3.87%      7.87
               2080              1      15,497      0.89%         475,000      3.16%         -
                        ---------------------------------     --------------------------------

  Total Occupied               118   1,733,192    100.00%     $15,038,795    100.00%     $8.68

  --------------------------------------------

  Total Vacant                         198,268
                                  ------------

  Total Square Feet                  1,931,460
                                  ============

  --------------------------------------------



Fund II
 Anchor Tenant Expirations
               2007              -           -      0.00%               -      0.00%         -
               2008              -           -      0.00%               -      0.00%         -
               2011              2     249,334    100.00%       4,162,222    100.00%     16.69
                        ---------------------------------     --------------------------------
  Total Occupied                 2     249,334    100.00%      $4,162,222    100.00%    $16.69

  --------------------------------------------

  Total Vacant                               -
                                  ------------

  Total Square Feet                    249,334
                                  ============

  --------------------------------------------




Fund II
 Shop Tenant Expirations
          Month to Month         3      34,917     22.23%        $840,906     17.76%    $24.08
               2007              -           -      0.00%               -      0.00%         -
               2009              -           -      0.00%               -      0.00%         -
               2010              -           -      0.00%               -      0.00%         -
               2011              2      24,065     15.32%         584,774     12.35%     24.30
               2012              3      27,205     17.32%         573,208     12.11%     21.07
               2027              1      60,000     38.20%       2,340,000     49.43%     39.00
               2032              1      10,880      6.93%         394,944      8.34%     36.30
                        ---------------------------------     --------------------------------
  Total Occupied                10     157,067    100.00%      $4,733,832    100.00%    $30.14

  --------------------------------------------

  Total Vacant                           6,208
                                  ------------

  Total Square Feet                    163,275
                                  ============

  --------------------------------------------


Fund II
 Total Tenant Expirations
          Month to Month         3      34,917      8.59%        $840,906      9.45%    $24.08
               2007              -           -      0.00%               -      0.00%         -
               2008              -           -      0.00%               -      0.00%         -
               2009              -           -      0.00%               -      0.00%         -
               2010              -           -      0.00%               -      0.00%         -
               2011              4     273,399     67.28%       4,746,996     53.37%     17.36
               2012              3      27,205      6.69%         573,208      6.44%     21.07
               2027              1      60,000     14.76%       2,340,000     26.30%     39.00
               2032              1      10,880      2.68%         394,944      4.44%     36.30
                        ---------------------------------     --------------------------------
  Total Occupied                12     406,401    100.00%      $8,896,054    100.00%    $21.89

  --------------------------------------------

  Total Vacant                           6,208
                                  ------------

  Total Square Feet                    412,609
                                  ============

                      QUARTERLY SUPPLEMENTAL DISCLOSURE
                              September 30, 2007
                           Property Demographics (1)
                           -------------------------

                                                                                     -----------------------------------------
                                                                                                 3-Mile Radius(2)
                                                                                     -----------------------------------------

                                                         Trade   Cash (2)                               #
                Property / JV                            Area      Base      Total     Total   Households Median HH   Avg. HH
Classification  Ownership %          City         State (Miles)    Rent       GLA      Pop.      ("HH")     Income    Income
-------------- --------------------- -------------------------- ---------- --------- --------- ---------- ---------- ---------
Core           Brandywine Town       Wilmington   DE
                Center & Mkt
                Sq./22.22%                                    3 15,839,735   997,561    41,222     15,054    $83,769  $102,192
Core           Elmwood Park Shopping Elmwood Park NJ
                Ctr.                                          3  3,467,180   149,491   257,647     83,959     52,609    62,446
Core           Chestnut Hill         Philadelphia PA          3  1,292,372    40,570   148,084     59,791     53,526    65,990
Core           Abington Towne Center Abington     PA          3    965,201   216,355    91,293     34,692     66,882    82,491
Core           Clark & Diversey      Chicago      IL          3    803,866    19,265   419,461    213,740     58,803    81,579
Core           Hobson West Plaza     Naperville   IL          3  1,212,095    98,902    98,083     34,231     94,977   114,120
Core           Methuen Shopping Ctr. Methuen      MA          5    958,689   130,021    89,957     31,569     41,619    49,981
Core           Crossroads Shopping   White Plains NY
                Ctr. / 49%                                    3  6,016,817   310,624   105,870     39,349     78,556    85,621
Core           The Branch Plaza      Smithtown    NY          3  2,466,122   125,751    68,832     23,221     89,522   113,455
Core           Amboy Road            Staten IslandNY          3  1,537,951    60,090   156,384     56,991     69,666    90,260
Core           Village Commons       Smithtown    NY
                Shopping Ctr.                                 3  2,300,259    87,169    68,832     23,221     89,522   113,455
Core           Bloomfield Town       Bloomfield   MI
                Square                Hills                   5  2,946,698   232,181    62,528     23,953     73,997   102,234
Core           Crescent Plaza        Brockton     MA          3  1,748,470   218,141    99,649     34,369     46,062    56,826
Core           239 Greenwich Avenue  Greenwich    CT
                / 75%                                         5  1,397,621    16,834    67,165     24,889     97,270   125,159
Core           Town Line Plaza       Rocky Hill   CT          3  1,626,923   206,356    45,606     19,067     65,917    75,855
Core           New Loudon Center     Latham       NY          5  1,713,664   255,826    41,815     15,619     55,375    66,288
Core           Pacesetter Park       Pomona       NY
                Shopping Ctr.                                 3  1,104,121    96,698    25,618      8,209     89,598   125,526
Core           2914 Third Ave        The Bronx    NY          3    844,000    43,500 1,239,853    422,421     26,865    33,419
Core           LA Fitness, Staten    Staten IslandNY
                Island                                        3  1,265,000    51,494   127,542     45,026     65,178    83,167
Core           West 54th Street      Manhattan    NY          3  2,345,221     9,814   582,613    325,406     80,037    96,770
Core           Mad River Station     Dayton       OH          5  1,534,208   155,838    58,692     25,428     58,119    67,529
Core           Mark Plaza            Edwardsville PA          5    992,171   216,401    87,986     37,409     31,982    39,628
Core           Blackman Plaza        Wilkes-Barre PA          5    288,919   125,264    58,885     24,646     30,982    40,002
Core           Bartow Avenue         The Bronx    NY          3    401,429    14,676   567,476    209,231     40,253    47,643
Core           Walnut Hill Plaza     Woonsocket   RI          5  2,308,002   284,717    60,322     22,861     42,715    47,867
Core           Ledgewood Mall        Ledgewood    NJ          5  4,255,215   517,192    37,052     13,412     80,007    87,773
Core           A & P Shopping Plaza  Boonton      NJ
                / 60%                                         5  1,252,985    62,908    49,442     18,288     87,533   113,042
Core           Merrillville Plaza    Hobart       IN          5  2,549,859   235,678    26,118     10,066     56,556    64,248
Core           The Gateway Shopping  So.          VT
                Ctr.                  Burlington              3  1,801,884   101,784    46,879     19,366     44,294    55,033
Core           Marketplace of        Absecon      NJ
                Absecon                                       3  1,651,634   105,135    30,732     11,642     52,106    64,775
Core           Plaza 422             Lebanon      PA          3    444,020   155,149    43,975     17,347     36,874    47,144
Core           Route 6 Plaza         Honesdale    PA          5  1,083,431   175,505     7,567      3,014     32,283    43,919
Fund I         Granville Center /    Columbus     OH
                37.78%                                        3    663,086   134,997   112,547     47,337     47,547    53,746
Fund I         Sheffield Crossing /  Sheffield    OH
                37.78%                                        3  1,206,020   112,534    28,714     10,621     54,485    64,626
Fund I         Amherst Marketplace / Amherst      OH
                37.78%                                        3    889,667    79,945    53,342     20,470     45,506    55,396
Fund I         Sterling Heights      Sterling     MI
                Shopping Center /     Heights
                18.9%                                         3    677,459   154,835    99,813     36,587     66,886    77,416
Fund I         Tarrytown Shopping    Tarrytown    NY
                Center / 37.78%                               3    914,319    35,291    36,856     13,450     78,415    95,294
Fund I         Hitchcock Plaza/ 7.6% Aiken        SC          5  1,567,283   217,261    23,976      9,393     50,934    64,402
Fund I         Haygood Shopping      Virginia     VA
                Center / 18.9%        Beach                   3  1,758,150   178,497    99,119     38,035     52,505    60,732
Fund II- Urban 400 East Fordham Road The Bronx    NY
 In-Fill        / 19.2%                                       2          -         - 1,205,053    412,674     30,252    38,298
Fund II- Urban Sherman Avenue /      Manhattan    NY
 In-Fill        19.2%                                         2          -         -   535,739    175,108     29,260    36,324
Fund II- Urban Pelham Manor Shopping Westchester  NY
 In-Fill        Plaza / 19.2%                                 3          -         -   398,727    147,238     48,697    56,116
Fund II- Urban 161st Street /19.2%   The Bronx    NY
 In-Fill                                                      2  5,336,110   223,521 1,274,483    427,111     25,104    31,477
Fund II- Urban Liberty Avenue /      Queens       NY
 In-Fill        19.2%                                         3    394,944    17,088   613,457    201,509     44,915    59,078
Fund II- Urban 216th Street / 19.2%  Manhattan    NY
 In-Fill                                                      2  2,340,000    60,000   536,119    183,542     30,978    41,481
Fund II- Other Oakbrook/ 20%         Oakbrook     IL          3    825,000   112,000    77,560     29,487     77,130   108,955
-------------- --------------------- -------------------------- ---------- --------- --------- ---------- ---------- -----------
                                                                86,987,800 6,842,859
                                                                ---------- ---------

TOTAL
                                                                                     --------- ---------- ---------- ---------
Weighted Average - Based on GLA                                                        120,156     43,082    $61,830   $74,882
                                                                                     --------- ---------- ---------- ---------
Weighted Average - Based on base rent( 1)                                              148,306     58,099    $65,050   $79,438
                                                                                     --------- ---------- ---------- ---------

CORE
                                                                                     --------- ---------- ---------- ---------
Weighted Average - Based on GLA                                                         76,792     28,528    $64,614   $78,039
                                                                                     --------- ---------- ---------- ---------
Weighted Average - Based on base rent( 1)                                              126,718     51,278    $66,376   $81,027
                                                                                     --------- ---------- ---------- ---------

FUND I
                                                                                     --------- ---------- ---------- ---------
Weighted Average - Based on GLA                                                         68,260     26,486    $54,469   $64,749
                                                                                     --------- ---------- ---------- ---------
Weighted Average - Based on base rent( 1)                                               61,262     23,723    $56,527   $67,210
                                                                                     --------- ---------- ---------- ---------

FUND II -Urban In-fill
                                                                                     --------- ---------- ---------- ---------
Weighted Average - Based on GLA                                                      1,089,534    365,672    $27,403   $35,043
                                                                                     --------- ---------- ---------- ---------
Weighted Average - Based on base rent( 1)                                            1,028,067    345,455    $27,776   $35,728
                                                                                     --------- ---------- ---------- ---------

FUND II -Other
                                                                                     --------- ---------- ---------- ---------
Weighted Average - Based on GLA                                                         77,560     29,487    $77,130  $108,955
                                                                                     --------- ---------- ---------- ---------
Weighted Average - Based on base rent( 1)                                               77,560     29,487    $77,130  $108,955
                                                                                     --------- ---------- ---------- ---------

(1)  Does not include the Kroger/Safeway Portfolio. Base rent for joint ventures has been pro-rated based on the Company's ownership % in the joint venture.
(2)  West 54th Street, Sherman 161st Street and 216th Street figures are for 2 mile radius

                                                                   5-Mile Radius
                                            ----------------------------------------------------------

                                                 Total            #          Median HH       Avg. HH
Classification                                   Pop.            HH           Income         Income
------------------------------------------- -------------    -----------   -------------   -----------
Core                                              120,306         46,004         $74,110       $93,425
Core                                              614,727        208,535          57,938        69,562
Core                                              399,921        157,197          52,171        65,291
Core                                              304,127        117,213          59,851        70,401
Core                                              969,623        410,327          51,138        67,593
Core                                              241,153         82,668          93,969       113,986
Core                                              201,503         72,943          47,894        56,306
Core                                              205,109         73,112          93,445       108,276
Core                                              199,361         64,663          82,867       105,093
Core                                              292,132        105,178          66,927        88,388
Core                                              199,361         64,663          82,867       105,093
Core                                              166,443         62,677          79,970       105,922
Core                                              168,246         58,789          46,062        56,826
Core                                              142,822         51,210          94,119       119,232
Core                                              153,302         61,023          57,724        68,679
Core                                              151,655         61,034          47,547        61,261
Core                                              129,143         36,828          72,841       102,767
Core                                            2,690,882      1,034,060          45,279        56,415
Core                                              457,912        162,076          60,236        77,922
Core                                            2,424,848      1,048,312          55,446        67,194
Core                                              135,000         56,693          60,560        71,601
Core                                              124,868         52,566          34,683        43,184
Core                                              111,991         47,249          33,391        41,275
Core                                            1,435,467        511,796          30,552        43,522
Core                                               95,320         35,238          50,142        56,573
Core                                              108,922         38,302          77,480        89,838
Core                                              101,266         36,438          86,509       106,011
Core                                               87,796         32,151          54,709        62,531
Core                                               69,993         28,186          47,104        57,514
Core                                               68,326         26,137          51,610        62,711
Core                                               61,197         23,615          41,055        51,545
Core                                               11,899          4,627          34,031        46,300
Fund I                                            266,313        108,411          53,466        60,719
Fund I                                            110,797         41,494          49,602        59,866
Fund I                                             98,291         37,263          41,483        52,190
Fund I                                            264,560        103,403          63,816        74,661
Fund I                                            123,546         43,654          85,757       103,311
Fund I                                             44,606         16,968          42,687        55,503
Fund I                                            225,653         86,122          54,074        62,011
Fund II- Urban In-Fill                          1,997,909        698,322          33,259        40,957
Fund II- Urban In-Fill                          2,049,516        721,521          34,366        42,608
Fund II- Urban In-Fill                          1,109,022        403,897          44,956        53,542
Fund II- Urban In-Fill                          2,531,473        966,482          37,307        48,034
Fund II- Urban In-Fill                            613,457        201,509          44,915        59,078
Fund II- Urban In-Fill                            536,119        183,542          30,978        41,481
Fund II- Other                                    288,932        108,039          75,456        97,126
------------------------------------------- -------------    -----------   -------------   -----------

TOTAL
                                            -------------    -----------   -------------   -----------
Weighted Average - Based on GLA                   266,479        100,208         $60,790       $74,532
                                          ---------------    -----------   -------------   -----------
Weighted Average - Based on base rent( 1)         360,141        138,453         $61,324       $75,281
                                          ---------------    -----------   -------------   -----------

CORE
                                            -------------    -----------   -------------   -----------
Weighted Average - Based on GLA                   186,891         69,647         $63,190       $77,482
                                          ---------------    -----------   -------------   -----------
Weighted Average - Based on base rent( 1)         325,213        125,403         $62,184       $76,311
                                          ---------------    -----------   -------------   -----------

FUND I
                                            -------------    -----------   -------------   -----------
Weighted Average - Based on GLA                   165,948         64,480         $52,498       $62,888
                                          ---------------    -----------   -------------   -----------
Weighted Average - Based on base rent( 1)         156,106         59,755         $56,318       $67,353
                                          ---------------    -----------   -------------   -----------

FUND II -Urban In-fill
                                             ------------    -----------   -------------   -----------
Weighted Average - Based on GLA                 2,024,182        766,727         $36,476       $47,354
                                          ---------------    -----------   -------------   -----------
Weighted Average - Based on base rent( 1)       1,859,115        702,055         $35,844       $46,675
                                          ---------------    -----------   -------------   -----------

FUND II -Other
                                             ------------    -----------   -------------   -----------
Weighted Average - Based on GLA                   288,932        108,039         $75,456       $97,126
                                          ---------------    -----------   -------------   -----------
Weighted Average - Based on base rent( 1)         288,932        108,039         $75,456       $97,126
                                          ---------------    -----------   -------------   -----------

(1) Does not include the Kroger/Safeway Portfolio. Base rent for joint ventures has been pro-rated based on the Company's ownership % in the joint venture.
(2) West 54th Street, Sherman 161st Street and 216th Street figures are for 2 mile radius

QUARTERLY SUPPLEMENTAL DISCLOSURE
           September 30, 2007

  Residential (Multi-family) Properties
-----------------------------------------

                                                                                      % Occupied      % Occupied
                Property                   Location     Square Feet      Units    September 30, 2007 June 30, 2007
                --------                   --------     -----------      -----    ------------------ -------------

              Mid-Atlantic

             North Carolina
             --------------
           Village Apartments            Winston Salem        578,706          600               94%            89%

                Mid-West

                Missouri
                --------
Gate House, Holiday House, Tiger Village,   Columbia          625,545          874               86%            92%
          Colony Apartments (1)                       -------------------------------------------------------------

                 Totals                                     1,204,251        1,474               89%            91%
                                                      =============================================================

(1) As this property has tenants associated with the University of Missouri, occupancy trends are correlated to semester sessions